March 1, 2016

THE DAVENPORT FUNDS

Davenport Core Fund
Ticker Symbol: DAVPX

Davenport Value & Income Fund
Ticker Symbol: DVIPX

Davenport Equity Opportunities Fund
Ticker Symbol: DEOPX

Davenport Small Cap Focus Fund
Ticker Symbol: DSCPX

Supplement to the Prospectus Dated August 1, 2015

On February 23, 2016, the Board of Trustees of Williamsburg Investment Trust (the “Trust”) engaged Cohen Fund Audit Services Ltd. (“Cohen”) as the new independent registered public accounting firm of the Trust as of February 23, 2016. The Trust’s Audit Committee participated in and approved the decision to appoint Cohen.

The following replaces the reference to the accounting firm on the inside back cover of the Prospectus:

Independent Registered Public Accounting Firm
Cohen Fund Audit Services Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Please retain this Supplement for Future Reference

March 1, 2016

FBP Equity & Dividend Plus Fund
Ticker Symbol: FBPEX

FBP Appreciation & Income Opportunities Fund
Ticker Symbol: FBPBX

Supplement to the Prospectus Dated August 1, 2015

On February 23, 2016, the Board of Trustees of Williamsburg Investment Trust (the “Trust”) engaged Cohen Fund Audit Services Ltd. (“Cohen”) as the new independent registered public accounting firm of the Trust as of February 23, 2016. The Trust’s Audit Committee participated in and approved the decision to appoint Cohen.

The following replaces the reference to the accounting firm on the inside back cover of the Prospectus:

Independent Registered Public Accounting Firm

Cohen Fund Audit Services Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Please retain this Supplement for Future Reference

March 1, 2016

The Government Street Funds

The Government Street Equity Fund
Ticker Symbol: GVEQX

The Government Street Mid-Cap Fund
Ticker Symbol: GVMCX

The Alabama Tax Free Bond Fund
Ticker Symbol: ALABX

Supplement to the Prospectus dated August 1, 2015

The Prospectus is hereby amended to reflect a change in the portfolio management structure of The Government Street Mid-Cap Fund. For further information, please call toll-free at 1-866-738-1125. You may obtain copies of the Funds’ Prospectus and Statement of Additional Information free of charge on the Funds’ website at www.leavellinvestments.com or upon request by calling the phone number referenced above or by writing to Shareholder Services, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

RISK/RETURN SUMMARY

THE GOVERNMENT STREET MID-CAP FUND – Management of the Fund
The “Portfolio Managers” section on page 16 should be deleted in its entirety and replaced with the following:

Portfolio Manager
Thomas W. Leavell is primarily responsible for the day-to-day management of the portfolio of The Government Street Mid-Cap Fund and has been a co-portfolio manager of the Fund since the Fund’s inception in 2003. Mr. Leavell has been a Director of the Adviser since his founding of the firm in 1979 and served as President until January 2014.

MANAGEMENT OF THE FUNDS

The Government Street Mid-Cap Fund
The 6th paragraph of this section on pages 35-36 should be deleted in its entirety and replaced with the following:

Thomas W. Leavell is primarily responsible for managing the portfolio of The Government Street Mid-Cap Fund and has served as a co-portfolio manager of the Fund since its inception in 2003. Mr. Leavell has been a Director of the Adviser since his founding of the firm in 1979 and served as President until January 2014. He holds a B.S. degree from Auburn University and an M.B.A. from the University of Kentucky.

Please Retain This Supplement for Future Reference

March 1, 2016

The Government Street Funds

The Government Street Equity Fund
Ticker Symbol: GVEQX

The Government Street Mid-Cap Fund
Ticker Symbol: GVMCX

The Alabama Tax Free Bond Fund
Ticker Symbol: ALABX

Supplement to the Prospectus Dated August 1, 2015

On February 23, 2016, the Board of Trustees of Williamsburg Investment Trust (the “Trust”) engaged Cohen Fund Audit Services Ltd. (“Cohen”) as the new independent registered public accounting firm of the Trust as of February 23, 2016. The Trust’s Audit Committee participated in and approved the decision to appoint Cohen.

The following replaces the reference to the accounting firm on the inside back cover of the Prospectus:

Independent Registered Public Accounting Firm
Cohen Fund Audit Services Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Please retain this Supplement for Future Reference

March 1, 2016

The Jamestown Funds

The Jamestown Equity Fund
Ticker Symbol: JAMEX

The Jamestown Tax Exempt Virginia Fund
Ticker Symbol: JTEVX

Supplement to the Prospectus Dated August 1, 2015

On February 23, 2016, the Board of Trustees of Williamsburg Investment Trust (the “Trust”) engaged Cohen Fund Audit Services Ltd. (“Cohen”) as the new independent registered public accounting firm of the Trust as of February 23, 2016. The Trust’s Audit Committee participated in and approved the decision to appoint Cohen.

The following replaces the reference to the accounting firm on the inside back cover of the Prospectus:

Independent Registered Public Accounting Firm
Cohen Fund Audit Services Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Please retain this Supplement for Future Reference

STATEMENT OF ADDITIONAL INFORMATION

THE DAVENPORT FUNDS

DAVENPORT CORE FUND – Ticker: DAVPX
DAVENPORT VALUE & INCOME FUND – Ticker: DVIPX
DAVENPORT EQUITY OPPORTUNITIES FUND – Ticker: DEOPX
DAVENPORT SMALL CAP FOCUS FUND – Ticker: DSCPX

Series of
WILLIAMSBURG INVESTMENT TRUST

August 1, 2015
Supplemented March 1, 2016

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	2
INVESTMENT LIMITATIONS	8
TRUSTEES AND OFFICERS	14
INVESTMENT ADVISER	20
ADMINISTRATOR	24
DISTRIBUTOR	25
OTHER SERVICE PROVIDERS	26
PORTFOLIO SECURITIES AND BROKERAGE	26
SPECIAL SHAREHOLDER SERVICES	27
PURCHASE OF SHARES	29
REDEMPTION OF SHARES	29
NET ASSET VALUE DETERMINATION	30
FUND EXPENSES	30
ADDITIONAL TAX INFORMATION	31
GENERAL INFORMATION ABOUT THE TRUST	34
CALCULATION OF PERFORMANCE DATA	36
FINANCIAL STATEMENTS AND REPORTS	38
POLICIES AND PROCEDURES FOR VOTING PROXIES	39

This Statement of Additional Information (“SAI”) is not a prospectus and should only be read in conjunction with the Prospectus of The Davenport Funds dated August 1, 2015, as supplemented. This SAI is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at no charge, by writing to Williamsburg Investment Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-800-281-3217.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Davenport Core Fund (the “Core Fund”), the Davenport Value & Income Fund (the “Value & Income Fund”), the Davenport Equity Opportunities Fund (the “Equity Opportunities Fund”) and the Davenport Small Cap Focus Fund (the “Small Cap Focus Fund”) are four separate investment portfolios of Williamsburg Investment Trust (the “Trust”). The Funds are managed by Davenport & Company LLC (the “Adviser”). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

Industry/Sector Risk. The greater a Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on the Fund’s performance. To the extent a Fund has greater exposure to any single type of investment, the Fund’s potential for loss (or gain) will be greater than if its portfolio were invested more broadly in many types of investments. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of companies in the same industry may react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, financial services or energy, can be highly volatile. As of March 31, 2015, the Value & Income Fund had 29.0% of the value of its net assets invested in stocks within the Financials sector and the Equity Opportunities Fund had 35.6% and 27.2% of the value of its net assets invested in stocks within the Financials sector and Consumer Discretionary sector, respectively. Sectors are determined by reference to the classifications of sectors set forth in the Funds’ annual and semi-annual reports. The sectors in which a Fund may have a greater exposure will vary.

•	Gaming Industry: Companies in the gaming, casino and related industries are highly regulated, and state and federal legislative changes can significantly impact the profitability of companies in those industries. Casino and gaming companies are also very competitive and existing companies may face competitive challenges as a result of new products, new casino concepts and new venues. The gaming industry may be negatively affected by unpredictable earnings, changes in economic conditions and changing consumer tastes. Securities of gaming companies may be considered speculative and generally exhibit greater volatility than the overall market.

•	Financial Industry: Companies in the financial industry are subject to certain risks, which include: (1) the effect of changes in interest rates on their profitability; (2) the rate of corporate and consumer debt defaults; (3) price competition; (4) governmental limitations on a company’s loans, other financial commitments, product lines and other operations; and (5) recent ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry’s regulatory framework). Some financial companies have recently experienced significant losses in value and the possible recapitalization of such companies may present greater risks of loss. Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as man-made and natural disasters (including weather catastrophes), terrorism, mortality risks and morbidity rates.

•	Technology Industry: Companies in the technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

•	Consumer Discretionary Industry: Companies in the consumer discretionary sector could be affected by, among other things, overall economic conditions, interest rates, consumer confidence, and disposable income.

•	Energy Industry. Companies in the energy industry, such as coal, natural gas and crude oil, may have distinctly higher volatility than other types of securities, due in part their physical properties which can affect the available supply and the real time pricing of these commodities Factors unique to energy stocks include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand and may be susceptible to international political and economic developments and the success of exploration projects.

•	Utility Stocks. The performance of utility stocks is expected to reflect conditions affecting the utilities industry, which is sensitive to factors such as interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services and the risk associated with construction and operating certain types of facilities. Telecommunication companies and products may be highly dependent on innovations and expansion of existing technologies, such as internet communications, as well as intense pricing competition and industry consolidation.

•	Real Estate Investment Trusts (“REITs”). While the Funds will not invest in real estate directly, they may be subject to risks similar to those associated with real estate investments because of their ability to purchase securities of companies in the real estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. Such REITs are dependent upon management skills, subject to the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence and appeal of properties to tenants. Other REITs that operate as property leasing companies for a particular industry, such as the wireless network or timber industry, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from the Investment Company Act of 1940 (the “1940 Act”). To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by a Fund, there will be a layering of fees, which would increase expenses.

•	Commodities. The Funds may invest in securities whose performance is linked to the price of an underlying commodity or commodity index. Precious metals such as gold, silver, platinum and palladium, have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Investments in precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Investments in energy-related industries may be affected by changes in supply and demand and government regulations. Other types of commodities may be subject to certain risks, including regulatory, economic, environmental and political developments, weather events, natural disasters and market disruptions.

Master Limited Partnerships (“MLPs”). MLPs are formed as limited partnerships or limited liability companies and taxed as partnerships for federal income tax purposes. The securities issued by many MLPs are listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests or managed member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and may receive incentive distribution payments from, the MLP. The limited partners, or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operations and management of the entity and receive cash distributions.

The general partner or managing member may be structured as a private or publicly-traded corporation or other entity. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay federal income taxes. Currently most MLPs operate in the energy, natural resources, shipping or real estate sectors. Equity securities issued by MLPs typically consist of common and subordinated units (which represent the limited partner or member interests) and a general partner or management member interest.

Smaller Capitalization Securities.  Smaller capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-know to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions can decrease the value and liquidity of such securities, which could increase the volatility of small cap securities.

Foreign Securities. Each Fund may invest up to 30% of its net assets in foreign securities if the Adviser believes such investment would be consistent with the Fund’s investment objective. The Funds may invest in securities of foreign issuers directly or in the form of sponsored American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. If a change in securities values or net assets results in a Fund having more than 30% of its net assets invested in foreign securities, the Adviser will not be required to sell foreign securities in order to reduce the Fund’s holdings to below 30%.

Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (“EU”) and European Economic and Monetary Union, which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability.

Passive Foreign Investment Companies. Some securities of companies domiciled outside the U.S. in which the Funds may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are foreign corporations which generate primarily passive income. Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that a Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. There can be no guarantee that a Fund’s efforts to ensure compliance with federal tax reporting of PFIC investments will always be successful.

Warrants and Rights. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. Government Securities. The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or the Funds’ shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

In August 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. In explaining the downgrade, Standard & Poor’s cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. In June 2013, Standard & Poor’s affirmed its AA+ long-term credit rating on the U.S. and revised its rating outlook to stable from negative to indicate its current view that the likelihood of a near-term downgrade of the rating is less than one in three. It is possible that the rating outlook could be revised downward if economic, fiscal and/or political circumstances change in the U.S. Such a credit event may result in higher interest rates and adversely impact the U.S. economy and financial markets.

Repurchase Agreements. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security, it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer). The Fund must deliver the securities (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.” The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds’ risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, a decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the security are less than the resale price provided in the repurchase agreement. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the Investment Company Act of 1940 (the “1940 Act”). The return on such “collateral” may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds’ custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Shares of Other Investment Companies. The Core Fund may invest up to 5% of its total assets in shares of other investment companies. The Value & Income Fund, the Equity Opportunities Fund and the Small Cap Focus Fund may each invest, to the extent permitted by the 1940 Act, in shares of other investment companies. Such other investment companies may include open and closed-end investment companies and shares of exchange-traded funds (“ETFs”), including Standard & Poor’s Depositary Receipts (“SPDRs”) and shares of the DIAMONDS Trust (“DIAMONDs”). SPDRs are exchange-traded securities that represent ownership of the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that are intended to track the price performance and dividend yield of the Standard & Poor’s Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends that accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. Unlike traditional mutual funds, SPDRs and DIAMONDs are traded like a stock on a securities exchange and may be purchased or sold throughout the trading day based upon their market price. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that the net asset value (“NAV”) will decrease.

Shares of other ETFs may also be purchased by the Funds. An ETF is an investment company registered under the 1940 Act that often holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission (“SEC”) Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV.

To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

Limitations on Investing in Other Investment Companies. Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of such fund’s total assets would be invested in investment companies. Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits. The Value & Income Fund, the Equity Opportunities Fund and the Small Cap Focus Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Funds may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as the Funds (and all of their affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC. If a Fund seeks to redeem shares of an ETF or investment company purchased in reliance on Section 12(d)(1)(F), the ETF is not obligated to redeem an amount exceeding 1% of the ETF’s outstanding shares during a period of less than 30 days.

Description of Money Market Instruments. Money market instruments may include shares of money market funds, U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds’ custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Borrowing. Each of the Core Fund and the Value & Income Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to one-third of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. Each of the Core Fund and the Value & Income Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets. Each of the Equity Opportunities Fund and the Small Cap Focus Fund may borrow up to one-third of its total assets, including the amount of such borrowing, for extraordinary or emergency purposes or to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on NAV will be exaggerated. If, while such borrowing is in effect, the value of a Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowings.

Commodity Exchange Act Regulation. The Funds have claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation under the CEA. A fund claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation. On an annual basis, the Funds are required to reaffirm their eligibility to continue to claim the exclusion. If a Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC. A Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements. In August 2013, the CFTC issued a rule (“Harmonization Rule”) that harmonizes certain of the CFTC’s compliance obligations with those of the SEC in order to facilitate compliance with both regulatory regimes. Under the Harmonization Rule, a registered investment company may elect to comply with certain CFTC obligations by agreeing to comply with certain SEC disclosure, reporting and recordkeeping requirements.

Portfolio Turnover. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity may have an impact on the total amount of taxable distributions to shareholders. Because all portfolio trades are expected to be executed through the Adviser at no charge to the Funds, the degree of portfolio turnover is not expected to affect the brokerage costs of the Funds. However, a Fund could potentially incur brokerage commissions at any time if the Adviser does not waive commissions or if Fund trades are placed through outside brokers.

Cybersecurity Risk. The Funds and their service providers may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Funds, the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate the Funds’ share price, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issues or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investment in such companies to lose value. There is no guarantee that efforts designed to reduce the risks associated with cyber security will succeed, especially since the Funds do not directly control the cyber security systems of issuers or third-party service providers.

INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the out-standing voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, the Core Fund may not:

(1)	Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2)	Invest 25% or more of the value of its total assets in any one industry (except that securities of the U.S. Government, its agencies and instrumen-talities are not subject to these limitations);

(3)	Invest for the purpose of exercising control or management of another issuer;

(4)	Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of com-panies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in mortgage-backed securities;

(5)	Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(6)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(7)	Make short sales of securities or maintain a short position, except short sales “against the box” (A short sale is made by selling a security the Fund does not own. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(8)	Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9)	Write, purchase or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options;

(10)	Issue any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security;

(11)	Borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund’s assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(12)	Invest in restricted securities, or invest more than 15% of the Fund’s net assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(13)	Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; or

(14)	Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of the Fund’s total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

Under these fundamental limitations, the Value & Income Fund may not:

(1)	Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry (except that such limitation does not apply to securities of the U.S. Government, its agencies and instrumentalities).

(2)	With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to securities of the U.S. Government, its agencies and instrumentalities and securities of other investment companies).

(3)	Borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund’s assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(4)	Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33⅓% of the value of its total assets; and (iii) by entering into repurchase agreements.

(5)	Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

(6)	Purchase securities of companies for the purpose of exercising control.

(7)	Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

(8)	Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell futures contracts and options thereon.

(9)	Issue any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security;

Under these fundamental limitations, the Equity Opportunities Fund and the Small Cap Focus Fund may not:

(1)	Engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

(2)	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(3)	Purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Fund. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;

(4)	Invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies;

(5)	Purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(6)	Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies;

(7)	Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

Percentage restrictions stated as an investment policy or invest-ment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitations above, each Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the limitation.

While the Core Fund has reserved the right to make short sales “against the box” (limitation number 7, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. John P. Ackerly, IV and John T. Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (“Interested Trustees”).

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) and Directorships of Various Companies During Past 5 Years	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:
John P. Ackerly, IV One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Senior Vice President, Director and member of the Executive Committee of Davenport & Company LLC	11
John T. Bruce 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1953	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.	11
Independent Trustees:
Robert S. Harris, Ph. D. 100 Darden Boulevard Charlottesville, Virginia 22903 Year of Birth: 1949	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; consultant to corporations and government agencies	11
George K. Jennison 5101 Stratford Crescent Richmond, Virginia 23226 Year of Birth: 1957	Since January 2015	Trustee	President of Oyster Consulting (a management consultant firm to the financial services industry). From 2009 until 2012, he was a Senior Managing Director for Wachovia Securities (renamed Wells Fargo Advisors).	11
Harris V. Morrissette 100 Jacintoport Boulevard Saraland, Alabama 36571 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc and Dixie Lily Foods; Director of International Shipholding Corporation (cargo transportation); Director of Trustmark National Bank (bank holding company); Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012	11
Elizabeth W. Robertson 305 Marston Lane Richmond, Virginia 23221 Year of Birth: 1953A	Since February 2014	Trustee	Chief Financial Officer for Monument Restaurants LLC (restaurant franchisees) since 2011. Trustee of TowneBank Foundation and Community Board since 2015. Director of Franklin Financial Corporation and Franklin Federal Savings Bank from 1996 until 2014. She was previously a Senior Manager at KPMG (accounting firm).	11

Executive Officers:
Margaret H. Alves 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1972	Since February 2006	Compliance Officer of The Government Street Funds	Chief Compliance Officer and Secretary of Leavell Investment Management, Inc.

Tina H. Bloom 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1968	Since August 2006	Chief Compliance Officer and Secretary	Director of Fund Administration of Ultimus Fund Solutions, LLC (the Trust’s administrator);Vice President of Ultimus Fund Distributors, LLC (the Trust’s principal underwriter)
Charles M. Caravati, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1965	Since January 1996	President of The Jamestown Equity Fund; Vice President of The Jamestown Tax Exempt Virginia Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since November 2000	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
John H. Hanna, IV 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1955	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Vice President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Timothy S. Healey 800 Shades Creek Pkwy, Suite 585 Birmingham, Alabama 35209 Year of Birth: 1953	Since January 1995	Vice President of The Government Street Funds	Executive Vice President, Chief Investment Officer and a Director of Leavell Investment Management, Inc.
Mary S. Hope 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1963	Since August 2008	Vice President of The Government Street Funds	Vice President and Portfolio Manager of Leavell Investment Management, Inc.
Joseph A. Jennings, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23219 Year of Birth: 1962	Since June 2005	President of The Jamestown Tax Exempt Virginia Fund	Portfolio Manager of Lowe, Brockenbrough & Company, Inc.
Thomas W. Leavell 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1943	Since February 2004	President of The Government Street Funds	Director of Leavell Investment Management, Inc.; President and Chief Executive Officer of Leavell Investment Management, Inc. until January 2014.
David J. Marshall 800 Main Street Lynchburg Virginia 24504 Year of Birth: 1956	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Secretary, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Denise C. Peters One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1956	Since February 2007	Compliance Officer of The Davenport Funds	First Vice President and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC

R. Gregory Porter, III 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1941	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc.
Page T. Reece 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1957	Since September 2004	Compliance Officer of The Jamestown Funds	Chief Compliance Officer and Director of Operations of Lowe, Brockenbrough & Company, Inc.
Teresa L. Sanderson 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1963	Since September 2004	Compliance Officer of the Flippin, Bruce & Porter Funds	Chief Compliance Officer and a Principal of Flippin, Bruce & Porter, Inc.
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since November 2000	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
George L. Smith, III One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1976	Since February 2011	Vice President of The Davenport Funds	Senior Vice President of Davenport & Company LLC
Lawrence B. Whitlock, Jr. 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1948	Since February 2002	Vice President of The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2014.

Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
John P. Ackerly, IV	Core Fund: Over $100,000	Over $100,000
Small Cap Focus Fund: $10,001- $50,000
John T. Bruce	None	Over $100,000
Independent Trustees:
Robert S. Harris	Core Fund: $1-$10,000	$10,001- $50,000
George K. Jennison	None	None
Harris V. Morrissette	Core Fund: $50,001 – $100,000	Over $100,000
Value & Income Fund: $10,001-$50,000
Equity Opportunities Fund: $10,001-$50,000

Elizabeth W. Robertson	Core Fund: $50,001-$100,000	Over $100,000
Value & Income Fund: Over $100,000
Equity Opportunities Fund: Over $100,000

As of July 2, 2015, the Trustees and offices of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of each Fund.

Trustee Compensation. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer (“CCO”) regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Effective July 1, 2014, each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust (“Independent Trustee”) receives from the Trust an annual retainer of $12,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for in-person meetings attended by the Chairman of the Board); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The same compensation structure was in effect prior to July 1, 2014 except the annual retainer was $10,000. The fees are split equally among all of the funds in the Trust.

The following table provides compensation amounts paid to the Independent Trustees during the fiscal year ended March 31, 2015:

Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust
Robert S. Harris	$ 8,228	None	None	$ 28,500
George K. Jennison*	2,167	None	None	6,500
J. Finley Lee, Jr.**	7,924	None	None	27,500
Richard L. Morrill***	1,773	None	None	6,500
Harris V. Morrissette	7,348	None	None	25,500
Elizabeth W. Robertson	7,787	None	None	27,000

*	Appointed to the Board effective January 1, 2015
**	Retired from the Board on June 30, 2015
***	Retired from the Board on June 30, 2014

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of six Trustees, four of whom are Independent Trustees. The Board is responsible for the oversight of eleven series, or funds, of the Trust. In addition to the Funds, the Trust consists of The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond Virginia; the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; and The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama. The Board has engaged these investment advisers to oversee the management of the funds on a day-to-day basis. The Board is responsible for overseeing the investment advisers and the Trust’s other service providers in the operations of the funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any representatives of management. The Board has established three standing committees and may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Dr. Robert S. Harris. As Chairman, Dr. Harris has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various investment advisers. The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Harris as Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics. These characteristics include having a structure consisting of four distinct fund complexes, each having its own investment adviser and compliance officer at the fund complex level. The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees. The Board has established an Audit Committee, a Governance, Nomination and Compensation Committee and a Qualified Legal Compliance Committee. The Board of Trustees has determined that its committees help ensure that the funds have effective and independent governance and oversight. The members of each Committee are the four Independent Trustees: Robert S. Harris, George K. Jennison, Harris V. Morrissette and Elizabeth W. Robertson. Elizabeth W. Robertson serves as the Chair of the Audit Committee and Harris V. Morrissette serves as Chairman of the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee. The Chairmanship of each Committee is rotated periodically. Each Committee Chairman has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he or she serves as Chairman. Each Committee Chairman facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

Audit Committee
The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers. The Audit Committee met four times during the fiscal year ended March 31, 2015.

Governance, Nomination and Compensation Committee
The Governance, Nomination and Compensation Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the Trust’s CCO and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; and (vi) evaluating the performance of the Board of Trustees. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee. The Governance, Nomination and Compensation Committee met four times during the fiscal year ended March 31, 2015.

Qualified Legal Compliance Committee
The Qualified Legal Compliance Committee is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2015 because no such reports were made during that period.

Qualifications of the Trustees. The Governance, Nomination and Compensation Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust. In addition, the Trustees are subject to periodic evaluation for their continued service on the Board. On a staggered three-year basis, members of the Governance, Nomination and Compensation Committee review the qualifications of each Trustee, evaluate his or her contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board. The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board. The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the investment advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

Mr. John Ackerly, IV
Mr. John Ackerly, IV is a Director, Senior Vice President and a member of the Executive Committee of Davenport & Company, the investment adviser to the Davenport Funds. Prior to joining Davenport & Company in 1994, he worked as a portfolio manager for Central Fidelity Bank. Mr. Ackerly is a member of the Executive Committee for Davenport & Company and also serves on the Board of Directors. He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts. Mr. Ackerly earned an undergraduate degree from the University of Virginia and earned an M.B.A degree from Virginia Commonwealth University. He is a Chartered Financial Analyst and has over 25 years of experience in the investment management profession. He has served as a Trustee since 2012. The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his past service and experience as a Trustee, his professional investment and business experience and his academic background.

Mr. John T. Bruce
Mr. John T. Bruce is a founding partner and the President of Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds. From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc. Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has 37 years of experience in the investment management profession. He has served as a Trustee since 1988. The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

Dr. Robert S. Harris
Dr. Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean. Dr. Harris teaches courses in financial management and policies and valuation in financial markets. His research has focused on corporate finance, financial market analysis and mergers and acquisitions. He has been widely published in leading academic and practitioner journals and has authored financial textbooks. Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies. He previously served as Chief Learning Officer and Vice President of United Technologies Corporation. Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University. He has served as a Trustee of the Trust since 2007. The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.

Mr. George K. Jennison
Mr. Jennison has over 30 years experience managing trading and execution platforms and integrating capital markets services into retail brokerage and clearing firm sales channels. He is currently President of Oyster Consulting (a provider of audit, compliance, financial, operations, technology, trading and strategic management consulting to financial services firms). Mr. Jennison began his career as a NASDAQ trader at Robinson-Humphrey Company where specialized in bank stocks and convertible securities. Later, he served as a Senior Vice President at Shearson Lehman where he was responsible for managing the Financial Institutions NASDAQ Group and then became the Managing Director, Head of NASDAQ Trading at Wheat First Securities. From 2009 until 2012, he was Senior Managing Director, head of the Equity Services Group at Wachovia Securities, where he was responsible for managing the equity trading platform for the firm’s retail brokerage, clearing and managed accounts. Mr. Jennison has served on a number of investment industry committees as well as capital commitment committees for several foundations and investment firms. He earned his B.A. degree in Economics and Management Services from Duke University and attended the Executive Program at the University of Virginia Darden School of Business. He has served as a Trustee of the Trust since 2015. The Board has concluded that Mr. Jennison is suitable to serve as a Trustee because of his professional investment and business experience, leadership positions and academic background.

Mr. Harris V. Morrissette
Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses. He serves as a director of International Shipholding Corporation (cargo transportation) and Trustmark National Bank (a bank holding company), and as a board member of White-Spunner Construction, Inc. He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008 and chairman of Azalea Aviation, Inc. (airplane fueling) until 2012. He is a board member of a number of not-for-profit organizations, among them the Business Council of Alabama and the Economic Development Partnership of Alabama. Mr. Morrissette holds a B.S. degree from The University of Alabama. He has served as a Trustee of the Trust since 1993. The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.

Ms. Elizabeth W. Robertson
Ms. Robertson serves as Chief Financial Officer of Monument Restaurants LLC (restaurant franchisees) and has been employed by Monument Restaurants since 2011. She previously served as Chief Financial Officer for Virginia Resources Authority (municipal bond authority) and a Senior Manager at KPMG (public accounting firm) where she specialized in audit and SEC reporting services for financial institutions. Ms. Robertson has served as a Trustee of TowneBank Foundation and Community Board since 2015 and was a director of Franklin Financial Corporation and Franklin Federal Savings Bank from 1996 until 2014. She previously performed accounting and tax services for small businesses and individuals on a part-time basis and is a board member of a number of not-for-profit organizations, among them, the Richmond Ballet and the St. Andrew’s School Foundation. She holds a B.S. degree from the University of Virginia McIntire School of Commerce and earned her Certified Public Accountant designation in 1975. The Board has concluded that Ms. Robertson is suitable to serve as a Trustee because of her business experience and expertise in accounting matters and her leadership positions and service on other boards.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk. The Trust, the investment advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the various committees. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board of Trustees requires management of the investment advisers and the Trust, including the Trust’s CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the committees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the Trust’s CCO outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Trust’s CCO is supported by four compliance officers, each of whom serve at the fund complex level. The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the funds’ securities. In addition, in its annual review of the funds’ advisory agreements, the Board reviews information provided by the investment advisers relating to their operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

INVESTMENT ADVISER

Davenport & Company LLC (the “Adviser”) supervises each Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus. Each Fund’s Advisory Agreement is effective for an initial two year period and is subject to annual approval thereafter by the Board of Trustees or by vote of a majority of a Fund’s outstanding voting securities, provided such continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. Each Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Adviser was originally organized in 1863, re-organized as a Virginia corporation in 1972, and subsequently converted to a Limited Liability Company in 1997. Through three corporate unitholders, the Adviser is 100% owned by its employees, none of whom own in excess of 10% of the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Adviser is a full service broker-dealer.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objective and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing the Funds’ shares. The Adviser, not the Funds, may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the amount of sales of Fund shares or on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.

Compensation of the Adviser with respect to each Fund is at the annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal years ended March 31, 2015, 2014 and 2013, the Core Fund paid the Adviser advisory fees of $2,283,706, $1,847,802 and $1,372,583, respectively. For the fiscal years ended March 31, 2015, 2014 and 2013, the Value & Income Fund paid the Adviser advisory fees of $2,629,441, $1,867,560 and $1,040,060, respectively. For the fiscal years ended March 31, 2015, 2014 and 2013, the Equity Opportunities Fund paid the Adviser advisory fees of $1,593,177, $1,013,586 and $547,147, respectively. For the fiscal period ended March 31, 2015, the Small Cap Focus Fund paid the Adviser advisory fees of $34,880 (which was net of fee waivers of $10,744).

Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed to reduce advisory fees and reimburse other Fund expenses of the Small Cap Focus Fund to the extent necessary that ordinary operating expenses (excluding interest on borrowings, taxes, brokerage costs, acquired fund fees and expenses, litigation and other extraordinary expenses) do not exceed an amount equal to 1.25% annually of the Fund’s average daily net assets. The Expense Limitation Agreement is in effect until August 1, 2016. Any fee reductions and/or expense reimbursements by the Adviser are subject to repayment by the Small Cap Focus Fund for a period of three years from the end of the fiscal year when such fee reductions or reimbursements occurred, provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund. During the fiscal period ended March 31, 2015, the Adviser reduced its investment advisory fees for the Small Cap Focus Fund by $10,744. The Adviser may seek repayment of this advisory fee reduction no later than March 31, 2018.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Adviser, not the Funds, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

Portfolio Managers

Other Accounts Managed (as of March 31, 2015)

The Core Fund and the Value & Income Fund are managed by members of the Adviser’s Investment Policy Committee. The Equity Opportunities Fund and the Small Cap Focus Fund are managed by George L. Smith, III, CFA and Christopher G. Pearson, CFA, subject to oversight by the Adviser’s Investment Policy Committee. The portfolio managers are also responsible for the day-to-day management of other accounts, as indicated in the following table. Of the eight portfolio managers, Michael S. Beall, Christopher G. Pearson and George L. Smith, III are the only persons who manage an account that has a performance based advisory fee. Each portfolio manager, with the exception of Christopher G. Pearson, is a member of the Davenport Investment Policy Committee.

Core Fund
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
John P. Ackerly, IV, CFA	Registered investment companies:	1	$407,776,796	0	$0
	Other pooled investment vehicles:	0	$0	0	$0
	Other Accounts	9,001	$4,901,694,006	0	$0
Michael S. Beall, CFA	Registered investment companies:	1	$407,776,796	0	$0
	Other pooled investment vehicles:	3	$477,713,182	2	$357,881,719
	Other Accounts	9,566	$5,282,806,542	0	$0
E. Trigg Brown, Jr.	Registered investment companies:	1	$407,776,796	0	$0
	Other pooled investment vehicles:	0	$0	0	$0
	Other Accounts	9,834	$5,268,151,977	0	$0

Robert B. Giles	Registered investment companies:	1	$407,776,796	0	$0
	Other pooled investment vehicles:	0	$0	0	$0
	Other Accounts	9,815	$4,999,921,531	0	$0
William M. Noftsinger, Jr.	Registered investment companies:	1	$407,776,796	0	$0
	Other pooled investment vehicles:	0	$0	0	$0
	Other Accounts	9,022	$4,735,988,281	0	$0
George L. Smith, III	Registered investment companies:	3	$716,771,653	0	$0
	Other pooled investment vehicles:	3	$477,713,182	2	$357,881,719
	Other Accounts	8,657	$4,642,700,812	0	$0
David M. West	Registered investment companies:	1	$407,776,796	0	$0
	Other pooled investment vehicles:	0	$0	0	$0
	Other Accounts	8,589	$4,592,310,881	0	$0

Value & Income Fund
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
John P. Ackerly, IV, CFA	Registered investment companies:	1	$330,686,654	0	$0
	Other pooled investment vehicles:	0	$0	0	$0
	Other Accounts	9,001	$4,901,694,006	0	$0
Michael S. Beall, CFA	Registered investment companies:	1	$330,686,654	0	$0
	Other pooled investment vehicles:	3	$477,713,182	2	$357,881,719
	Other Accounts	9,566	$5,282,806,542	0	$0
E. Trigg Brown, Jr.	Registered investment companies:	1	$330,686,654	0	$0
	Other pooled investment vehicles:	0	$0	0	$0
	Other Accounts	9,834	$5,268,151,977	0	$0
Robert B. Giles	Registered investment companies:	1	$330,686,654	0	$0
	Other pooled investment vehicles:	0	$0	0	$0
	Other Accounts	9,815	$4,999,921,531	0	$0
William M. Noftsinger, Jr.	Registered investment companies:	1	$330,686,654	0	$0
	Other pooled investment vehicles:	0	$0	0	$0
	Other Accounts	9,022	$4,735,988,281	0	$0
George L. Smith, III	Registered investment companies:	3	$639,681,511	0	$0
	Other pooled investment vehicles:	3	$477,713,182	2	$357,881,719
	Other Accounts	8,657	$4,642,700,812	0	$0
David M. West	Registered investment companies:	1	$330,686,654	0	$0
	Other pooled investment vehicles:	0	$0	0	$0
	Other Accounts	8,589	$4,592,310,881	0	$0

Equity Opportunities Fund
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Christopher G. Pearson	Registered investment companies:	1	$31,291,375	0	$0
	Other pooled investment vehicles:	3	$477,713,182	2	$357,881,719
	Other Accounts	489	$317,695,290	0	$0
George L. Smith, III	Registered investment companies:	3	$769,754,825	0	$0
	Other pooled investment vehicles:	3	$477,713,182	2	$357,881,719
	Other Accounts	8,657	$4,642,700,812	0	$0

Small Cap Focus Fund
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Christopher G. Pearson	Registered investment companies:	1	$277,703,482	0	$0
	Other pooled investment vehicles:	3	$477,713,182	2	$357,881,719
	Other Accounts	489	$317,695,290	0	$0
George L. Smith, III	Registered investment companies:	3	$1,016,166,932	0	$0
	Other pooled investment vehicles:	3	$477,713,182	2	$357,881,719
	Other Accounts	8,657	$4,642,700,812	0	$0

Potential Conflicts of Interest

It is possible that the portfolio managers might not present the Funds and other client portfolios with the same investment opportunities that may come to their attention even if such opportunities are consistent with a Fund’s and other clients’ investment objectives. The Adviser will endeavor to allocate investment opportunities to all of its clients, including the Funds, in a manner that is fair and equitable over time. At all times, the portfolio managers will use their best judgment and specific knowledge of the Funds and other client accounts when determining which securities to recommend or invest in specific instances.

The Adviser has adopted a Code of Ethics and personal trading policies that allow portfolio managers who wish to buy or sell the same securities at the same time as their clients (including the Funds) to aggregate (bunch) orders for their personal accounts with client orders according to the Adviser’s bunched trading policies. When investment decisions are suitable for a group of advisory clients, to the extent possible, the orders will be aggregated. If more than one price is paid for securities in an aggregated transaction throughout the day, each participating account will receive the average price paid for the block of securities on that day. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Adviser’s clients come first.

Certain portfolio managers may have an incentive to favor performance-based fee clients over other client portfolios. However, the Adviser does not believe that such conflict of interest is material because the investment objectives and strategies of the performance-based fee clients are substantially different from that of the Funds.

The Adviser also engages in providing independent research on various companies, including companies in which the Funds may invest. A research analyst may publish a research report on a company held or being considered by the Funds. Such research reports will be prepared and disseminated without regard to the effects on investments by the Funds and the Adviser’s other clients.

Compensation

The portfolio managers are compensated by (i) a fixed salary, which may change on an annual basis; (ii) commissions and fees earned on individual retail and managed customer accounts, which vary by month; and (iii) a stipend for sitting on various committees of the Adviser (e.g., Investment Policy Committee, Executive Committee and/or Audit Committee).

All portfolio managers, except for Robert B. Giles and William M. Noftsinger, Jr., are compensated by a fixed salary, which may change on an annual basis. Mr. Giles and Mr. Noftsinger do not receive a fixed salary, but are compensated by commissions and other fees as described below.

All portfolio managers are compensated by commissions and fees earned on individual retail and managed customer accounts, which vary by month. Additionally, E. Trigg Brown, Jr. receives variable compensation based on the quarterly receipts of the Adviser’s branch for which Mr. Brown serves as Branch Manager.

John P. Ackerly, IV, E. Trigg Brown, Jr, Robert B. Giles, William M. Noftsinger, Jr., George L. Smith, III, Christopher G. Pearson and David M. West are generally compensated by a stipend for sitting on various committees of the Adviser (e.g., Investment Policy Committee, Executive Committee and/or Audit Committee).

All portfolio managers who are directors of the Adviser are compensated by a fixed fee for sitting on the Adviser’s Board of Directors. All portfolio managers, except Christopher G. Pearson, are directors of the Adviser. All portfolio managers are eligible for, and typically receive, a variable bonus, which is paid on a discretionary basis, typically at the end of each year, representing discretionary allocations made by the Adviser’s Executive Committee.

Michael S. Beall, George L. Smith, III and Christopher G. Pearson each receive a discretionary bonus, which is typically paid at the end of the year, based on the profitability, if any, of EWF Partners and EWF Partners II, other private investment funds managed by the Adviser.

All portfolio managers receive a safe harbor contribution to the Adviser’s 401(k) plan as a percentage of eligible compensation. All portfolio managers receive an annual contribution to the Adviser’s profit sharing plan, which is a discretionary amount based on a percentage of eligible compensation determined annually by the Board of Directors of the Adviser.

Ownership of Fund Shares

The following table indicates, as of March 31, 2015, the dollar value of shares of the Davenport Funds beneficially owned by the portfolio manager of the Fund or Funds for which the portfolio manager serves. In addition to ownership of Fund shares, each manager has a considerable amount invested in the strategies used in the portfolio management process of the Funds through the Adviser’s profit-sharing plan.

Portfolio Manager and Managed Fund(s)	Dollar Value of Fund Shares Beneficially Owned
John P. Ackerly, IV, CFA
• Core Fund	$10,001 - $50,000
• Value & Income Fund	None
Michael S. Beall, CFA
• Core Fund	$100,001 - $500,000
• Value & Income Fund	None
E. Trigg Brown, Jr.
• Core Fund	$50,001 - $100,000
• Value & Income Fund	$100,001 - $500,000
Robert B. Giles
• Core Fund	$10,001 - $50,000
• Value & Income Fund	None
William M. Noftsinger, Jr.
• Core Fund	$50,001 - $100,000
• Value & Income Fund	None
Christopher G. Pearson, CFA
• Equity Opportunities Fund	$100,001 - $500,000
• Small Cap Focus Fund	$50,001 - $100,000
George L. Smith, III, CFA
• Core Fund	$50,001 - $100,000
• Value & Income Fund	None
• Equity Opportunities Fund	$50,001 - $100,000
• Small Cap Focus Fund	$50,001 - $100,000
David M. West, CFA
• Core Fund	None
• Value & Income Fund	None

Investment Policy Committee

The Investment Policy Committee is comprised of seven individuals who are responsible for the formalized investment approach upon which the Adviser’s Asset Management Division is based. Committee members meet formally on a weekly basis. Each member of the Adviser’s Investment Policy Committee is listed below

John P. Ackerly, IV, CFA (age 52) joined the Adviser in 1994 and currently serves as Senior Vice President and Director. Mr. Ackerly is a member of the Adviser’s Executive Committee and has been a member of the Investment Policy Committee since February 1999.

Michael S. Beall, CFA (age 61) joined the Adviser in 1980 and is an Executive Vice President, Director and Chairman of the Investment Policy Committee. Mr. Beall has been a member of the Investment Policy Committee since June 1991.

E. Trigg Brown, Jr. (age 62) joined the Adviser in 1982 and currently serves as an Executive Vice President, Director and Branch Manager of the Adviser’s Richmond, Virginia branch. Mr. Brown is a member of the Adviser’s Executive Committee and has been a member of the Investment Policy Committee since October 2002.

Robert B. Giles (age 69) joined the Adviser in 1967 and currently serves as an Executive Vice President and Director. Mr. Giles has been a member of the Adviser’s Investment Policy Committee since July 2007.

William M. Noftsinger, Jr. (age 64) joined the Adviser in 1987 and currently serves as a Senior Vice President, Director and member of the Adviser’s Portfolio Review Committee. Mr. Noftsinger has been a member of the Investment Policy Committee since October 2002.

George L. Smith, III, CFA (age 39) joined the Adviser in 1997 and currently serves as a Senior Vice President, Director and coordinator of the buy-side research for the Adviser. Mr. Smith is a member of the Adviser’s Executive Committee and has been a member of the Investment Policy Committee since July 2010.

David M. West, CFA (age 60) joined the Adviser in 1990 and currently serves as Senior Vice President, Director and co-director of the equity research department. Mr. West is a member of the Adviser’s Executive Committee and has been a member of the Investment Policy Committee since 2012.

Co-Portfolio Managers of Equity Opportunities Fund and Small Cap Focus Fund

Selection of portfolio securities for the Equity Opportunities Fund and the Small Cap Focus Fund is made by George L. Smith, III, CFA and Christopher L. Pearson, CFA, subject to the oversight of the Investment Policy Committee.

George L. Smith, III, CFA (age 39) joined the Adviser in 1997 and currently serves as a Senior Vice President, Director and coordinator of the buy-side research for the Adviser. Mr. Smith is a member of the Adviser’s Executive Committee and has been a member of the Investment Policy Committee since July 2010.

Christopher G. Pearson, CFA (age 31) joined the Adviser in 2006 and is Vice President and a buy-side analyst for the Adviser. Mr. Pearson is a member of the Adviser’s Portfolio Review Committee.

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a monthly fee based upon the average value of its daily net assets, subject to a minimum monthly fee, plus a shareholder recordkeeping fee (on a per shareholder basis) for shareholder accounts in excess of 1,000. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. For the fiscal years ended March 31, 2015, 2014 and 2013, the Core Fund paid administration fees to the Administrator of $369,866, $315,536 and $245,401, respectively; the Value & Income Fund paid administration fees to the Administrator of $415,753, $319,250 and $189,617, respectively; and the Equity Opportunities Fund paid administration fees to the Administrator of $283,576, $189,669 and $110,238, respectively. For the fiscal period ended March 31, 2015, the Small Cap Focus Fund paid administration fees to the Administrator of $15,000.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust’s CCO. For the performance of these services, the Funds pay the Administrator an annual base fee plus an asset-based fee on aggregate average net assets in excess of $100 million. In addition, the Funds reimburse the Administrator for any out-of-pocket expenses incurred for compliance services. For the fiscal years ended March 31, 2015, 2014 and 2013, the Core Fund paid compliance service fees to the Administrator of $27,193, $26,979 and $19,865, respectively; the Value & Income Fund paid compliance service fees to the Administrator of $30,438, $27,224 and $16,502, respectively; and the Equity Opportunities Fund paid compliance service fees to the Administrator of $20,644, $17,607 and $11,593, respectively. For the fiscal period ended March 31, 2015, the Small Cap Focus Fund paid compliance service fees to the Administrator of $1,690.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

OTHER SERVICE PROVIDERS

The firm of Cohen Fund Audit Services Ltd., independent registered public accounting firm, 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds’ assets is U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds’ practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds’ portfolio transactions.

The Funds’ common stock portfolio transactions will be exchange traded or traded in the over-the-counter market. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) that is an affiliated person of the Trust, or (ii) that is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser. To the maximum extent feasible, it is expected that the Funds’ portfolio securities transactions will be executed through the Adviser. The Adviser seeks to provide quality execution at the best net results, taking into consideration such factors as price, size and complexity of order. Other important factors include efficiency of execution, reliability, integrity, confidentiality, and overall responsiveness of the Adviser. Also, the operational capability, settlement and reporting functions of the Adviser and the ability to enter trades and view Fund information electronically are important factors in deciding to execute trades internally through the Adviser.

The Funds have not paid any brokerage commissions during each of the last three fiscal years (or since inception if a Fund has not operated for three years). All agency transactions were executed through the Adviser, which waived all brokerage commissions. However, the Funds could potentially incur brokerage commissions at any time should the Adviser elect not to waive commissions or if Fund trades are placed through outside brokers.

While there is no formula, agreement or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recom-mendations, financial, economic, political, fundamental and technical market and interest rate data, and other statisti-cal or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in deter-mining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition.

As of March 31, 2015, the Funds held common stock issued by the parent company of J. P Morgan Securities and shares of a closed-end fund sponsored by Morgan Stanley, two “regular broker-dealers” of the Trust, as defined in the 1940 Act. Although the Funds did not pay commissions to any of these broker-dealers, they meet the definition of “regular broker-dealers” under the 1940 Act by virtue of being one of the ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Trust, during the most recently completed fiscal year.

Fund	Regular Broker-Dealer	Market Value as of 3-31-2015
Core Fund	J.P. Morgan Securities LLC	$ 6,776,660
Value & Income Fund	J.P. Morgan Securities LLC	$ 10,642,089
Equity Opportunities Fund	Morgan Stanley & Co. LLC	$ 9,239,492

Codes of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

Regular Account. The regular account allows for voluntary invest-ments to be made at any time. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor’s registration instructions and voluntary investments can be made thereafter at any time. Shareholders will receive a statement each time there is an account transaction, such as an additional investment or a dividend reinvestment. .

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month on the 15th and/or last business day of the month). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are included in the Account Application or are available by calling the Funds. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the withdrawal date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Part-nership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The Application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-800-281-3217, or by writing to:

The Davenport Funds
Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV next determined after the order is received in proper form. An order received prior to the close of the regular session of trading of the New York Stock Exchange (the “Exchange”), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until it has been confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Shares of the Funds generally may be sold only to U.S. citizens, U.S. residents and U.S. domestic corporations, partnerships, trusts, or estates. For purposes of this policy, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and estates must have a U.S. address of record.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods to determine NAV as described in the Prospectus.

Employees and Affiliates of the Funds. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $2,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them.

REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit. No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of the securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so. The Board of Trustees has authorized payment to be made in portfolio secur-ities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the NAV. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.

 NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The NAV of each Fund is determined as of the close of the regular session of trading of the Exchange (normally 4:00 p.m., Eastern time) on each “Business Day.” A Business Day means any day, Monday through Friday, except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. NAV per share is deter-mined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily.

FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Independent Trustees, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds’ shareholder servicing operations, fees and expenses of qualifying and registering the Funds’ shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust’s series, or funds, which allocation may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

ADDITIONAL TAX INFORMATION

Taxation of the Funds. Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

There is a remedy for failure to meet the Subchapter M diversification test if the failure was due to reasonable cause and not to willful neglect. The remedy involves certain divestiture and procedural requirements, and payment of a tax. In certain de minimis situations, no tax is due in the event of a failure to meet the diversification requirements, but the divestiture and procedural requirements apply. Similarly, in the event of a failure to meet the Subchapter M income requirements, if the failure was due to reasonable cause and not to willful neglect it can be cured by satisfaction of procedural requirements and payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Funds’ Dividends and Distributions. Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2015, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $413,200 ($464,850 for married taxpayers, $439,000 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in such highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribu-tion paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the NAV of shares below your cost and thus in effect result in a return of a part of your investment.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” shares are sold. Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered shares. In response to this federal law, the Funds chose “average cost,” which is the mutual fund industry standard, as the Funds’ default tax lot identification for all shareholders. Average cost will be the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method. You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares. Please keep in mind that the Funds are not responsible for providing you with cost basis information on shares acquired prior to January 1, 2012.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Passive Foreign Investment Companies (“PFICs”). For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation’s gross income for its tax year is passive income or, in general, if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Section 954 of the Internal Revenue Code. Each Fund intends to mark-to-market these securities and recognize any realized or unrealized gains at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund may be required to distribute, even though it has not sold the securities. There can be no assurance that a Fund will be able to identify all investments that may be classified as PFICs or that it will be able to make the mark-to-market election with respect to all PFICs. In such an event tax and interest charges may be imposed on the Fund with respect to gains and/or certain distributions with respect to securities of such PFIC.

Sale, Exchange or Redemption of Fund Shares. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder. Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Core Fund and Value & Income Fund are diversified series of the Trust and the Equity Opportunities Fund and the Small Cap Focus Fund are non-diversified series of the Trust. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts. The Declaration of Trust of the Trust currently provides for the shares of twelve funds, or series, to be issued. The Trustees are permitted to create additional series, or funds, at any time.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this SAI. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to hold annual meetings of shareholders.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters that affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Principal Executive and Senior Financial Officers that requires the Trust’s Principal Executive Officer(s), Principal Financial Officer(s) and Principal Accounting Officer(s) to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

•	Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

•	Each of the Funds (except for the Davenport Small Cap Focus Fund) posts a complete listing of its Portfolio Securities on a daily basis at www.investdavenport.com. The listing of Portfolio Securities is current to the previous day’s close of the market. The Davenport Small Cap Focus Fund’s ten largest holdings as of the end of the most recent month are included in the Fund Fact Sheet which is posted at www.investdavenport.com. The Fact Sheet is typically posted to the website within 5 business days of the end of each month. The website is open to the general public.

•	Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to four different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the CCO of the Trust. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds.

Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Group	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Funds or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par, market value
Provided monthly, with a 30-day lag. No formal conditions or restrictions. Lipper indicates that it will not trade based on the Funds’ portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, description, shares/par, market value
Provided monthly, with a 30-day lag. No formal conditions or restrictions. Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None
FactSet	CUSIP, description, shares/par, market value
Provided monthly, with a 30-day lag. No formal conditions or restrictions. FactSet employees are required to follow a code of business conduct and ethics that obligates them to use a reasonable degree of care to safeguard confidential information and must agree in writing to comply with this code of business conduct and ethics.
None

•	These policies relating to disclosure of the Funds’ Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds’ administrator, distributor, custodian, legal counsel, accountants, proxy service, financial printer/typesetter and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

•	In the event a Fund processes a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for the receipt of such portfolio securities.

•	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

•	The CCO of the Trust may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

•	The CCO of the Trust shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least annually, the CCO shall provide the Board of Trustees with a report as to compliance with these policies.

Principal Shareholders. As of July 2, 2015, Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California 94105, owned of record 6.65% of the outstanding shares of the Equity Opportunities Fund; Wortham Mizell & Eddins Trustees, c/o Davenport & Company LLC, 901 East Cary Street, Richmond, Virginia 23219, owned of record 18.44% of the outstanding shares of the Small Cap Focus Fund; and Diana J. Beran, c/o Davenport & Company LLC, 901 East Cary Street, Richmond, Virginia 23219, owned of record 5.90% of the outstanding shares of the Small Cap Focus Fund. No other shareholder known by the Funds owned of record or beneficially 5% or more of the outstanding shares of a Fund.

CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total returns of each Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of a Fund’s operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total returns of a Fund (“T”) are computed by using the redeemable value at the end of a specified period of time (“ERV”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds’ past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows each Fund’s average annual total returns for periods ended March 31, 2015:

	One Year	Five Years	Ten Years	Since Inception
Core Fund	12.42%	14.10%	8.25%	6.56% (1-15-98)
Value & Income Fund	11.92%	N/A	N/A	15.69% (12-31-10)
Equity Opportunities Fund	16.67%	N/A	N/A	18.04% (12-31-10)
Small Cap Focus Fund	N/A	N/A	N/A	4.10%* (12-31-14)

*	Not Annualized

In addition, each Fund may advertise other total return performance data (“Nonstandardized Return”). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Core Fund, Value & Income Fund, Equity Opportunities Fund and Small Cap Focus Fund for the 30 days ended March 31, 2015 were 0.47%, 1.91%, 0.15% and (0.35%), respectively.

The Funds’ performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index; the Equity Opportunities Fund may also compare its performance to the Russell MidCap Index and the Small Cap Focus Fund may also compare its performance to the Russell 2000 Index, which are generally considered to be representative of the performance of unmanaged large-cap, mid-cap and small-cap common stocks, respectively, that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds’ past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

•	Lipper ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time.

•	Morningstar, Inc. rates mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to the Funds’ Prospectus to obtain a more complete view of the Funds’ performance before investing. Of course, when comparing the Funds’ performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc.). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser’s view of current or past market conditions or historical trends. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report and Semiannual Report will accompany this SAI whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Funds for the year ended March 31, 2015, together with the report of an independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

APPENDIX A

WILLIAMSBURG INVESTMENT TRUST

 POLICIES AND PROCEDURES FOR VOTING PROXIES

1.              Purpose. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2.            Definitions

(a)            Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)            Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3.            Policy for Voting Proxies.

(a)            Fiduciary Considerations. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b)            Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

4.            Conflicts of Interest. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

5.            Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6.            Non-routine Proposals.

(a)            Guidelines on Anti-takeover Issues. Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.” During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(b)            Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7.            Proxy Manager Approval. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8.            Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

9.            Report to the Board. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

10.            Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers’ policies and procedures.

As adopted November 1, 2004

Davenport & Company LLC One James Center 901 East Cary Street Ste 1100 Richmond, VA 23219¬4037 t 804-780-2000 800-846-6666 www.investdavenport.com

Davenport & Company LLC (The “Adviser”)

Proxy Voting Policies and Procedures

If directed in writing by the client, Adviser will be responsible for voting proxies for accounts in Adviser’s Investment Advisory programs. The Adviser intends to exercise a voice on behalf of clients in matters of corporate governance through the proxy process. The Adviser takes its fiduciary responsibilities very seriously and believes the right to vote a proxy is a significant asset of shareholders and clients. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of clients’ investments.

The Adviser has delegated the responsibility of overseeing the proxy voting process to a Proxy Voting Coordinator (the “Coordinator”). The Adviser’s proxy voting policies and procedures are outlined below.

General Policy for Voting Proxies

The Adviser will vote proxies solely in the interests of its clients and will vote consistently across the client base.

The Adviser shall not vote proxies for privately held securities, nor shall extraordinary measures, such as, but not limited to travel, be taken to submit a proxy vote. The Adviser will generally not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client.

From time to time, the Adviser may abstain from voting proxies for securities that have not been selected through the advisory process but are held in a client account per the client’s direction.

Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Proxy Voting Process: Voting Governance

The Adviser has contracted with Broadridge, an independent third party to provide all proxy voting and recordkeeping services through "ProxyEdge". ProxyEdge has contracted with Glass Lewis, a leading independent provider of global proxy analysis and voting services to provide voting recommendations. The Coordinator will monitor the voting and recordkeeping of all proxies and generally review each vote to ensure the voting follows the established Adviser guidelines. The Coordinator has the ability to override the recommended vote of Glass Lewis if it is determined the recommended vote is in direct conflict with the established guidelines of the Adviser or if it is determined a conflict of interest exists.

The Monitoring Process

The Adviser has elected to use the "Typical Investment Manager Policy" provided by ProxyEdge for voting recommendations. This policy was designed to maximize returns for investment advisors by voting in a manner that generally supports management while carefully limiting risk to investors. ProxyEdge automatically records the vote utilizing the recommendations supplied by Glass Lewis and this policy.

The Coordinator and his/her designee receive email alerts from ProxyEdge, notifying the Adviser of meeting dates and voting deadlines. As part of the monitoring process, the ProxyEdge website is checked regularly to ensure votes have been cast on securities with outstanding proxies. At this time the votes are checked to ensure they are cast within the established Adviser guidelines.

The Coordinator will have the following responsibilities:

1.	Review contract with Broadridge (ProxyEdge) and communicate with them to resolve any problems that may arise
2.	Monitor "ProxyEdge" email alerts
3.	Monitor voting recommendations from a professional proxy voting service (Glass Lewis),
4.	Solicit information from the Adviser and its’ employees about potential conflict of interest,
5.	Maintain a “proxy conflicts watch list” in coordination with the Adviser’s Compliance Department,
6.	Notify the Chief Investment Officer and the responsible Compliance Officer when an upcoming vote is subject to a conflict of interest,
7.	Monitor proxy votes via the ProxyEdge website to ensure they are voted in accordance with recommendation of Glass Lewis and/or the established guidelines of the Adviser,
8.	Maintain records for any client requests for voting information.

Conflicts of Interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Conflicts of interest may be the result of personal or business relationships, or due to circumstances that may arise during the conduct of the Adviser’s business. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients and to bring such information to the attention of the Coordinator.

Coordinator will make a reasonable effort to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients. The Coordinator shall bring any known conflict of interest to the attention of the Chief Investment Officer.

The Adviser believes that certain proxies pertaining to a mutual fund are a potential conflict. For example, the Adviser may have a conflict of interest when the Adviser is solicited to vote client proxies approving an increase in fees deducted from mutual fund assets pursuant to a 12b-1 plan if the fees are a source of revenue for the Adviser.

The Coordinator may vote proxies relating to issuers where a potential conflict of interest is identified, if the Coordinator, in consultation with the Compliance Department, has determined that the conflict of interest is not material. A conflict of interest will be considered material if it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. In the event that a material conflict arises, the proxy will be voted in accordance with the recommendation of Glass Lewis. The Coordinator shall memorialize all materiality decisions.

Appointment of Coordinator

In general, the Coordinator is appointed by the Adviser’s Chief Investment Officer.

Common Proposals

The Adviser recognizes that there are common proposals that routinely appear on proxies. Listed below are examples of voting decisions for the types of proposals that are most frequently presented:

Election of the Board of Directors

The Adviser believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

The Adviser generally supports the election of directors that result in a board made up of a majority of independent directors.

The Adviser generally does not support the election of non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

The Adviser will hold directors accountable for the actions of the committees on which they serve. For example, the Adviser generally does not support nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

The Adviser generally supports shareholder efforts to declassify existing boards, and will generally block efforts by companies to adopt classified board structures.

Approval of Independent Auditors

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

The Adviser does not support proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.

The Adviser will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether the Adviser believes independence has been compromised.

Equity-based Compensation Plans

The Adviser believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the Adviser is opposed to plans that substantially dilute its clients’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

The Adviser generally does not support plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

The Adviser generally does not support plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our clients, the Adviser considers other factors such as the nature of the industry and size of the company. The Adviser generally opposes plans that have any of the following structural features:

•	Ability to re-price underwater options
•	Ability to issue options with an exercise price below the stock's current market price.
•	Ability to issue reload options.
•	Automatic share replenishment ("evergreen") feature.

The Adviser generally supports measures intended to increase long-term stock ownership by executives. These may include:

•	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
•	Requiring stock acquired through option exercise to be held for a certain period of time.
•	Using restricted stock grants instead of options.

To this end, the Adviser supports expensing the fair market value of option grants because it substantially eliminates their preferential financial statement treatment vis-à-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.

The Adviser generally supports the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

The Adviser generally supports proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals.

The Adviser supports proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

The Adviser generally opposes proposals for a separate class of stock with disparate voting rights.

The Adviser generally supports proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, the Adviser is more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and Social Policy Issues

The Adviser believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser generally opposes these types of proposals, although the Adviser may make exceptions in certain instances where it believes a proposal has substantial economic implications. The Adviser recognizes it may not be able to reflect accurately the stance of the Adviser’s broad client base, and, therefore reserves the right to issue an abstention from vote regarding this type of proposal.

STATEMENT OF ADDITIONAL INFORMATION

THE DAVENPORT FUNDS

DAVENPORT BALANCED INCOME FUND – Ticker: DBALX
Series of
WILLIAMSBURG INVESTMENT TRUST

December 22, 2015
Supplemented March 1, 2016

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	2
INVESTMENT LIMITATIONS	16
TRUSTEES AND OFFICERS	17
INVESTMENT ADVISER	25
ADMINISTRATOR	30
DISTRIBUTOR	30
OTHER SERVICE PROVIDERS	31
PORTFOLIO SECURITIES AND BROKERAGE	31
SPECIAL SHAREHOLDER SERVICES	32
PURCHASE OF SHARES	33
REDEMPTION OF SHARES	34
NET ASSET VALUE DETERMINATION	35
FUND EXPENSES	36
ADDITIONAL TAX INFORMATION	36
GENERAL INFORMATION ABOUT THE TRUST	39
CALCULATION OF PERFORMANCE DATA	42
FINANCIAL STATEMENTS AND REPORTS	45
APPENDIX A - POLICIES AND PROCEDURES FOR VOTING PROXIES	46
APPENDIX B - DESCRIPTION OF BOND RATINGS	54

This Statement of Additional Information (“SAI”) is not a prospectus and should only be read in conjunction with the Prospectus of the Davenport Balanced Income Fund dated December 22, 2015. This SAI is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Fund, at no charge, by writing to Williamsburg Investment Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-800-281-3217.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Davenport Balanced Income Fund (the “Fund”), is a separate investment portfolio of Williamsburg Investment Trust (the “Trust”). In addition to the Fund, the Trust consists of the Davenport Core Fund, the Davenport Value & Income Fund, the Davenport Equity Opportunities Fund and the Davenport Small Cap Focus Fund (collectively, the “Davenport Funds") which are managed by Davenport & Company LLC of Richmond Virginia (the “Adviser”); The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond Virginia; the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; and The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama. Information about the Davenport Core Fund, the Davenport Value & Income Fund, the Davenport Equity Opportunities Fund and the Davenport Small Cap Focus Fund is included in a separate SAI. All information contained herein applies to the Fund unless otherwise noted.

The investment objectives and principal strategies of the Fund are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

Industry/Sector Risk. The greater the Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on the Fund’s performance. To the extent the Fund has greater exposure to any single type of investment, the Fund’s potential for loss (or gain) will be greater than if its portfolio were invested more broadly in many types of investments. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of companies in the same industry may react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, financial services or energy, can be highly volatile. Sectors are determined by reference to the classifications of sectors set forth in the Fund’s annual and semi-annual reports. The sectors in which the Fund may have a greater exposure will vary.

•	Gaming Industry: Companies in the gaming, casino and related industries are highly regulated, and state and federal legislative changes can significantly impact the profitability of companies in those industries. Casino and gaming companies are also very competitive and existing companies may face competitive challenges as a result of new products, new casino concepts and new venues. The gaming industry may be negatively affected by unpredictable earnings, changes in economic conditions and changing consumer tastes. Securities of gaming companies may be considered speculative and generally exhibit greater volatility than the overall market.

•	Financial Industry: Companies in the financial industry are subject to certain risks, which include: (1) the effect of changes in interest rates on their profitability; (2) the rate of corporate and consumer debt defaults; (3) price competition; (4) governmental limitations on a company’s loans, other financial commitments, product lines and other operations; and (5) recent ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry’s regulatory framework). Some financial companies have recently experienced significant losses in value and the possible recapitalization of such companies may present greater risks of loss. Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as man-made and natural disasters (including weather catastrophes), terrorism, mortality risks and morbidity rates.

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•	Technology Industry: Companies in the technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

•	Consumer Discretionary Industry: Companies in the consumer discretionary industry could be affected by, among other things, overall economic conditions, interest rates, consumer confidence, and disposable income.

•	Energy Industry. Companies in the energy industry, such as coal, natural gas and crude oil, may have distinctly higher volatility than other types of securities, due in part to their physical properties which can affect the available supply and the real time pricing of these commodities. Factors unique to energy stocks include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand and may be susceptible to international political and economic developments and the success of exploration projects.

•	Utility Stocks. The performance of utility stocks is expected to reflect conditions affecting the utilities industry, which is sensitive to factors such as interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services and the risk associated with construction and operating certain types of facilities. Telecommunication companies and products may be highly dependent on innovations and expansion of existing technologies, such as internet communications, as well as intense pricing competition and industry consolidation.

•	Real Estate Investment Trusts (“REITs”). While the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with real estate investments because of its ability to purchase securities of companies in the real estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. Such REITs are dependent upon management skills, subject to the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence and appeal of properties to tenants. Other REITs that operate as property leasing companies for a particular industry, such as the wireless network or timber industry, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from the Investment Company Act of 1940 (the “1940 Act”). To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees, which would increase expenses.

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•	Commodities. The Fund may invest in securities whose performance is linked to the price of an underlying commodity or commodity index. Precious metals such as gold, silver, platinum and palladium, have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Investments in precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Investments in energy-related industries may be affected by changes in supply and demand and government regulations. Other types of commodities may be subject to certain risks, including regulatory, economic, environmental and political developments, weather events, natural disasters and market disruptions.

Master Limited Partnerships (“MLPs”). MLPs are formed as limited partnerships or limited liability companies and taxed as partnerships for federal income tax purposes. The securities issued by many MLPs are listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests or managed member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and may receive incentive distribution payments from, the MLP. The limited partners, or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operations and management of the entity and receive cash distributions.

The general partner or managing member may be structured as a private or publicly-traded corporation or other entity. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay federal income taxes. Currently most MLPs operate in the energy, natural resources, shipping or real estate sectors. Equity securities issued by MLPs typically consist of common and subordinated units (which represent the limited partner or member interests) and a general partner or management member interest.

Smaller Capitalization Securities. Small capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions can decrease the value and liquidity of such securities, which could increase the volatility of the Fund.

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Writing Covered Call Options. The Fund will only write and purchase options that are issued by the Options Clearing Corporation and listed on a national securities exchange. When the Adviser believes that individual portfolio securities held by the Fund are approaching the top of the Adviser’s growth and price expectations, covered call options (“calls”) may be written (sold) against such securities. When the Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price (“strike price”) by a future date (“exercise price”). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. The Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Fund will write options only for income generation and hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Fund will lose the opportunity for further appreciation of that security. If the Fund desires to enter into a closing purchase transaction, but there is no market when it desires to do so, it would have to hold the securities underlying the call until the call lapses or until the call is executed.

Risks of Options Generally. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Adviser is incorrect in its price expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security, but continue to bear the risk of a decline in the value of the underlying stock. The price the Fund realizes from the sale of a stock option upon exercise of the option could be substantially below its prevailing market price. If a liquid market for an option does not exist, the Fund will not be able to sell the underlying security until the option expires or is exercised. The premiums received by the Fund for writing options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes or a decrease in the price volatility of the underlying securities.

Fixed Income Investments. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Fixed income securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of fixed income securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. Interest rate changes can be sudden and unpredictable, and a wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Current interest rates are at or near historic lows, and future increases in interest rates could result in less liquidity and greater volatility of fixed income securities. In addition, new regulations applicable to and changing business practices of financial intermediaries that make markets in fixed income securities may result in those financial intermediaries restricting their market-making activities for certain fixed income securities, which may reduce the liquidity and increase the volatility for such fixed income securities. If sudden or large-scale rises in interest rates were to occur, the Fund could face above-average redemption requests, which could cause the Fund to lose value due to downward pricing forces and reduced market liquidity.

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Investment Grade Securities. Investment grade fixed-income securities are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) at the time of purchase by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), or unrated securities that the Adviser considers to be of comparable quality. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer’s financial condition.

Non-Investment Grade Securities. The Fund may invest in fixed income securities which are rated below investment grade by an NRSRO which are generally considered to be “junk” bonds and are speculative in certain respects. Lower-rated debt securities involve greater risk of default or price changes than higher-rated securities due to changes in the issuer’s creditworthiness. Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of the Fund’s shares, and an increase in issuers’ defaults on such securities. In addition, the secondary trading market for non-investment grade securities may be less liquid than the market for investment grade securities, which can adversely affect the ability of the Fund to dispose of its portfolio securities. Bonds for which there is a thin market may be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.

A description of the various bonds ratings by the NRSROs is attached to this SAI as Appendix B. The NRSROs include Moody’s Investors Service, Inc (“Moody’s”), Standard & Poor’s or Fitch Ratings. A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that individual analysts give different weightings to the various factors involved in credit analysis, and the quality of fixed-income securities in which the Fund may invest should be continuously reviewed. If a fixed-income security held by a Fund receives a split rating from two NRSROs the Adviser will determine which rating is appropriate. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor.

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U.S. Government Securities. The Fund may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or the Fund’s shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

In August 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. In explaining the downgrade, Standard & Poor’s cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. In June 2013, Standard & Poor’s affirmed its AA+ long-term credit rating on the U.S. and revised its rating outlook to stable from negative to indicate its current view that the likelihood of a near-term downgrade of the rating is less than one in three. It is possible that the rating outlook could be revised downward if economic, fiscal and/or political circumstances change in the U.S. Such a credit event may adversely impact the market prices and yields of securities supported by the full faith and credit of the U.S. Government. Moreover, additional credit rating downgrades of U.S. sovereign debt or U.S. sponsored enterprises may result in financial market declines, increased volatility and significant disruption across various financial markets and asset classes.

Zero Coupon Bonds and Treasury STRIPS — U.S. Government securities include “zero coupon” securities that have no coupons or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. STRIPS are zero coupon securities that represent U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. In anticipation of an interest rate decline, the Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

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STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities with similar maturity and credit qualities.

Collateralized Mortgage Obligations and Other Mortgage-Related Securities. Collateralized mortgage obligations (“CMOs”) are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs’ collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include “principal only” (PO) and “interest only” (IO) Stripped Mortgage Backed Securities (“SMBS”). POs and IOs are created when a mortgage pass-through certificate is separated into two securities – one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs’ yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO’s price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

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SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund’s investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities. The Fund may invest in asset-backed securities backed by various loans, such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Fund may invest in other asset-backed securities that may be developed in the future.

Variable and Floating Rate Securities. The Fund may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.
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Municipal Bonds. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which may be exempt from federal and/or state income tax. Municipal bonds include securities from a variety of sectors, each of which has unique risks. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds.

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality.

Like other fixed income securities, municipal bonds are subject to credit risk, interest rate risk and call risk. Obligations of issuers of municipal bonds are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. However, the obligations of certain issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under the federal bankruptcy laws of a municipal bond issuer or payment obligor bonds may result in, among other things, the municipal bonds being cancelled without repayment or repaid only in part. In addition, lawmakers may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. Litigation and natural disasters, as well as adverse economic, business, legal, or political developments may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds.

Repurchase Agreements. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security, it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer). The Fund must deliver the securities (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.” The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund’s risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, a decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the security are less than the resale price provided in the repurchase agreement. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the 1940 Act. The return on such “collateral” may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund’s custodian either directly or through a securities depository. The Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

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Description of Money Market Instruments. Money market instruments may include shares of money market funds, U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund’s custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Foreign Securities. The Fund may invest in both equity and debt obligations of foreign issuers if the Adviser believes such investment would be consistent with the Fund’s investment objective. The Fund may invest in securities of foreign issuers directly or in the form of sponsored American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus.

Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Global economies may be less stable than the U.S. economy because of institutional weaknesses or economic dislocations and crises have ensured from time to time, both in developed and developing countries. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again. Investments in domestic securities may create indirect exposure to non-U.S. markets if any issuers of those securities are exposed to non-U.S. markets such as when an issuer does a significant amount of business in or relies upon suppliers from non-U.S. markets.

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Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (“EU”) and European Economic and Monetary Union, which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability.

Passive Foreign Investment Companies. Some securities of companies domiciled outside the U.S. in which the Fund may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are foreign corporations which generate primarily passive income. Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that the Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. There can be no guarantee that the Fund’s efforts to ensure compliance with federal tax reporting of PFIC investments will always be successful.

Shares of Other Investment Companies. The Fund may invest, to the extent permitted by the 1940 Act, in shares of other investment companies. Such other investment companies may include open and closed-end investment companies and shares of exchange-traded funds (“ETFs”). ETFs may consist of fixed-income and equity ETFs, including Standard & Poor’s Depositary Receipts (“SPDRs”) and shares of the DIAMONDS Trust (“DIAMONDs”). SPDRs are exchange-traded securities that represent ownership of the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that are intended to track the price performance and dividend yield of the Standard & Poor’s Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends that accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. Unlike traditional mutual funds, SPDRs and DIAMONDs are traded like a stock on a securities exchange and may be purchased or sold throughout the trading day based upon their market price. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that the net asset value (“NAV”) will decrease.

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Shares of other ETFs may also be purchased by the Fund. An ETF is an investment company registered under the 1940 Act that often holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission (“SEC”) Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV.

Exchange-Traded Notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day‘s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer‘s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer‘s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by the Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

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Limitations on Investing in Other Investment Companies. Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of such fund’s total assets would be invested in investment companies. Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. The Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Fund may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as the Fund (and all of its affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC. If the Fund seeks to redeem shares of an ETF or investment company purchased in reliance on Section 12(d)(1)(F), the ETF is not obligated to redeem an amount exceeding 1% of the ETF’s outstanding shares during a period of less than 30 days.

Hybrid Securities. The Fund may invest in hybrid securities, which generally combine both debt and equity characteristics. Types of hybrid securities include, without limitation, preferred stock, convertible securities, warrants, and capital securities. Typically, preferred stock has a specified dividend and ranks after an issuer’s debt obligations but before common stocks in its claim on income for dividend payments and on assets should the company become subject to reorganization or liquidation. Preferred stock may be perpetual (i.e., have no maturity date) or have a long-dated maturity. The Fund may also invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stock dividend rates but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years). They can be highly volatile and may have no voting rights, pay no dividends, and have no rights with respect to the assets of the entity issuing them.

Hybrid securities are subject to many of the same risks that apply to equity and debt securities, but also have unique risk characteristics that depend on the type of hybrid security. Hybrid securities may include features such as deferrable and non-cumulative coupon payments, a long-dated maturity (or absence of maturity) and may include loss absorption provisions. This is particularly true in the financials sector. For example, a hybrid security may have a provision where the liquidation value of the security may be reduced in whole or in part upon a regulatory action or a reduction in the issuer’s capital levels to below a specified threshold. This may occur, for example, in the event that business losses have eroded the issuer’s capital base to a substantial extent. The downward adjustment to liquidation value may occur automatically without the need for a bankruptcy proceeding.

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Warrants and Rights. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Restricted Securities. The Fund may invest in restricted securities (including privately placed debt and preferred equity securities) and other securities without readily available market quotations. Restricted securities, including Rule 144A securities, will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the Board of Trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets, and the availability of qualified investors, all of which can change from time to time.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, the Fund may be obligated to pay all or a part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities may be priced at fair value as determined in good faith under procedures approved by the Trust’s Board of Trustees.

ADDITIONAL INVESTMENT INFORMATION AND RISK CONSIDERATIONS

Borrowing. The Fund may borrow up to one-third of its total assets, including the amount of such borrowing, for extraordinary or emergency purposes or to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on NAV will be exaggerated. If, while such borrowing is in effect, the value of the Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowings.

Commodity Exchange Act Regulation. The Fund has claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation under the CEA. A fund claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation. On an annual basis, the Fund is required to reaffirm its eligibility to continue to claim the exclusion.

Portfolio Turnover. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described in the Prospectus, it is expected that annual portfolio turnover will generally not exceed 100% with respect to the Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity may affect the brokerage costs of the Fund and have an impact on the total amount of taxable distributions to shareholders. Because all agency trades are expected to be executed through the Adviser at no charge to the Fund, the degree of portfolio turnover is not expected to affect the brokerage costs of the Fund. However, the Fund could potentially incur brokerage commissions at any time should the Adviser elect not to waive commissions or if Fund trades are placed through outside brokers.

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Cybersecurity Risk. The Fund and its service providers may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Fund, the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its share price, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. There is no guarantee that efforts designed to reduce the risks associated with cyber security will succeed, especially since the Fund does not directly control the cyber security systems of issuers or third-party service providers.

INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund’s outstanding shares repre-sented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, the Fund may not:

(1)	Engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(2)	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(3)	Purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Fund. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

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(4)	Invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies.

(5)	Purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(6)	Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

(7)	Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

Percentage restrictions stated as an investment policy or invest-ment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation above, the Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the limitation.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. John P. Ackerly, IV and John T. Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (“Interested Trustees”).
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Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) and Directorships of Various Companies During Past 5 Years	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:
John P. Ackerly, IV One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Senior Vice President, Director and member of the Executive Committee of Davenport & Company LLC	12
John T. Bruce 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1953	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.	12
Independent Trustees:
Robert S. Harris, Ph. D. 100 Darden Boulevard Charlottesville, Virginia 22903 Year of Birth: 1949	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; consultant to corporations and government agencies	12
George K. Jennison 5101 Stratford Crescent Richmond, Virginia 23226 Year of Birth: 1957	Since January 2015	Trustee	President of Oyster Consulting (a management consultant firm to the financial services industry). From 2009 until 2012, he was a Senior Managing Director for Wachovia Securities (renamed Wells Fargo Advisors).	12
Harris V. Morrissette 100 Jacintoport Boulevard Saraland, Alabama 36571 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc and Dixie Lily Foods; Director of International Shipholding Corporation (cargo transportation), Trustmark National Bank (bank holding company) and White-Spunner Construction; Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012	12
Elizabeth W. Robertson 305 Marston Lane Richmond, Virginia 23221 Year of Birth: 1953	Since February 2014	Trustee	Chief Financial Officer for Monument Restaurants LLC (restaurant franchisees) since 2011. Trustee of TowneBank Foundation and Community Board since 2015. Director of Franklin Financial Corporation and Franklin Federal Savings Bank from 1996 until 2014. She was previously a Senior Manager at KPMG (accounting firm).	12
Executive Officers:
Margaret H. Alves 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1972	Since February 2006	Compliance Officer of The Government Street Funds	Chief Compliance Officer and Secretary of Leavell Investment Management, Inc.
Tina H. Bloom 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1968	Since August 2006	Chief Compliance Officer and Secretary	Director of Fund Administration of Ultimus Fund Solutions, LLC (the Trust’s administrator);Vice President of Ultimus Fund Distributors, LLC (the Trust’s principal underwriter)
Charles M. Caravati, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1965	Since January 1996	President of The Jamestown Equity Fund; Vice President of The Jamestown Tax Exempt Virginia Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since November 2000	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
John H. Hanna, IV 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1955	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Vice President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.

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Timothy S. Healey 800 Shades Creek Parkway, Suite 585 Birmingham, Alabama 35209 Year of Birth: 1953	Since January 1995	Vice President of The Government Street Funds	Executive Vice President, Chief Investment Officer and a Director of Leavell Investment Management, Inc.
Mary S. Hope 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1963	Since August 2008	Vice President of The Government Street Funds	Vice President and Portfolio Manager of Leavell Investment Management, Inc.
Joseph A. Jennings, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23219 Year of Birth: 1962	Since June 2005	President of The Jamestown Tax Exempt Virginia Fund	Portfolio Manager of Lowe, Brockenbrough & Company, Inc.
Thomas W. Leavell 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1943	Since February 2004	President of The Government Street Funds	Director of Leavell Investment Management, Inc.; President and Chief Executive Officer of Leavell Investment Management, Inc. until January 2014.
David J. Marshall 800 Main Street Lynchburg Virginia 24504 Year of Birth: 1956	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Secretary, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Denise C. Peters One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1956	Since February 2007	Compliance Officer of The Davenport Funds	Senior Vice President and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC
R. Gregory Porter, III 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1941	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc.
Page T. Reece 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1957	Since September 2004	Compliance Officer of The Jamestown Funds	Chief Compliance Officer and Director of Operations of Lowe, Brockenbrough & Company, Inc.
Teresa L. Sanderson 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1963	Since September 2004	Compliance Officer of the Flippin, Bruce & Porter Funds	Chief Compliance Officer and a Principal of Flippin, Bruce & Porter, Inc.
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since November 2000	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
George L. Smith, III One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1976	Since February 2011	Vice President of The Davenport Funds	Senior Vice President of Davenport & Company LLC
Lawrence B. Whitlock, Jr. 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1948	Since February 2002	Vice President of The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2014. Because the Fund is newly formed, no Trustee or officer beneficially owns any shares of the Funds as of the date of this SAI.

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Name of Trustee	Dollar Range of Shares of the Fund Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
John P. Ackerly, IV	None	Over $100,000

John T. Bruce	None	Over $100,000
Independent Trustees:
Robert S. Harris	None	$10-001 - $50,000

George K. Jennison	None	None

Harris V. Morrissette	None	Over $100,000

Elizabeth W. Robertson	None	Over $100,000

Trustee Compensation. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer (“CCO”) regardless of whether such officer is affiliated with an investment adviser or principal underwriter. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust (“Independent Trustee”) receives from the Trust an annual retainer of $12,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for in-person meetings attended by the Chairman of the Board); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The fees are split equally among all of the funds in the Trust.

The following table provides compensation amounts paid to the Independent Trustees during the fiscal year ended March 31, 2015. Because the Fund is newly formed, no compensation was paid by the Fund during the most recently completed fiscal year.

Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust
Robert S. Harris	None	None	None	$ 28,500
George K. Jennison*	None	None	None	6,500
Harris V. Morrissette	None	None	None	25,500
Elizabeth W. Robertson	None	None	None	27,000

*	Appointed to the Board effective January 1, 2015

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of six Trustees, four of whom are Independent Trustees. The Board is responsible for the oversight of twelve series, or funds, of the Trust. The Board has engaged the Trust’s investment advisers to oversee the management of the funds on a day-to-day basis. The Board is responsible for overseeing the investment advisers and the Trust’s other service providers in the operations of the funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.

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The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any representatives of management. The Board has established three standing committees and may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Dr. Robert S. Harris. As Chairman, Dr. Harris has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various investment advisers. The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Harris as Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics. These characteristics include having a structure consisting of four distinct fund complexes, each having its own investment adviser and compliance officer at the fund complex level. The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees. The Board has established an Audit Committee, a Governance, Nomination and Compensation Committee and a Qualified Legal Compliance Committee. The Board of Trustees has determined that its committees help ensure that the funds have effective and independent governance and oversight. The members of each Committee are the four Independent Trustees: Robert S. Harris, George K. Jennison, Harris V. Morrissette and Elizabeth W. Robertson. Elizabeth W. Robertson serves as the Chair of the Audit Committee and Harris V. Morrissette serves as Chairman of the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee. The Chairmanship of each Committee is rotated periodically. Each Committee Chairman has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he or she serves as Chairman. Each Committee Chairman facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

Audit Committee
The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers. The Audit Committee met four times during the fiscal year ended March 31, 2015.

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Governance, Nomination and Compensation Committee
The Governance, Nomination and Compensation Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the CCO and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; and (vi) evaluating the performance of the Board of Trustees. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee. The Governance, Nomination and Compensation Committee met four times during the fiscal year ended March 31, 2015.

Qualified Legal Compliance Committee
The Qualified Legal Compliance Committee is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2015 because no such reports were made during that period.

Qualifications of the Trustees. The Governance, Nomination and Compensation Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust. In addition, the Trustees are subject to periodic evaluation for their continued service on the Board. On a staggered three-year basis, members of the Governance, Nomination and Compensation Committee review the qualifications of each Trustee, evaluate his or her contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board. The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board. The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the investment advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.
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Mr. John Ackerly, IV
Mr. John Ackerly, IV is a Director, Senior Vice President and a member of the Executive Committee of Davenport & Company, the investment adviser to the Davenport Funds. Prior to joining Davenport & Company in 1994, he worked as a portfolio manager for Central Fidelity Bank. Mr. Ackerly is a member of the Executive Committee for Davenport & Company and also serves on the Board of Directors. He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts. Mr. Ackerly earned an undergraduate degree from the University of Virginia and earned an M.B.A degree from Virginia Commonwealth University. He is a Chartered Financial Analyst and has over 25 years of experience in the investment management profession. He has served as a Trustee since 2012. The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his past service and experience as a Trustee, his professional investment and business experience and his academic background.

Mr. John T. Bruce
Mr. John T. Bruce is a founding partner and the President of Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds. From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc. Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has 37 years of experience in the investment management profession. He has served as a Trustee since 1988. The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

Dr. Robert S. Harris
Dr. Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean. Dr. Harris teaches courses in financial management and policies and valuation in financial markets. His research has focused on corporate finance, financial market analysis and mergers and acquisitions. He has been widely published in leading academic and practitioner journals and has authored financial textbooks. Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies. He previously served as Chief Learning Officer and Vice President of United Technologies Corporation. Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University. He has served as a Trustee of the Trust since 2007. The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.

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Mr. George K. Jennison
Mr. Jennison has over 30 years experience managing trading and execution platforms and integrating capital markets services into retail brokerage and clearing firm sales channels. He is currently President of Oyster Consulting (a provider of audit, compliance, financial, operations, technology, trading and strategic management consulting to financial services firms). Mr. Jennison began his career as a NASDAQ trader at Robinson-Humphrey Company where specialized in bank stocks and convertible securities. Later, he served as a Senior Vice President at Shearson Lehman where he was responsible for managing the Financial Institutions NASDAQ Group and then became the Managing Director, Head of NASDAQ Trading at Wheat First Securities. From 2009 until 2012, he was Senior Managing Director, head of the Equity Services Group at Wachovia Securities, where he was responsible for managing the equity trading platform for the firm’s retail brokerage, clearing and managed accounts. Mr. Jennison has served on a number of investment industry committees as well as capital commitment committees for several foundations and investment firms. He earned his B.A. degree in Economics and Management Services from Duke University and attended the Executive Program at the University of Virginia Darden School of Business. He has served as a Trustee of the Trust since 2015. The Board has concluded that Mr. Jennison is suitable to serve as a Trustee because of his professional investment and business experience, leadership positions and academic background.

Mr. Harris V. Morrissette
Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses. He serves as a director of International Shipholding Corporation (cargo transportation) and Trustmark National Bank (a bank holding company), and as a board member of White-Spunner Construction, Inc. He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008 and chairman of Azalea Aviation, Inc. (airplane fueling) until 2012. He is a board member of a number of not-for-profit organizations, among them the Business Council of Alabama and the Economic Development Partnership of Alabama. Mr. Morrissette holds a B.S. degree from The University of Alabama. He has served as a Trustee of the Trust since 1993. The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.

Ms. Elizabeth W. Robertson
Ms. Robertson serves as Chief Financial Officer of Monument Restaurants LLC (restaurant franchisees) and has been employed by Monument Restaurants since 2011. She previously served as Chief Financial Officer for Virginia Resources Authority (municipal bond authority) and a Senior Manager at KPMG (public accounting firm) where she specialized in audit and SEC reporting services for financial institutions. Ms. Robertson has served as a Trustee of TowneBank Foundation and Community Board since 2015 and was a director of Franklin Financial Corporation and Franklin Federal Savings Bank from 1996 until 2014. She previously performed accounting and tax services for small businesses and individuals on a part-time basis and is a board member of a number of not-for-profit organizations, among them, the Richmond Ballet and the St. Andrew’s School Foundation. She holds a B.S. degree from the University of Virginia McIntire School of Commerce and earned her Certified Public Accountant designation in 1975. The Board has concluded that Ms. Robertson is suitable to serve as a Trustee because of her business experience and expertise in accounting matters and her leadership positions and service on other boards.

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Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk. The Trust, the investment advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the various committees. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board of Trustees requires management of the investment advisers and the Trust, including the Trust’s CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the committees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the Trust’s CCO outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Trust’s CCO is supported by four compliance officers, each of whom serve at the fund complex level. The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the funds’ securities. In addition, in its annual review of the funds’ advisory agreements, the Board reviews information provided by the investment advisers relating to their operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.
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INVESTMENT ADVISER

Davenport & Company LLC (the “Adviser”) supervises the Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus. The Fund’s Advisory Agreement is effective for an initial two year period and is subject to annual approval thereafter by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities, pro-vided such continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days’ notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Adviser was originally organized in 1863, re-organized as a Virginia corporation in 1972, and subsequently converted to a Limited Liability Company in 1997. Through three corporate unitholders, the Adviser is 100% owned by its employees, none of whom own in excess of 10% of the Adviser. In addition to acting as adviser to the Davenport Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Adviser is a full-service broker-dealer.

The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be pur-chased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Adviser places all secur-ities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing the Fund’s shares. The Adviser, not the Fund, may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the amount of sales of Fund shares or on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

Compensation of the Adviser with respect to the Fund is at the annual rate of 0.75% of the Fund’s average daily net assets. Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed to reduce advisory fees and reimburse other Fund expenses to the extent necessary that ordinary operating expenses (excluding interest on borrowings, taxes, brokerage costs, acquired fund fees and expenses, litigation and other extraordinary expenses) do not exceed an amount equal to 1.25% annually of the Fund’s average daily net assets. The Expense Limitation Agreement is in effect until August 1, 2017. Any fee reductions and/or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years from the end of the fiscal year when such fee reductions or reimbursements occurred, provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Fund may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Fund by such organizations. The Adviser, not the Fund, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Fund.

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Portfolio Managers

The equity portion of the Fund is managed by members of the Advisor’s Investment Policy Committee (“IPC”) and the fixed income portion by Charles A. Gomer, III and Christopher T. Kelley. The IPC is responsible for determining the Fund’s asset allocations among equity and fixed income investments.

Other Accounts Managed (as of September 30, 2015)

Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
John P. Ackerly, IV, CFA	Registered investment companies:	2	719,217,919	0	0
	Other pooled investment vehicles:	0	0	0	0
	Other Accounts:	9,131	$4,489,591,843	0	0
Michael S. Beall, CFA	Registered investment companies:	2	719,217,919	0	0
	Other pooled investment vehicles:	3	398,714,740	2	297,877,230
	Other Accounts:	9,684	$4,925,745,643	0	0
E. Trigg Brown, Jr.	Registered investment companies:	2	719,217,919	0	0
	Other pooled investment vehicles:	0	0	0	0
	Other Accounts:	9,992	$4,946,970,117	0	0
Robert B. Giles	Registered investment companies:	2	719,217,919	0	0
	Other pooled investment vehicles:	0	0	0	0
	Other Accounts:	9,965	4,328,105,428	0	0
William M. Noftsinger, Jr.	Registered investment companies:	2	719,217,919	0	0
	Other pooled investment vehicles:	0	0	0	0
	Other Accounts:	9,139	4,408,426,472	0	0
George L. Smith, III	Registered investment companies:	4	1,050,839,342	0	0
	Other pooled investment vehicles:	3	398,714,740	2	297,877,230
	Other Accounts:	8,786	4,296,215,908	0	0
David M. West	Registered investment companies:	2	719,217,919	0	0
	Other pooled investment vehicles:	0	0	0	0
	Other Accounts:	8,721	4,282,093,817	0	0
Charles A. Gomer, III	Registered investment companies:	0	0	0	0
	Other pooled investment vehicles:	0	0	0	0
	Other Accounts:	3,613	483,683,804	0	0
Christopher T. Kelley	Registered investment companies:	0	0	0	0
	Other pooled investment vehicles:	0	0	0	0
	Other Accounts:	3,597	470,273,680	0	0

Potential Conflicts of Interest

It is possible that the portfolio managers might not present the Fund and other client portfolios with the same investment opportunities that may come to their attention even if such opportunities are consistent with the Fund’s and other clients’ investment objectives. The Adviser will endeavor to allocate investment opportunities to all of its clients, including the Fund, in a manner that is fair and equitable over time. At all times, the portfolio managers will use their best judgment and specific knowledge of the Fund and other client accounts when determining which securities to recommend or invest in specific instances.

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The Adviser has adopted a Code of Ethics and personal trading policies that allow portfolio managers who wish to buy or sell the same securities at the same time as their clients (including the Fund) to aggregate (bunch) orders for their personal accounts with client orders according to the Adviser’s bunched trading policies. When investment decisions are suitable for a group of advisory clients, to the extent possible, the orders will be aggregated. If more than one price is paid for securities in an aggregated transaction throughout the day, each participating account will receive the average price paid for the block of securities on that day. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Adviser’s clients come first.

Certain portfolio managers may have an incentive to favor performance-based fee clients over other client portfolios. However, the Adviser does not believe that such conflict of interest is material because the investment objectives and strategies of the performance-based fee clients are substantially different from that of the Fund.

The Adviser also engages in providing independent research on various companies, including companies in which the Fund may invest. A research analyst may publish a research report on a company held or being considered by the Fund. Such research reports will be prepared and disseminated without regard to the effects on investments by the Fund and the Adviser’s other clients.

Compensation

The portfolio managers are compensated by (i) a fixed salary, which may change on an annual basis; (ii) commissions and fees earned on individual retail and managed customer accounts, which vary by month; and (iii) a stipend for sitting on various committees of the Adviser (e.g., Investment Policy Committee, Executive Committee and/or Audit Committee).

All portfolio managers, except for Robert B. Giles and William M. Noftsinger, Jr., are compensated by a fixed salary, which may change on an annual basis. Mr. Giles and Mr. Noftsinger do not receive a fixed salary, but are compensated by commissions and other fees as described below.

All portfolio managers are compensated by commissions and fees earned on individual retail and managed customer accounts, which vary by month. Additionally, E. Trigg Brown, Jr. receives variable compensation based on the quarterly receipts of the Adviser’s branch for which Mr. Brown serves as Branch Manager.

John P. Ackerly, IV, E. Trigg Brown, Jr, Robert B. Giles, William M. Noftsinger, Jr., George L. Smith, III and David M. West are generally compensated by a stipend for sitting on various committees of the Adviser (e.g., Investment Policy Committee, Executive Committee and/or Audit Committee).

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All portfolio managers who are directors of the Adviser are compensated by a fixed fee for sitting on the Adviser’s Board of Directors. All portfolio managers, except Charles A. Gomer and Christopher T. Kelley, are directors of the Adviser. All portfolio managers are eligible for, and typically receive, a variable bonus, which is paid on a discretionary basis, typically at the end of each year, representing discretionary allocations made by the Adviser’s Executive Committee.

Michael S. Beall and George L. Smith each receive a discretionary bonus, which is typically paid at the end of the year, based on the profitability, if any, of EWF Partners and EWF Partners II, other private investment funds managed by the Adviser.

All portfolio managers receive a safe harbor contribution to the Adviser’s 401(k) plan as a percentage of eligible compensation. All portfolio managers receive an annual contribution to the Adviser’s profit sharing plan, which is a discretionary amount based on a percentage of eligible compensation determined annually by the Board of Directors of the Adviser.

Investment Policy Committee

The Investment Policy Committee is comprised of seven individuals who are responsible for the formalized investment approach upon which the Adviser’s Asset Management Division is based. Committee members meet formally on a weekly basis. Each member of the Adviser’s Investment Policy Committee is listed below.

John P. Ackerly, IV, CFA (age 52) joined the Adviser in 1994 and currently serves as Senior Vice President and Director. Mr. Ackerly is a member of the Adviser’s Executive Committee and has been a member of the Investment Policy Committee since February 1999.

Michael S. Beall, CFA (age 61) joined the Adviser in 1980 and is an Executive Vice President, Director and Chairman of the Investment Policy Committee. Mr. Beall has been a member of the Investment Policy Committee since June 1991.

E. Trigg Brown, Jr. (age 63) joined the Adviser in 1982 and currently serves as an Executive Vice President, Director and Branch Manager of the Adviser’s Richmond, Virginia branch. Mr. Brown is a member of the Adviser’s Executive Committee and has been a member of the Investment Policy Committee since October 2002.

Robert B. Giles (age 69) joined the Adviser in 1967 and currently serves as an Executive Vice President and Director. Mr. Giles has been a member of the Adviser’s Investment Policy Committee since July 2007.

William M. Noftsinger, Jr. (age 64) joined the Adviser in 1987 and currently serves as a Senior Vice President, Director and member of the Adviser’s Portfolio Review Committee. Mr. Noftsinger has been a member of the Investment Policy Committee since October 2002.

George L. Smith, III, CFA (age 40) joined the Adviser in 1997 and currently serves as a Senior Vice President, Director and coordinator of the buy-side research for the Adviser. Mr. Smith is a member of the Adviser’s Executive Committee and has been a member of the Investment Policy Committee since July 2010.

David M. West, CFA (age 61) joined the Adviser in 1990 and currently serves as Senior Vice President, Director and co-director of the equity research department. Mr. West is a member of the Adviser’s Executive Committee and has been a member of the Investment Policy Committee since 2012.

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Fixed Income Managers

Charles A. Gomer, III (age 66) joined the Advisor in 2011 and currently serves as Senior Vice President. From 2002 until 2011, Mr. Gomer was a principal and Managing Director for August Partners, LLC, a registered investment adviser.

Christopher T. Kelley (age 31) joined the Advisor in 2014 and is an assistant fixed income portfolio manager. Prior to joining the Advisor, Mr. Kelley was an associate at Falcon Square Capital, a fixed-income broker-dealer.

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, the Fund pays the Administrator a monthly fee based upon the average value of its daily net assets, subject to a minimum monthly fee, plus a shareholder recordkeeping fee (on a per shareholder basis) for shareholder accounts in excess of 1,000. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust’s CCO. For the performance of these services, the Davenport Funds pay the Administrator an annual base fee plus an asset-based fee on aggregate average net assets in excess of $100 million. In addition, the Davenport Funds reimburse the Administrator for any out-of-pocket expenses incurred for compliance services.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.
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OTHER SERVICE PROVIDERS

The firm of Cohen Fund Audit Services Ltd., independent registered public accounting firm, 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Fund’s assets is U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Fund’s practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund’s portfolio transactions.

The Fund’s fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets on a “net” basis, which may include a dealer markup. The Fund’s common stock portfolio transactions will be exchange traded or traded in the over-the-counter market. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) that is an affiliated person of the Trust, or (ii) that is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser. To the maximum extent feasible, it is expected that the Fund’s portfolio securities transactions will be executed through the Adviser. The Adviser seeks to provide quality execution at the best net results, taking into consideration such factors as price, size and complexity of order. Other important factors include efficiency of execution, reliability, integrity, confidentiality, and overall responsiveness of the Adviser. Also, the operational capability, settlement and reporting functions of the Adviser and the ability to enter trades and view Fund information electronically are important factors in deciding to execute trades internally through the Adviser.

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The Fund does not expect to pay many brokerage commissions.  Most agency transactions for equity securities are expected to be executed through the Adviser, which waives all brokerage commissions for the Fund.  All principal trades for fixed income securities are ordinarily transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. The price of the fixed income securities generally reflects the spread between the bid and asked prices, which is not disclosed separately. Transactions are placed through dealers who are serving as primary market makers.   However, the Fund could potentially incur brokerage commissions at any time should the Adviser elect not to waive commissions or if Fund trades are placed through outside brokers.  In all cases, including when a transaction is not effected through the Adviser, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution.  Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.

When effecting a fixed income securities transaction in the secondary market, the Adviser generally will select dealers who are deemed likely to provide best execution for the specific transaction based on certain factors. These factors may include, but are not limited to, access to offerings; market familiarity; integrity (ability to maintain confidentiality); history of competitive pricing; trade settlement capability; expertise; financial condition (credit risk); and reliability and willingness to commit capital.

While there is no formula, agreement or undertaking to do so, a portion of the Fund’s brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recom-mendations, financial, economic, political, fundamental and technical market and interest rate data, and other statisti-cal or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in deter-mining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition.

Codes of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

Shareholder Account. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions and voluntary investments can be made thereafter at any time. Shareholders will receive a statement each time there is an account transaction, such as an additional investment or a dividend reinvestment.

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Automatic Investment Plan. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month on the 15th and/or last business day of the month). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are included in the Account Application or are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed with-in 7 days of the withdrawal date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The Application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-281-3217, or by writing to:

The Davenport Funds
Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund’s name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

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PURCHASE OF SHARES

The purchase price of shares of the Fund is the NAV next determined after the order is received in proper form. An order received prior to the close of the regular session of trading of the New York Stock Exchange (the “Exchange”), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until it has been confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents and U.S. domestic corporations, partnerships, trusts, or estates. For purposes of this policy, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and estates must have a U.S. address of record.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods to determine NAV as described in the Prospectus.

Employees and Affiliates of the Fund. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $2,000 applies to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them.

REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit. No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of the securities held by the Fund.
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There is currently no charge by the Fund for wire redemptions. However, the Fund reserves the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may exist which would, in the opinion of the Adviser, make it in the best interests of the Fund and its shareholders to do so. The Board of Trustees has authorized payment to be made in portfolio secur-ities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the NAV. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits to pay redemptions in cash, rather than in kind, to any share-holder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.

NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The NAV of the Fund is determined as of the close of the regular session of trading of the Exchange (currently 4:00 p.m., Eastern time) on each “Business Day.” A Business Day means any day, Monday through Friday, except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. NAV per share is deter-mined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily.

Fixed income securities are valued at their market value when reliable market quotations are readily available. Typically, fixed income securities are valued using information provided by a third-party pricing service. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of fixed income securities without regard to sale or bid prices. The pricing service may use transactions and market quotations from brokers in determining values. Certain fixed income securities may have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of fixed income securities than for other types of securities. If the Adviser determines that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

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Equity securities are valued at their market value when reliable market quotations are readily available. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded on NASDAQ are generally valued by the pricing service at the NASDAQ Official Closing Price.

FUND EXPENSES

The Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Independent Trustees, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund’s shareholder servicing operations, fees and expenses of qualifying and registering the Fund’s shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust’s series, or funds, which allocation may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

ADDITIONAL TAX INFORMATION

Taxation of the Fund. The Fund intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

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While the above requirements are aimed at qualification of the Fund as a RIC under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If the Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

There is a remedy for failure to meet the Subchapter M diversification test if the failure was due to reasonable cause and not to willful neglect. The remedy involves certain divestiture and procedural requirements, and payment of a tax. In certain de minimis situations, no tax is due in the event of a failure to meet the diversification requirements, but the divestiture and procedural requirements apply. Similarly, in the event of a failure to meet the Subchapter M income requirements, if the failure was due to reasonable cause and not to willful neglect it can be cured by satisfaction of procedural requirements and payment of a tax.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Fund’s Dividends and Distributions. Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2015, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $413,200 ($464,850 for married taxpayers, $439,000 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in such highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

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Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the NAV of shares below your cost and thus in effect result in a return of a part of your investment.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” shares are sold. Covered shares are any regulated investment company shares acquired on or after January 1, 2012. The Fund has chosen “average cost,” which is the mutual fund industry standard, as the Fund’s default tax lot identification for all shareholders. Average cost will be the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method. You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

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Passive Foreign Investment Companies (“PFICs”). For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation’s gross income for its tax year is passive income or, in general, if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Section 954 of the Internal Revenue Code. The Fund intends to mark-to-market these securities and recognize any realized or unrealized gains at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund may be required to distribute, even though it has not sold the securities. There can be no assurance that the Fund will be able to identify all investments that may be classified as PFICs or that it will be able to make the mark-to-market election with respect to all PFICs. In such an event tax and interest charges may be imposed on the Fund with respect to gains and/or certain distributions with respect to securities of such PFIC.

Sale, Exchange or Redemption of Fund Shares. A sale, exchange or redemption of shares of the Fund by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder. Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Fund.

GENERAL INFORMATION ABOUT THE TRUST

The Fund is a diversified, no-load series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts. The Declaration of Trust of the Trust currently provides for the shares of twelve funds, or series, to be issued. The Trustees are permitted to create additional series, or funds, at any time.

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this SAI. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to hold annual meetings of shareholders.

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Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters that affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Principal Executive and Senior Financial Officers that requires the Trust’s Principal Executive Officer(s), Principal Financial Officer(s) and Principal Accounting Officer(s) to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

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•	Public disclosure regarding the securities held by the Fund (“Portfolio Securities”) is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

•	The Fund’s ten largest holdings as of the end of the most recent month are include in the Fund Fact Sheet which is posted at on a daily basis at www.investdavenport.com. The Fact Sheet is typically posted to the website within 5 business days of the end of each month. The website is open to the general public.

•	Information regarding Portfolio Securities and other information regarding the investment activities of the Fund is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund. Currently, the Fund is providing portfolio information to four different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the CCO of the Trust. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Fund.

Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Group	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par, market value
Provided monthly, with a 30-day lag. No formal conditions or restrictions. Lipper indicates that it will not trade based on the Fund’s portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, description, shares/par, market value
Provided monthly, with a 30-day lag. No formal conditions or restrictions. Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None
FactSet	CUSIP, description, shares/par, market value
Provided monthly, with a 30-day lag. No formal conditions or restrictions. FactSet employees are required to follow a code of business conduct and ethics that obligates them to use a reasonable degree of care to safeguard confidential information and must agree in writing to comply with this code of business conduct and ethics.
None

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•	These policies relating to disclosure of the Fund’s Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Fund’s administrator, distributor, custodian, legal counsel, accountants, proxy service, financial printer/typesetter and proxy voting service, or to brokers and dealers in connection with the Fund’s purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by the Fund that is made on the same basis to all shareholders of the Fund.

•	In the event the Fund processes a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for the receipt of such portfolio securities.

•	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

•	The CCO of the Trust may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

•	The CCO of the Trust shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least annually, the CCO shall provide the Board of Trustees with a report as to compliance with these policies.

Principal Shareholders. As of the date of this SAI, no shareholder known by the Fund owned of record or beneficially 5% or more of the outstanding shares of the Fund.

CALCULATION OF PERFORMANCE DATA

The Fund may, from time to time, advertise certain total return information. The average annual total return of the Fund is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund’s operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total returns of the Fund (“T”) is computed by using the redeemable value at the end of a specified period of time (“ERV”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula P (l+T)n = ERV.

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Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

In addition, the Fund may advertise other total return performance data (“Nonstandardized Return”). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]

Where:
a = dividends and interest earned during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

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Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

The Fund’s performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index and the Barclay’s Intermediate Government Credit Index. The S&P 500 Index is generally considered to be representative of the performance of unmanaged large-cap common stocks that are publicly traded in the United States securities markets. The Barclay’s Intermediate Government Credit Index is generally considered to be representative of the performance of U.S. dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. The Fund may also compare its performance to a blended index consisting of the S&P 500 Index and the Barclay’s Intermediate Government Credit Index or other relevant indices. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund’s past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

•	Lipper ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time.

•	Morningstar, Inc. rates mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to the Fund’s Prospectus to obtain a more complete view of the Fund’s performance before investing. Of course, when comparing the Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser’s view of current or past market conditions or historical trends. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.
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FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Fund will be audited once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany this SAI whenever the SAI is requested by a shareholder or prospective investor.
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APPENDIX A - POLICIES AND PROCEDURES FOR VOTING PROXIES

1.                  Purpose. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2.                  Definitions

(a)            Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)            Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3.                  Policy for Voting Proxies.

(a)            Fiduciary Considerations. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b)            Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

4.                 Conflicts of Interest. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

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5.                  Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6.                  Non-routine Proposals.

(a)            Guidelines on Anti-takeover Issues. Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.” During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(b)            Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7.                 Proxy Manager Approval. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8.                  Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

9.                  Report to the Board. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

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10.              Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers’ policies and procedures.

As adopted November 1, 2004
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Davenport & Company LLC One James
Center 901 East Cary Street Ste 1100
Richmond, VA 23219¬4037 t 804-780-2000
800-846-6666www.investdavenport.com

Davenport & Company LLC (The “Adviser”)

Proxy Voting Policies and Procedures

If directed in writing by the client, Adviser will be responsible for voting proxies for accounts in Adviser’s Investment Advisory programs. The Adviser intends to exercise a voice on behalf of clients in matters of corporate governance through the proxy process. The Adviser takes its fiduciary responsibilities very seriously and believes the right to vote a proxy is a significant asset of shareholders and clients. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of clients’ investments.

The Adviser has delegated the responsibility of overseeing the proxy voting process to a Proxy Voting Coordinator (the “Coordinator”). The Adviser’s proxy voting policies and procedures are outlined below.

General Policy for Voting Proxies

The Adviser will vote proxies solely in the interests of its clients and will vote consistently across the client base.

The Adviser shall not vote proxies for privately held securities, nor shall extraordinary measures, such as, but not limited to travel, be taken to submit a proxy vote. The Adviser will generally not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client.

From time to time, the Adviser may abstain from voting proxies for securities that have not been selected through the advisory process but are held in a client account per the client’s direction.

Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Proxy Voting Process: Voting Governance

The Adviser has contracted with Broadridge, an independent third party to provide all proxy voting and recordkeeping services through "ProxyEdge". ProxyEdge has contracted with Glass Lewis, a leading independent provider of global proxy analysis and voting services to provide voting recommendations. The Coordinator will monitor the voting and recordkeeping of all proxies and generally review each vote to ensure the voting follows the established Adviser guidelines. The Coordinator has the ability to override the recommended vote of Glass Lewis if it is determined the recommended vote is in direct conflict with the established guidelines of the Adviser or if it is determined a conflict of interest exists.

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The Monitoring Process

The Adviser has elected to use the "Typical Investment Manager Policy" provided by ProxyEdge for voting recommendations. This policy was designed to maximize returns for investment advisors by voting in a manner that generally supports management while carefully limiting risk to investors. ProxyEdge automatically records the vote utilizing the recommendations supplied by Glass Lewis and this policy.

The Coordinator and his/her designee receive email alerts from ProxyEdge, notifying the Adviser of meeting dates and voting deadlines. As part of the monitoring process, the ProxyEdge website is checked regularly to ensure votes have been cast on securities with outstanding proxies. At this time the votes are checked to ensure they are cast within the established Adviser guidelines.

The Coordinator will have the following responsibilities:

1.      Review contract with Broadridge (ProxyEdge) and communicate with them to resolve any problems that may arise
2.      Monitor "ProxyEdge" email alerts
3.      Monitor voting recommendations from a professional proxy voting service (Glass Lewis),
4.      Solicit information from the Adviser and its’ employees about potential conflict of interest,
5.      Maintain a “proxy conflicts watch list” in coordination with the Adviser’s Compliance Department,
6.      Notify the Chief Investment Officer and the responsible Compliance Officer when an upcoming vote is subject to a conflict of interest,
7.   Monitor proxy votes via the ProxyEdge website to ensure they are voted in accordance with recommendation of Glass Lewis and/or the established guidelines of the Adviser,
8.      Maintain records for any client requests for voting information.

Conflicts of Interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Conflicts of interest may be the result of personal or business relationships, or due to circumstances that may arise during the conduct of the Adviser’s business. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients and to bring such information to the attention of the Coordinator.

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Coordinator will make a reasonable effort to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients. The Coordinator shall bring any known conflict of interest to the attention of the Chief Investment Officer.

The Adviser believes that certain proxies pertaining to a mutual fund are a potential conflict. For example, the Adviser may have a conflict of interest when the Adviser is solicited to vote client proxies approving an increase in fees deducted from mutual fund assets pursuant to a 12b-1 plan if the fees are a source of revenue for the Adviser.

The Coordinator may vote proxies relating to issuers where a potential conflict of interest is identified, if the Coordinator, in consultation with the Compliance Department, has determined that the conflict of interest is not material. A conflict of interest will be considered material if it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. In the event that a material conflict arises, the proxy will be voted in accordance with the recommendation of Glass Lewis. The Coordinator shall memorialize all materiality decisions.

Appointment of Coordinator

In general, the Coordinator is appointed by the Adviser’s Chief Investment Officer.

Common Proposals

The Adviser recognizes that there are common proposals that routinely appear on proxies. Listed below are examples of voting decisions for the types of proposals that are most frequently presented:

Election of the Board of Directors

The Adviser believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

The Adviser generally supports the election of directors that result in a board made up of a majority of independent directors.

The Adviser generally does not support the election of non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

The Adviser will hold directors accountable for the actions of the committees on which they serve. For example, the Adviser generally does not support nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

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The Adviser generally supports shareholder efforts to declassify existing boards, and will generally block efforts by companies to adopt classified board structures.

Approval of Independent Auditors

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

The Adviser does not support proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.

The Adviser will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether the Adviser believes independence has been compromised.

Equity-based Compensation Plans

The Adviser believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the Adviser is opposed to plans that substantially dilute its clients’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

The Adviser generally does not support plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

The Adviser generally does not support plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our clients, the Adviser considers other factors such as the nature of the industry and size of the company. The Adviser generally opposes plans that have any of the following structural features:

•	Ability to re-price underwater options
•	Ability to issue options with an exercise price below the stock's current market price.
•	Ability to issue reload options.
•	Automatic share replenishment ("evergreen") feature.

The Adviser generally supports measures intended to increase long-term stock ownership by executives. These may include:
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•	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
•	Requiring stock acquired through option exercise to be held for a certain period of time.
•	Using restricted stock grants instead of options.

To this end, the Adviser supports expensing the fair market value of option grants because it substantially eliminates their preferential financial statement treatment vis-à-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.

The Adviser generally supports the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

The Adviser generally supports proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals.

The Adviser supports proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

The Adviser generally opposes proposals for a separate class of stock with disparate voting rights.

The Adviser generally supports proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, the Adviser is more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and Social Policy Issues

The Adviser believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser generally opposes these types of proposals, although the Adviser may make exceptions in certain instances where it believes a proposal has substantial economic implications. The Adviser recognizes it may not be able to reflect accurately the stance of the Adviser’s broad client base, and, therefore reserves the right to issue an abstention from vote regarding this type of proposal.

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APPENDIX B - DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below.

Description of Moody’s Investors Service, Inc.’s Bond Ratings:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Standard & Poor’s Ratings Services’ Definitions:

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic condi-tions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C
Obligations rated ‘BB,’ ‘B,’ ‘CCC’,’CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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Description of Fitch Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. The relationship between issuer scale and obligation scale assumes a historical average recovery of between 30% - 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating.

AAA: Highest credit quality
‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality	AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality
A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality
‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative
‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative	‘B’ ratings indicate that material credit risk is present.

The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added the “AAA obligation rating category.

Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Adviser believes that the yields from the lower rated securities purchased by the Funds will more than compensate for any additional risk. During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Under such conditions, valuation of the securities at fair value becomes more difficult and judgment plays a greater role. Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

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STATEMENT OF ADDITIONAL INFORMATION

THE FLIPPIN, BRUCE & PORTER FUNDS

FBP Equity & Dividend Plus Fund – Ticker: FBPEX
FBP Appreciation & Income Opportunities Fund – Ticker: FBPBX

Series of
WILLIAMSBURG INVESTMENT TRUST

August 1, 2015
Supplemented March 1, 2016

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	2
DESCRIPTION OF BOND RATINGS	14
INVESTMENT LIMITATIONS	16
TRUSTEES AND OFFICERS	18
INVESTMENT ADVISER	26
ADMINISTRATOR	28
DISTRIBUTOR	29
OTHER SERVICE PROVIDERS	29
PORTFOLIO SECURITIES AND BROKERAGE	29
SPECIAL SHAREHOLDER SERVICES	30
PURCHASE OF SHARES	32
REDEMPTION OF SHARES	33
NET ASSET VALUE DETERMINATION	33
FUND EXPENSES	34
ADDITIONAL TAX INFORMATION	34
GENERAL INFORMATION ABOUT THE TRUST	37
CALCULATION OF PERFORMANCE DATA	41
FINANCIAL STATEMENTS AND REPORTS	43
POLICIES AND PROCEDURES FOR VOTING PROXIES	44

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of the Flippin, Bruce & Porter Funds dated August 1, 2015, as supplemented. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at no charge, by writing to Williamsburg Investment Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-866-738-1127.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The FBP Equity & Dividend Plus Fund (the “Dividend Fund”), formerly the FBP Value Fund and the FBP Appreciation & Income Opportunities Fund (the “Opportunities Fund”), formerly the FBP Balanced Fund are two separate investment portfolios of Williamsburg Investment Trust (the “Trust”). The Dividend Fund and Opportunities Fund are referred to individually as a “Fund” and collectively, the “Funds.” The Funds are managed by Flippin, Bruce & Porter, Inc. (the “Adviser”). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

Industry/Sector Risk. The greater a Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on the Fund’s performance. To the extent a Fund has greater exposure to any single type of investment, the Fund’s potential for loss (or gain) will be greater than if its portfolio were invested more broadly in many types of investments. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of companies in the same industry may react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, financial services or energy, can be highly volatile. Sectors are determined by reference to the classifications of sectors set forth in the Funds’ annual and semi-annual reports. The sectors in which a Fund may have a greater exposure will vary.

•	Financial Industry: Companies in the financial industry are subject to certain risks, which include: (1) the effect of changes in interest rates on their profitability; (2) the rate of corporate and consumer debt defaults; (3) price competition; (4) governmental limitations on a company’s loans, other financial commitments, product lines and other operations; and (5) recent ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry’s regulatory framework). Some financial companies have recently experienced significant losses in value and the possible recapitalization of such companies may present greater risks of loss. Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as man-made and natural disasters (including weather catastrophes), terrorism, mortality risks and morbidity rates.

•	Technology Industry: Companies in the technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

•	Consumer Discretionary Industry: Companies in the consumer discretionary sector could be affected by, among other things, overall economic conditions, interest rates, consumer confidence, and disposable income.

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•	Energy Industry. Companies in the energy industry, such as coal, natural gas and crude oil, may have distinctly higher volatility than other types of securities, due in part their physical properties which can affect the available supply and the real time pricing of these commodities. Factors unique to energy stocks include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand and may be susceptible to international political and economic developments and the success of exploration projects.

•	Utility Stocks. The performance of utility stocks is expected to reflect conditions affecting the utilities industry, which is sensitive to factors such as interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services and the risk associated with construction and operating certain types of facilities. Telecommunication companies and products may be highly dependent on innovations and expansion of existing technologies, such as internet communications, as well as intense pricing competition and industry consolidation.

•	Real Estate Investment Trusts (“REITs”). While the Funds will not invest in real estate directly, they may be subject to risks similar to those associated with real estate investments because of their ability to purchase securities of companies in the real estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. Such REITs are subject to management skills and the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence and appeal of properties to tenants. Other REITs, that operate as property leasing companies for a particular industry, such as the wireless network or timber industries, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from the Investment Company Act of 1940 (the “1940 Act”). To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by a Fund, there will be a layering of fees, which would increase expenses.

•	Commodities. Each Fund may invest in securities (including exchange-traded funds “ETFs”) whose performance is linked to the price of an underlying commodity or commodity index. The performance of these securities depends to a great extent on the performance of the commodity in which they invest and involve the risks and pricing characteristics similar to direct investments in that commodity. Precious metals such as gold, silver, platinum and palladium, have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Investments in precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Investments in energy-related industries may be affected by changes in supply and demand and government regulations. Other types of commodities may be subject to certain risks, including regulatory, economic, environmental and political developments, weather events, natural disasters and market disruptions.

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Options Transactions. The Funds will only write and purchase options that are issued by the Options Clearing Corporation and listed on a national securities exchange. Transactions in options affect the Funds’ portfolio turnover rate and brokerage commission costs. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. Options transactions by the Funds are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of options the Funds may write or purchase may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

Writing Covered Call Options. When the Adviser believes that individual portfolio securities held by the Funds are approaching the top of the Adviser’s growth and price expectations, covered call options (“calls”) may be written (sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price (“strike price”) by a future date (“exercise price”). To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Funds write options only for income generation and hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is executed.

Purchasing Put and Call Options. The Funds may also purchase put and call options on securities. If a put or call option purchased by a Fund is not sold when it has value remaining, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

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The Funds may purchase put options on stock indices. By purchasing a put option on a stock index, a Fund could hedge the risk of a general market decline. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by a Fund. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), the Fund would suffer a loss in the put option if prices do not decline, or do not decline sufficiently, to offset the deterioration in the value of the option premium.

Risks of Options Generally. The purchase and sale of options involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing a Fund’s portfolio of investments. While utilization of options may be advantageous to a Fund, if the Adviser is not successful in employing such instruments in managing the Fund’s investments or in predicting market changes, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options used. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options markets. In addition, a Fund will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce its investment performance. The Funds’ current policy is to limit options transactions to those described above.

Risks of Options on Stock Indices. As discussed above, the purchase and sale of options on stock indices is subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurs, a Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is the Funds’ policy to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

The purchaser of an index option may also be subject to a timing risk. If an option is exercised by a Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Funds will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Funds may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, a Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Funds will not purchase or sell any index option contract unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

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Commodity Exchange Act Regulation. The Funds have claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation under the CEA. A fund claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation. On an annual basis, the Funds are required to reaffirm their eligibility to continue to claim the exclusion. If a Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC. A Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements. In August 2013, the CFTC issued a rule (“Harmonization Rule”) that harmonizes certain of the CFTC’s compliance obligations with those of the SEC in order to facilitate compliance with both regulatory regimes. Under the Harmonization Rule, a registered investment company may elect to comply with certain CFTC obligations by agreeing to comply with certain SEC disclosure, reporting and recordkeeping requirements.

Foreign Securities. The Funds may invest in foreign securities directly or indirectly through U.S. exchanges, in the over-the-counter market, purchases of ETFs and similar investment vehicles that are listed on a foreign securities exchange, or through the purchase of American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Funds may invest in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most investors. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.
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Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (“EU”) and European Economic and Monetary Union, which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability.

Warrants and Rights. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. Government Securities. The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or the Funds’ shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

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In August 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. In explaining the downgrade, Standard & Poor’s cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. In June 2013, Standard & Poor’s affirmed its AA+ long-term credit rating on the U.S. and revised its rating outlook to stable from negative to indicate its current view that the likelihood of a near-term downgrade of the rating is less than one in three. It is possible that the rating outlook could be revised downward if economic, fiscal and/or political circumstances change in the U.S. Such a credit event may result in higher interest rates and adversely impact the U.S. economy and financial markets.

Repurchase Agreements. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Government Security), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer). The Fund must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.” The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds’ risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the securities are less than the resale price provided in the repurchase agreement. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the Investment Company Act of 1940 (the “1940 Act”). The return on such “collateral” may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds’ custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Collateralized Mortgage Obligations and Other Mortgage-Related Securities. The Opportunities Fund may invest in collateralized mortgage obligations (“CMOs”) which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs’ collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

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In addition to the mortgage pass-through securities and the CMOs mentioned above, the Opportunities Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include “principal only” (PO) and “interest only” (IO) Stripped Mortgage Backed Securities (“SMBS”). POs and IOs are created when a mortgage pass-through certificate is separated into two securities – one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs’ yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO’s price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government-related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered, the Adviser may, consistent with the Fund’s investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities. The Opportunities Fund may invest in asset-backed securities backed by various loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Opportunities Fund may invest in other asset-backed securities that may be developed in the future.
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Zero Coupon and Original Issue Discount (“OID”) Bonds. The Opportunities Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of “Strips” through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts that issue zero coupon receipts such as U.S. Treasury Receipts (“TRs”) or Treasury Investment Growth Receipts (“TIGRs”). Zero coupon and original issue discount bonds generate income under generally accepted accounting principles, but do not generate cash flow, resulting in the possibility that the Fund may be required to sell portfolio securities to make distributions as required under Subchapter M of the Internal Revenue Code.

Variable and Floating Rate Securities. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Shares of Other Investment Companies. Each Fund may invest in shares of other investment companies. Such other investment companies may include Standard & Poor’s Depositary Receipts (“SPDRs”), shares of the DIAMONDS Trust (“DIAMONDs”) and other exchange-traded funds (collectively, “ETFs”) that invest in certain sectors. SPDRs are exchange-traded securities that represent ownership of the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor’s Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. Unlike traditional mutual funds, SPDRs and DIAMONDs are traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based upon their market price. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that the net asset value (“NAV”) will decrease. Each Fund does not presently intend to invest more than 25% of its net assets in securities of ETFs.

Shares of other ETFs and exchange-traded notes (“ETNs”) may also be purchased by the Funds. An ETF is an investment company registered under the 1940 Act that often holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission (the “SEC”) Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV.

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To the extent the Funds invest in shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

Limitations on Investing in Other Investment Companies. Generally, under the 1940 Act, an investment company may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of such fund’s total assets would be invested in investment companies. Under certain conditions, an investment company may invest in registered and unregistered money market funds in excess of these limitations. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. The Funds may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Funds may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as the Fund (and all of their affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC. If a Fund seeks to redeem shares of an ETF or investment company purchased in reliance on Section 12(d)(1)(F), the ETF is not obligated to redeem an amount exceeding 1% of the ETF’s outstanding shares during a period of less than 30 days.

Description of Money Market Instruments. Money market instruments may include shares of money market funds, U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds’ custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

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Municipal Obligations. Municipal obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are municipal obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

The yields on municipal obligations are dependent on a variety of factors, including supply and demand, liquidity and general conditions of the municipal market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. Like other debt securities, municipal obligations are subject to credit risk, interest rate risk and call risk. Obligations of certain issuers of municipal obligations may not be enforceable under the exercise of traditional creditors’ rights. Litigation and natural disasters, as well as adverse economic, business, legal or political developments may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds.

Forward Commitment and When-Issued Securities. The Opportunities Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Opportunities Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

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Lower Rated Fixed Income Securities. The Opportunities Fund may invest in fixed income securities which are rated lower than A by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch Ratings Ltd. Issues rated lower than A are speculative in certain respects (see “Description of Bond Ratings”). The Opportunities Fund limits its investment in issues rated less than Baa by Moody’s or BBB by Standard & Poor’s or Fitch to 5% of the Fund’s net assets and the Fund will not invest in issues rated lower than B by any of the NRSROs. The Adviser carefully evaluates such lower rated issues prior to purchase to ascertain that the issuer’s financial condition is, in the Adviser’s judgment, improving.

Liquidity Risk for Fixed Income Securities. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing a Fund’s ability to sell such securities.

Borrowing. Each Fund may borrow up to one-third of its total assets, including the amount of such borrowing, for extraordinary or emergency purposes or to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on NAV will be exaggerated. If, while such borrowing is in effect, the value of a Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing.

Portfolio Turnover. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

Cybersecurity Risk. The Funds and their service providers may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Funds, the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate the Funds’ share price, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issues or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investment in such companies to lose value. There is no guarantee that efforts designed to reduce the risks associated with cyber security will succeed, especially since the Funds do not directly control the cyber security systems of issuers or third-party service providers.

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DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that individual analysts give different weightings to the various factors involved in credit analysis, and the quality of fixed-income securities in which the Funds may invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Description of Moody’s Investors Service, Inc.’s Bond Ratings:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
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Description of Standard & Poor’s Ratings Services’ Definitions:

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic condi-tions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C
Obligations rated ‘BB,’ ‘B,’ ‘CCC’,’CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Fitch Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. The relationship between issuer scale and obligation scale assumes a historical average recovery of between 30% - 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating.

AAA: Highest credit quality
‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality	AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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A: High credit quality
A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality
‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative
‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative	‘B’ ratings indicate that material credit risk is present.

The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added the “AAA obligation rating category.

Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Adviser believes that the yields from the lower rated securities purchased by the Funds will more than compensate for any additional risk. During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Under such conditions, valuation of the securities at fair value becomes more difficult and judgment plays a greater role. Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to either Fund without the affirmative vote of a majority of the out-stand-ing voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund’s outstanding shares repre-sented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, each Fund may not:

(1)	Engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

(2)	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

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(3)	Purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Funds. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;

(4)	Invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies;

(5)	Purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(6)	Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies;

(7)	Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the provisions of the 1940 Act.
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TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. John P. Ackerly, IV and John T. Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (“Interested Trustees”).

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) and Directorships of Various Companies During Past 5 Years	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:
John P. Ackerly, IV One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Senior Vice President, Director and member of the Executive Committee of Davenport & Company LLC	11
John T. Bruce 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1953	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.	11
Independent Trustees:
Robert S. Harris, Ph.D. 100 Darden Boulevard Charlottesville, Virginia 22903 Year of Birth: 1949	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; consultant to corporations and government agencies	11
George K. Jennison 5101 Stratford Crescent Richmond, Virginia 23226 Year of Birth: 1957	Since January 2015	Trustee	President of Oyster Consulting (a management consultant firm to the financial services industry). From 2009 until 2012, he was a Senior Managing Director for Wachovia Securities (renamed Wells Fargo Advisors)	11
Harris V. Morrissette 100 Jacintoport Boulevard Saraland, Alabama 36571 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc. and Dixie Lily Foods; Director of International Shipholding Corporation (cargo transportation); Director of Trustmark National Bank. (bank holding company); Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012	11
Elizabeth W. Robertson 305 Marston Lane Richmond, Virginia 23221 Year of Birth: 1953	Since February 2014	Trustee	Chief Financial Officer for Monument Restaurants LLC (restaurant franchisees) since 2011. Trustee of TowneBank Foundation and Community Board since 2015. Director of Franklin Financial Corporation and Franklin Federal Savings Bank from 1996 until 2014. She was previously a Senior Manager at KPMG (accounting firm)	11

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Executive Officers:
Margaret H. Alves 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1972	Since February 2006	Compliance Officer of The Government Street Funds	Chief Compliance Officer and Secretary of Leavell Investment Management, Inc.
Tina H. Bloom 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1968	Since August 2006	Chief Compliance Officer and Secretary	Director of Fund Administration of Ultimus Fund Solutions, LLC (the Trust’s administrator);Vice President of Ultimus Fund Distributors, LLC (the Trust’s principal underwriter)
Charles M. Caravati, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1965	Since January 1996	President of The Jamestown Equity Fund; Vice President of The Jamestown Tax Exempt Virginia Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since November 2000	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
John H. Hanna, IV 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1955	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Vice President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Timothy S. Healey 800 Shades Creek Parkway, Suite 585 Birmingham, Alabama 35209 Year of Birth: 1953	Since January 1995	Vice President of The Government Street Funds	Executive Vice President, Chief Investment Officer and Director of Leavell Investment Management, Inc.
Mary S. Hope 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1963	Since August 2008	Vice President of The Government Street Funds	Vice President and Portfolio Manager of Leavell Investment Management, Inc.
Joseph A. Jennings, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23219 Year of Birth: 1962	Since June 2005	President of The Jamestown Tax Exempt Virginia Fund	Portfolio Manager of Lowe, Brockenbrough & Company, Inc.
Thomas W. Leavell 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1943	Since February 2004	President of The Government Street Funds	Director of Leavell Investment Management, Inc.; President and Chief Executive Officer of Leavell Investment Management, Inc. until January 2014.
David J. Marshall 800 Main Street Lynchburg Virginia 24504 Year of Birth: 1956	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Secretary, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Denise C. Peters One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1956	Since February 2007	Compliance Officer of The Davenport Funds	First Vice President and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC
R. Gregory Porter, III 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1941	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc.

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Page T. Reece 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1957	Since September 2004	Compliance Officer of The Jamestown Funds	Chief Compliance Officer and Director of Operations of Lowe, Brockenbrough & Company, Inc.
Teresa L. Sanderson 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1963	Since September 2004	Compliance Officer of the Flippin, Bruce & Porter Funds	Chief Compliance Officer and a Principal of Flippin, Bruce & Porter, Inc.
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since November 2000	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
George L. Smith, III One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1976	Since February 2011	Vice President of The Davenport Funds	Senior Vice President of Davenport & Company LLC
Lawrence B. Whitlock, Jr. 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1948	Since February 2002	Vice President of The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2014.

Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
John P. Ackerly, IV	None	Over $100,000
John T. Bruce	Opportunities Fund: Over $100,000 Dividend Fund: Over $100,000	Over $100,000
Independent Trustees:
Robert S. Harris	Dividend Fund: $1 – $10,000	$10,001– $50,000
George K. Jennison	None	None
Harris V. Morrissette	Opportunities Fund: $1 – 10,000	Over $100,000
Elizabeth W. Robertson	None	Over $100,000

As of July 2, 2015, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 10.06% of the outstanding shares of the Opportunities Fund and 9.25% of the outstanding shares of the Dividend Fund.

Trustee Compensation. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer (“CCO”) regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Effective July 1, 2014, each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust (“Independent Trustee”) receives from the Trust an annual retainer of $12,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for in-person meetings attended by the Chairman of the Board); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The same compensation structure was in effect prior to July 1, 2014 except the annual retainer was $10,000. The fees are split equally among all of the funds in the Trust.

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The following table provides compensation amounts paid to the Independent Trustees during the fiscal year ended March 31, 2015:

Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust
Robert S. Harris	$5,068	None	None	$28,500
George K. Jennison*	1,083	None	None	6,500
J. Finley Lee, Jr.**	4,894	None	None	27,500
Richard L. Morrill***	1,181	None	None	6,500
Harris V. Morrissette	4,538	None	None	25,500
Elizabeth W. Robertson	4,803	None	None	27,000

*	Appointed to the Board effective January 1, 2015
**	Retired from the Board on June 30, 2015
***	Retired from the Board on June 30, 2014

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of six Trustees, four of whom are Independent Trustees. The Board is responsible for the oversight of eleven series, or funds, of the Trust. In addition to the Funds, the Trust consists of The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama; and The Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund and Davenport Small Cap Focus Fund, which are managed by Davenport & Company LLC of Richmond, Virginia. The Board has engaged these investment advisers to oversee the management of the funds on a day-to-day basis. The Board is responsible for overseeing the investment advisers and the Trust’s other service providers in the operations of the funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any representatives of management. The Board has established three standing committees and may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

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The Board of Trustees is led by its Chairman, Dr. Robert S. Harris. As Chairman, Dr. Harris has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various investment advisers. The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities taken by Dr. Harris as Chairman, is appropriate and in the best interests of the Trust, given the specific characteristics of the Trust. These characteristics include having a structure consisting of four distinct fund complexes, each having its own investment adviser and compliance officer at the fund complex level. The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees. The Board has established an Audit Committee, a Governance, Nomination and Compensation Committee and a Qualified Legal Compliance Committee. The Board of Trustees has determined that its committees help ensure that the funds have effective and independent governance and oversight. The members of each Committee are the four Independent Trustees: Robert S. Harris, George K. Jennison, Harris V. Morrissette and Elizabeth W. Robertson. Elizabeth W. Robertson serves as the Chair of the Audit Committee and Harris V. Morrissette serves as Chairman of the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee. The Chairmanship of each Committee is rotated periodically. Each Committee Chairman has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he or she serves as Chairman. Each Committee Chairman facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

Audit Committee
The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers. The Audit Committee met four times during the fiscal year ended March 31, 2015.

Governance, Nomination and Compensation Committee
The Governance, Nomination and Compensation Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the Trust’s CCO and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; and (vi) evaluating the performance of the Board of Trustees. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee. The Governance, Nomination and Compensation Committee met four times during the fiscal year ended March 31, 2015.

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Qualified Legal Compliance Committee
The Qualified Legal Compliance Committee is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2015 because no such reports were made during that period.

Qualifications of the Trustees. The Governance, Nomination and Compensation Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust. In addition, the Trustees are subject to periodic evaluation for their continued service on the Board. On a staggered three-year basis, members of the Governance, Nomination and Compensation Committee review the qualifications of each Trustee, evaluate his or her contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board. The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board. The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the investment advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

Mr. John Ackerly, IV
Mr. John Ackerly, IV is a Director, Senior Vice President and a member of the Executive Committee of Davenport & Company, the investment adviser to the Davenport Funds. Prior to joining Davenport & Company in 1994, he worked as a portfolio manager for Central Fidelity Bank. Mr. Ackerly is a member of the Executive Committee for Davenport & Company and also serves on the Board of Directors. He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts. Mr. Ackerly earned an undergraduate degree from the University of Virginia and earned an M.B.A degree from Virginia Commonwealth University. He is a Chartered Financial Analyst and has over 25 years of experience in the investment management profession. He has served as a Trustee since 2012. The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience and his academic background.

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Mr. John T. Bruce
Mr. John T. Bruce is a founding partner and the President of Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds. From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc. Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has 37 years of experience in the investment management profession. He has served as a Trustee since 1988. The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

Dr. Robert S. Harris
Dr. Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean. Dr. Harris teaches courses in financial management and policies and valuation in financial markets. His research has focused on corporate finance, financial market analysis and mergers and acquisitions. He has been widely published in leading academic and practitioner journals and has authored financial textbooks. Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies. He previously served as Chief Learning Officer and Vice President of United Technologies Corporation. Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University. He has served as a Trustee of the Trust since 2007. The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.

Mr. George K. Jennison
Mr. Jennison has over 30 years experience managing trading and execution platforms and integrating capital markets services into retail brokerage and clearing firm sales channels. He is currently President of Oyster Consulting (a provider of audit, compliance, financial, operations, technology, trading and strategic management consulting to financial services firms). Mr. Jennison began his career as a NASDAQ trader at Robinson-Humphrey Company where specialized in bank stocks and convertible securities. Later, he served as a Senior Vice President at Shearson Lehman where he was responsible for managing the Financial Institutions NASDAQ Group and then became the Managing Director, Head of NASDAQ Trading at Wheat First Securities. From 2009 until 2012, he was Senior Managing Director, head of the Equity Services Group at Wachovia Securities, where he was responsible for managing the equity trading platform for the firm’s retail brokerage, clearing and managed accounts. Mr. Jennison has served on a number of investment industry committees as well as commitment committees for several foundations and investment firms. He earned his B.A. degree in Economics and Management Services from Duke University and attended the Executive Program at the University of Virginia Darden School of Business. He has served as a Trustee of the Trust since 2015. The Board has concluded that Mr. Jennison is suitable to serve as a Trustee because of his professional investment and business experience, leadership positions and academic background.

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Mr. Harris V. Morrissette
Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses. He serves as a director of International Shipholding Corporation (cargo transportation) and Trustmark National Bank (a bank holding company), and as a board member of White-Spunner Construction, Inc. He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008 and chairman of Azalea Aviation, Inc. (airplane fueling) until 2012. He is a board member of a number of not-for-profit organizations, among them the Business Council of Alabama and the Economic Development Partnership of Alabama. Mr. Morrissette holds a B.S. degree from The University of Alabama. He has served as a Trustee of the Trust since 1993. The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.

Ms. Elizabeth W. Robertson
Ms. Robertson serves as Chief Financial Officer of Monument Restaurants LLC (restaurant franchisees) and has been employed by Monument Restaurants since 2011. She previously served as Chief Financial Officer for Virginia Resources Authority (municipal bond authority) and a Senior Manager at KPMG (public accounting firm) where she specialized in audit and SEC reporting services for financial institutions. Ms. Robertson has served as a Trustee of TowneBank Foundation and Community Board since 2015 and was a director of Franklin Financial Corporation and Franklin Federal Savings Bank from 1996 until 2014.. She previously performed accounting and tax services for small businesses and individuals on a part-time basis and is a board member of a number of not-for-profit organizations, among them, the Richmond Ballet and the St. Andrew’s School Foundation. She holds a B.S. degree from the University of Virginia McIntire School of Commerce and earned her Certified Public Accountant designation in 1975. The Board has concluded that Ms. Robertson is suitable to serve as a Trustee because of her business experience and expertise in accounting matters and her leadership positions and service on other boards.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk. The Trust, the investment advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the various committees. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board of Trustees requires management of the investment advisers and the Trust, including the Trust’s CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the committees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the Trust’s CCO outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Trust’s CCO is supported by four compliance officers, each of whom serve at the fund complex level. The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the funds’ securities. In addition, in its annual review of the funds’ advisory agreements, the Board reviews information provided by the advisers relating to their operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

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Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

INVESTMENT ADVISER

Flippin, Bruce & Porter, Inc. (the “Adviser”) supervises each Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus. Each Fund’s Advisory Agreement is effective for an initial two year period and subject to annual approval thereafter by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities, pro-vided such continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to each Fund, based upon each Fund’s average daily net assets, is at the following annual rates: 0.70% on the first $250 million; 0.65% on the next $250 million; and 0.50% on assets over $500 million. For the fiscal years ended March 31, 2015, 2014 and 2013, the Dividend Fund paid the Adviser advisory fees of $175,828 (which was net of voluntary fee waivers of $30,208), $144,452 (which was net of voluntary fee waivers of $35,257) and $105,094 (which was net of voluntary fee waivers of $47,512), respectively. For the fiscal years ended March 31, 2015, 2014 and 2013, the Opportunities Fund paid the Adviser advisory fees of $266,278 (which was net of voluntary fee waivers of $14,652), $259,742 (which was net of voluntary fee waivers of $11,573) and $220,644 (which was net of voluntary fee waivers of $22,915), respectively.

By reason of his position as an officer and stockholder, John T. Bruce controls the Adviser and may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

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The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be pur-chased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all secur-ities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Adviser, not the Funds, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

Portfolio Manager

John T. Bruce, the Funds’ Portfolio Manager, is also responsible for the day-to-day management of other accounts, as indicated in the following table

Other Accounts Managed (as of March 31, 2015)

Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
John T. Bruce	Registered investment companies:	0	$ 0	0	$ 0
	Other pooled investment vehicles:	0	$ 0	0	$ 0
	Other accounts:	46	$62,360,922	0	$ 0

Potential Conflicts of Interest

The investment strategy of the Funds and other accounts managed by the Portfolio Manager are generally the same. The Adviser, as well as the Funds, has policies and procedures designed to address conflicts in allocation of investment opportunities between a Fund and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the Portfolio Manager to ensure that the interests of the Adviser’s clients come first.
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Compensation

The Portfolio Manager’s compensation from the Adviser includes base salary, a bonus based on the profitability of the Adviser, and participation in the Adviser’s profit sharing plan, 401(k) plan and health plan. The Adviser does not pay performance or asset-based compensation to the Portfolio Manager.

Ownership of Fund Shares

The following table indicates the dollar value of shares of the Funds beneficially owned by the Portfolio Manager as of March 31, 2015.

Name of Portfolio Manager	Dollar Value of Fund Shares Beneficially Owned
John T. Bruce	Dividend Fund – $500,001 - $1,000,000 Opportunities Fund – Over $1,000,000

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a monthly fee based upon the average value of its daily net assets, subject to a minimum monthly fee, plus a shareholder recordkeeping fee (on a per shareholder basis) for shareholder accounts in excess of 1,000. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. For the fiscal years ended March 31, 2015, 2014 and 2013, the Dividend Fund paid administration fees to the Administrator of $60,000, $57,000 and $50,000, respectively, and the Opportunities Fund paid administration fees to the Administrator of $60,000, $57,645 and $51,407, respectively.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust’s CCO. For the performance of these services, the Funds pay the Administrator an annual base fee plus an asset-based fee on aggregate average net assets in excess of $100 million. In addition, the Funds reimburse the Administrator for any out-of-pocket expenses incurred for compliance services. For the fiscal years ended March 31, 2015, 2014 and 2013, the Dividend Fund paid compliance service fees to the Administrator of $8,400, $8,832 and $8,400, respectively, and the Opportunities Fund paid compliance service fees to the Administrator of $8,400, $8,832 and $8,400, respectively.

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DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

OTHER SERVICE PROVIDERS

The firm of Cohen Fund Audit Services Ltd., independent registered public accounting firm, 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds’ assets is U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds’ practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds’ portfolio transactions.

The Funds’ fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets on a “net” basis, which may include a dealer markup. The Funds’ common stock portfolio transactions will normally be exchange traded and effected through broker-dealers who charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

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During the fiscal years ended March 31, 2015, 2014 and 2013, the total brokerage commissions paid by the Dividend Fund were $23,489, $15,221 and $29,254, respectively. During the fiscal years ended March 31, 2015, 2014 and 2013, the total brokerage commissions paid by the Opportunities Fund were $15,042, $13,489 and $26,420, respectively. The higher commissions paid by the Dividend Fund during the March 31, 2015 fiscal year were due in part to a higher level of option trading activity.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser. While there is no formula, agreement or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recom-mendations, financial, economic, political, fundamental and technical market and interest rate data, and other statisti-cal or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in deter-mining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition. During the fiscal year ended March 31, 2015, the amount of brokerage transactions and related commissions directed to brokers because of research services provided was $9,707,725 and $22,696, respectively, for the Dividend Fund and $7,517,657 and $14,862, respectively, for the Opportunities Fund.

As of March 31, 2015, the Funds held common stock issued by the parent companies of the following “regular broker-dealers” of the Trust as defined in the 1940 Act:

Fund	Regular Broker-Dealer	Market Value as of 3-31-2015
Opportunities Fund	J.P. Morgan Securities LLC	$ 1,229,774
Dividend Fund	J.P. Morgan Securities LLC	$ 1,029,860
Dividend Fund	BB&T Investment Services Inc.	$ 389,900

Codes of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the transaction.

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Automatic Investment Plan. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month on the 15th and/or last business day of the month). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction or bank wire.

Instructions for establishing this service are included in the Account Application contained in the Prospectus or are available by calling the Funds. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the withdrawal date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The Application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1127, or by writing to:

Flippin, Bruce & Porter Funds
Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signa-ture Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

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PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV next determined after the order is received in proper form. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until it has been confirmed in writing (unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Shares of the Funds generally may be sold only to U.S. citizens, U.S. residents and U.S. domestic corporations, partnerships, trusts, or estates. For purposes of this policy, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and estates must have a U.S. address of record.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods to determine NAV as described in the Prospectus.

Employees and Affiliates of the Funds. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

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REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemptions in Kind. The Funds may redeem their securities by payment in kind when circumstances exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so. In such case, the Adviser, under the supervision of the Board of Trustees and in accordance with the Trust’s procedures, may authorize payment to be made in port-folio secur-ities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing NAV. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits to pay redemptions in cash, rather than in kind, to any share-holder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind. Shareholders receiving portfolio securities in a redemption in kind may incur brokerage costs when these securities are sold. It is the Adviser’s intention, at the present time, to reimburse shareholders for their brokerage costs and any other fees or losses incurred by them in selling such securities immediately upon receipt thereof. This practice will apply to all redemptions in kind affected upon a particular day; however the Adviser may determine to discontinue this practice at any time without notice to shareholders.

NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The NAV of each Fund is determined as of the close of the regular session of trading on the Exchange (normally 4:00 p.m. Eastern time) on each “Business Day.” A Business Day means any day, Monday through Friday, except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. NAV is deter-mined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily.

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Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at the last quoted sales price, if available, at the time of valuation. If the last sales price is not available, options are valued at the closing bid price. Options not traded on a national securities exchange or board of trade, or not actively traded, are valued at their fair values, determined in good faith in accordance with procedures approved by the Board of Trustees. When fair value pricing is employed, the price of securities used by a Fund to calculate its NAV is based on consideration of a number of subjective factors and therefore may differ from quoted or published prices for the same securities.

FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Independent Trustees, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds’ shareholder servicing operations, fees and expenses of qualifying and registering the Funds’ shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust’s series, or funds, which allocation may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applica-bility to each fund.

ADDITIONAL TAX INFORMATION

Taxation of the Funds. Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net investment income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

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While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

There is a remedy for failure to meet the Subchapter M diversification test if the failure was due to reasonable cause and not to willful neglect. The remedy involves certain divestiture and procedural requirements, and payment of a tax. In certain de minimis situations, no tax is due in the event of a failure to meet the diversification requirements, but the divestiture and procedural requirements apply. Similarly, in the event of a failure to meet the Subchapter M income requirements, if the failure was due to reasonable cause and not to willful neglect it can be cured by satisfaction of procedural requirements and payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. These capital loss carryforwards are available indefinitely to offset realized capital gains in future years, thereby reducing future taxable gains distributions.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Funds’ Dividends and Distributions. Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2015, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $413,200 ($464,850 for married taxpayers, $439,000 for heads of households) are subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in such highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

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Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribu-tion paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the NAV of shares below your cost and thus in effect result in a return of a part of your investment.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” shares are sold. Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered shares. In response to this federal law, the Funds chose “average cost,” which is the mutual fund industry standard, as the Funds’ default tax lot identification for all shareholders. Average cost will be the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method. You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares. Please keep in mind that the Funds are not responsible for providing you with cost basis information on shares acquired prior to January 1, 2012.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

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Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income.

Sale, Exchange or Redemption of Fund Shares. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder. Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load, diversified series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. Effective December 30, 2011, the name of the Dividend Fund was changed from “FBP Value Fund” and the name of the Opportunities Fund was changed from “FBP Balanced Fund.” The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts. The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued. The Trustees are permitted to create additional series, or funds, at any time. Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to hold annual meetings of share-holders.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

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Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1127, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Principal Executive and Senior Financial Officers that requires the Trust’s Principal Executive Officer(s), Principal Financial Officer(s) and Principal Accounting Officer(s) to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

•	Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

•	Each of the Funds’ ten largest holdings as of the end of the most recent calendar quarter is included in the Fund Fact Sheet which is posted at www.fbpfunds.com. The Fact Sheet is typically posted to the website within 30 days of the end of each calendar quarter. The website is open to the general public.

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•	Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to four different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the CCO of the Trust. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds.

Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Funds or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided quarterly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par, market value
Provided quarterly, with a 30-day lag. No formal conditions or restrictions. Lipper indicates that it will not trade based on the Funds’ portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, description, shares/par, market value
Provided quarterly, with a 30-day lag. No formal conditions or restrictions. Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None
FactSet	CUSIP, description, shares/par, market value
Provided quarterly, with a 30-day lag. No formal conditions or restrictions. FactSet’s employees are required to follow a code of business conduct and ethics that obligates them to use a reasonable degree of care to safeguard confidential information and must agree in writing to comply with this code of business conduct and ethics.

None

•	These policies relating to disclosure of the Funds’ Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds’ administrator, distributor, custodian, legal counsel, accountants, pricing service, financial printer, typesetter and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

•	In the event a Fund processes a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for the receipt of such portfolio securities.

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•	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

•	The CCO of the Trust may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

•	The CCO of the Trust shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least annually, the CCO shall provide the Board of Trustees with a report as to the compliance with these policies.

Principal Shareholders. As of July 2, 2015, the following shareholders owned of record or beneficially more than 5% of the outstanding shares of the Funds.

Shareholder	Fund	Percentage Owned
Flippin, Bruce & Porter, Inc. P.O. Box 6138 Lynchburg, Virginia 24505	Opportunities Fund	6.21%
MG Trust Company Custodian FBO Flippin, Bruce & Porter, Inc. 717 17th Street Ste. 1300 Denver, Colorado 80202	Opportunities Fund	12.97%
	Dividend Fund	7.93%
MG Trust Company Custodian FBO Lynchburg Pulmonary Associates Inc. 717 17th Street Ste. 1300 Denver, Colorado 80202	Opportunities Fund	6.93%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, California 94105	Opportunities Fund	11.07%
	Dividend Fund	14.66%
Erin J. Fry c/o Flippin, Bruce & Porter, Inc. P.O. Box 6138 Lynchburg, Virginia 24505	Dividend Fund	5.24%

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CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total returns of each Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or the period of a Fund’s operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total returns of a Fund (“T”) are computed by using the redeemable value at the end of a specified period of time (“ERV”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds’ past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows each Fund’s average annual total returns for periods ended March 31, 2015. The performance results achieved prior to December 31, 2011 used strategies that differ from the strategies currently being used to manage each Fund. (Prior to December 31, 2011, the Dividend Fund used a pure value investing strategy that differs from the dividend income strategy currently being used and the Opportunities Fund used a more restrictive balanced investing strategy that differs from the more flexible strategy that is currently being used to allocate fixed income and equity investments.) Performance results of the previous strategies may vary from the performance results of the current strategies.

	One Year	Five Years	Ten Years
Dividend Fund	4.23%	7.20%	3.45%
Opportunities Fund	2.36%	7.33%	4.64%

In addition, each Fund may advertise other total return performance data (“Nonstandardized Return”). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

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From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a =	dividends and interest earned during the period
b =	expenses accrued for the period (net of reimbursements)
c =	the average daily number of shares outstanding during the period that were entitled to receive dividends
d =	the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Dividend Fund and the Opportunities Fund for the 30 days ended March 31, 2015 were 2.30% and 1.37%, respectively.

The Funds’ performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds’ past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

•	Lipper ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time.

•	Morningstar, Inc. rates mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Funds’ Prospectus to obtain a more complete view of the Funds’ performance before investing. Of course, when comparing the Funds’ performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

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From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc.). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser’s view of current or past market conditions or historical trends. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual and Semiannual Report will accompany this Statement of Additional Information whenever the Statement of Additional Information is requested by a shareholder or prospective investor. The financial statements of the Funds for the year ended March 31, 2015, together with the report of an independent registered accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.
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APPENDIX A

WILLIAMSBURG INVESTMENT TRUST

POLICIES AND PROCEDURES FOR VOTING PROXIES

1.            Purpose. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2.            Definitions

(a)            Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)            Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3.            Policy for Voting Proxies.

(a)            Fiduciary Considerations. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b)            Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

4.            Conflicts of Interest. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

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5.            Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6.            Non-routine Proposals.

(a)            Guidelines on Anti-takeover Issues. Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.” During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(b)            Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7.            Proxy Manager Approval. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8.            Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.
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9.            Report to the Board. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

10.            Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers’ policies and procedures.

As adopted November 1, 2004
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Statement of Policies and Procedures

Relating to Proxy Voting

A proxy permits a shareholder to vote without being present at annual or special shareholder meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person. Flippin, Bruce & Porter, Inc. (FBP) has been assigned the responsibility for voting proxies for most of the accounts under its management. We have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties.

PROCEDURES

Proxy voting procedures at FBP are designed to ensure that all proxies for which we are eligible to vote are voted in a timely manner and in accordance with our Proxy Voting Polices (incorporated herein). The procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients.

Responsibility for proxy voting administration and oversight is assigned to the FBP Proxy Voting Committee, comprised of members from the FBP Investment Committee. The Proxy Voting Committee is responsible for:

Developing, updating and implementing the policies and procedures.
Overseeing the proxy voting process.
Monitoring legislative and corporate governance developments and coordinating any communication related to proxy issues.
Meeting regularly as necessary to fulfill its responsibilities.
Annual review of all proxy policies.

All proxy materials received at FBP are recorded upon receipt and holdings are cross-checked to ensure that all proxies are received and voted before the deadline. The proxy material is delivered to the member of the FBP Investment Committee designated to vote the proxy on a company-by-company basis. That person bears the responsibility of voting each proxy in a timely fashion in accordance with proxy voting guidelines. In any case where the adopted guidelines are not clear or in a case where, based upon the judgment of the voting person, a vote is cast in a fashion contrary to the guidelines, justification for the exception is documented in writing. The votes are cast and any notation or comments are filed with the proxy materials and maintained at the offices of FBP.

Each proxy is checked against the Potential Conflict of Interest Checklist as it is received. This is a list maintained by the Proxy Voting Committee of any public companies where a potential conflict exists at FBP. Such conflict may arise due to a real or contemplated commercial relationship with that company, where an FBP client is a party to a shareholder proposal or where an FBP employee serves in a professional capacity (such as a director) for that company. In an instance where a proxy is received from a company on that list, that proxy is immediately forwarded to the FBP Executive Committee for action. If a true conflict of interest exists, FBP will consult an independent third party under a special contractual arrangement. FBP will determine that the third party does not have a conflict of interest regarding the issuer in question. FBP will vote the proxy in accordance with the recommendation of that third party consultant.

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In an instance where an apparent conflict does exist and the shares represented are deemed immaterial, the proxy will be voted according to FBP materiality policy guidelines without consulting an independent third party. (See XII. De Minimis Holdings) A holding will be considered to be de minimis if the total market value of the holding is less than $350,000 and is less than 0.01% of total equity market cap of outstanding shares for that company. Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote.

All proxy vote records are maintained at FBP and are available for client review upon request.

PROXY VOTING POLICIES

Our policy is guided by our fiduciary responsibility of loyalty as well as a reasonable standard of care whereby investment actions are carried out for the sole benefit of the shareholder and are never compromised. Each proxy vote represents a valuable right, essentially an asset, which is an important and integral part of investment management. These proxy guidelines are adopted to ensure consistency of application. Each vote, however, is ultimately decided on a case-by-case basis considering all other relevant facts and circumstances at the time of the vote.

I. General Philosophy- After an initial review, FBP will generally vote with management on routine matters related to the operation of the company that are not expected to have a material impact on the company and/or shareholders. FBP will review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and/or operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance – FBP reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Such Other Business – Ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” FBP will typically vote against such proposals, as granting management the proxy to vote using its full discretion is imprudent.

II. Board of Directors - Separating the positions of Chairman and CEO - In order to maximize the board’s ability to oversee the actions of management by eliminating the potential conflict of interest, FBP will generally vote in favor of such proposals.

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Independence- FBP will generally vote for the proposed slate of directors after a fully satisfactory review that ensures that the Nominating Committee is completely independent from management, that there is no material evidence of interlocking directorates and that the composition of the board is sufficiently independent of company management.

Limitations on Director Tenure and Retirement – FBP will generally favor proposals to limit the term of outside directors by institution of a mandatory retirement age in order to foster the introduction of new perspectives on the board.

D&O Indemnification - Increased indemnification and decreased liability for directors is important to ensure the continued availability of competent directors. FBP will generally vote in favor of proposals that include: a) indemnifying directors for acts conducted in the normal course of business and b) providing expanded coverage in cases where a director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

Majority Voting – FBP will generally support proposals calling for the election of directors by a majority vote.

III. Auditors – Generally vote for proposed auditors provided the ratification has been approved by an appropriate audit committee that meets applicable composition and independence requirements. Also considered will be the absolute magnitude and proportion, in relation to audit fees, of non-audit fees billed by the auditors.

IV. Proxy Contests – FBP will consider the following factors when voting for a director in a contested election: 1) long-term financial performance of the company; 2) management’s track record; 3) background and circumstances surrounding the proxy contest; 4) qualifications of both slates on nominees; 5) evaluation of what each side brings to shareholders and the likelihood of accomplishing those goals; and 6) stock ownership.
FBP will only approve reimbursement of reasonable proxy solicitation expenses for dissidents in those cases where they are successful.

V. Proxy Contest Defenses – FBP will support proposals requiring shareholder approval for changes to the size of the board within the context that a smaller board size generally promotes better governance. FBP will approve proposals that permit shareholders to remove a director for cause and that allow shareholders to elect directors to fill board vacancies.

Cumulative Voting-FBP will generally oppose proposals to adopt or restore cumulative voting. Cumulative voting promotes single interest representation that may not be concerned with overall shareholder interests.

VI. Tender Offer Defenses – FBP will generally oppose proposals to classify boards. Periodic as opposed to annual election of directors can be used to entrench management and guard against unwanted takeovers.

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Poison Pills – FBP will generally oppose poison pills and will support proposals asking companies to put their poison pill provisions to a shareholder vote.

Fair Price Provisions – FBP will generally favor proposals for fair price provisions that prohibit an acquirer from employing a two-tiered pricing scheme by offering a higher price for a sufficient number of shares to gain control and a lower price for the balance of shares.

Greenmail – FBP will oppose any proposal or plan that allows a company to repurchase shares at above market prices to avoid a takeover proxy fight.

Unequal Voting Rights Plans- FBP will generally oppose plans to establish unequal voting rights plans designed to concentrate significant voting rights in the hands of management.

Supermajority Shareholder Requirements – FBP will generally oppose proposals to establish supermajority voting requirements.

White Squire Placements – FBP will generally oppose provisions permitting issuance of blank check preferred stock in the form of a white squire placement as a defense against takeovers and as a source of “patient capital.”

VII. Miscellaneous Governance Provisions - Confidential Voting – FBP will generally oppose proposals to establish confidential voting.

Bundled/Combination Proposals – FBP will assess the total benefits and detriments to shareholders of the combination proposal and take into consideration the extent to which issues included in the combination proposal should be subject to separate votes.
FBP will generally oppose proposals that result in the elimination of or restriction to the authority of shareholders to the benefit of management.

VIII. Capital Structure - Stock Authorizations- FBP will seek to distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purposes and those designed principally as an anti-takeover device. Consideration will be given to the need for the increase, the percentage increase with respect to the existing authorization, the voting rights of the stock and the overall capital structure.

Preferred Stock- Blank check preferred stock is that which is authorized for issuance at some uncertain time in the future and allows the board to establish voting, dividend, conversion and other rights at the time of issuance. FBP generally opposes proposals to issue blank check preferred stock.

Preemptive Rights – FBP will generally oppose proposals to grant or restore preemptive rights to shareholders and will generally support proposals that eliminate such rights.

State of Incorporation- FBP will generally oppose proposals to change state of incorporation for the purpose of taking advantage of a state’s courts interpretations of laws governing unsolicited takeovers. FBP will generally oppose proposals to establish an offshore presence for tax purposes.

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IX. Executive and Director Compensation – Stock option plans and other executive and director compensation plans are designed to attract, retain and motivate talented executives and outside directors. FBP will evaluate such plans by weighing the need to attract and retain qualified people against the implications for dilution and transfer of shareholder wealth.

Stock Option Plans – Consideration will be given to the financial reasonableness of the plan relative to the company’s market capitalization and the practices of peer companies. Any evaluation of new proposals will include consideration of all existing stock option plans and any authorized but not yet granted options. The following may be considered (any one of which may be sufficient to result in opposition to the plan by FBP) when addressing proposed option plans: 1) whether the plan expressly permits re-pricing of underwater options, 2) whether the plan could potentially result in an unacceptable level of earnings dilution after complete vesting, 3) whether the plan has an option exercise price below the market price on the day of the grant, 4) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause, and 5) whether the plan has certain imbedded features, such as a) participation by non-employees; b) exercise prices set at the discretion of the board; c) no limit on the number of shares available for issue under the plan; d) excessive concentration of options available only to a small percentage of top employees; e) authority granted to the board to amend the plan without prior shareholder approval to the extent permitted by law; and f) reload options.

Director Compensation – Stock option plans for outside directors may be approved based upon whether shares are at the same risk as those of shareholders and how option programs for non-employee directors compare with the standards of employee programs. FBP will generally oppose plans that result in outright grants of options or stock for outside directors (except when distributed in lieu of cash compensation). FBP will also oppose plans where the total compensation appears excessive.

OBRA-Related Compensation Proposals – The Omnibus Budget Reconciliation Act (OBRA) requires a company to obtain shareholder approval of incentive compensation plans that would result in a deduction greater than $1 million in non-deferred executive compensation. FBP will generally approve OBRA related proposals after evaluation of the provisions for reasonable performance-based goals and financial reasonableness. Each will be evaluated on a case-by-case basis.

Golden and Tin Parachutes – Golden parachutes assure certain key officers of an acquired company a significant severance package if such officer is terminated or demoted pursuant to the takeover. Tin parachutes make similar assurances to all employees. These proposals have anti-takeover implications because of the added expense to the acquisition. FBP will oppose all Golden and Tin parachutes.

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Executive Severance Compensation – FBP will generally oppose proposals where the total economic value of the severance package (salary plus bonus) exceeds 2.99 times the total compensation of that executive.

Loans to Officers – FBP will generally oppose proposals to grant loans to officers for the purpose of buying stock in the company.

401(k) Benefit Plans – FBP will generally support proposals to implement 401(k) Employee Benefit Plans.

Employee Savings Plans – FBP will generally favor such plans that permit purchases of shares at a discount to market value not to exceed 15% of the current market price.

Say-on-Pay Frequency – FBP will vote to allow shareholders an advisory vote on senior executive compensation practices on an annual basis. Advisory votes provide shareholder feedback without constraining a board’s ability to set compensation policy.

X. Mergers and Acquisitions – Each merger or acquisition proposal will be evaluated on a case-by-case basis, taking into consideration anticipated financial and operating benefits, the offer price, prospects of the combined entity, how the deal was negotiated and changes in corporate governance and their potential impact on shareholder rights.

XI. Social Issues – FBP will generally oppose shareholder resolutions on behalf of individuals or activist groups intent on furthering a social or political agenda. Corporate managements are held responsible for all ramifications of their policies and activities as measured by the financial impact of those decisions on earnings and/ or corporate assets. It is the intent of FBP that corporate management will appreciate that it is necessary to promote corporate responsibility and accountability on social issues because it is generally in the best long-term interests of shareholders. Those responsible parties should be empowered by shareholders to conduct business and set corporate policy free from shareholder interference.

XII. De Minimis Holdings - From time to time FBP receives proxies representing very small security holdings that may be held for one or a few accounts. FBP considers any security holding less than $350,000 and that is less than 0.01% of total equity market cap of outstanding shares for that company to be de minimis. Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote. In these cases the proxy will be voted along the guidelines recommended by the management of that company.

The policy does not apply to any model portfolio holding that results from a purchase decision by the Investment Committee. This would include companies where FBP has made a small initial investment. Those proxies will be voted as material, regardless of size, by a member of the Investment Committee.

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STATEMENT OF ADDITIONAL INFORMATION

THE GOVERNMENT STREET FUNDS

The Government Street Equity Fund – Ticker: GVEQX
The Government Street Mid-Cap Fund – Ticker: GVMCX
The Alabama Tax Free Bond Fund – Ticker: ALABX

Series of
WILLIAMSBURG INVESTMENT TRUST

August 1, 2015
Supplemented March 1, 2016

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	2
MUNICIPAL OBLIGATIONS	11
DESCRIPTION OF BOND RATINGS	17
INVESTMENT LIMITATIONS	19
TRUSTEES AND OFFICERS	20
INVESTMENT ADVISER	29
ADMINISTRATOR	31
DISTRIBUTOR	32
OTHER SERVICE PROVIDERS	33
PORTFOLIO SECURITIES AND BROKERAGE	33
SPECIAL SHAREHOLDER SERVICES	34
PURCHASE OF SHARES	35
REDEMPTION OF SHARES	36
NET ASSET VALUE DETERMINATION	37
FUND EXPENSES	37
ADDITIONAL TAX INFORMATION	38
GENERAL INFORMATION ABOUT THE TRUST	40
CALCULATION OF PERFORMANCE DATA	44
FINANCIAL STATEMENTS AND REPORTS	46
POLICIES AND PROCEDURES FOR VOTING PROXIES	48

This Statement of Additional Information (SAI”) is not a prospectus and should only be read in conjunction with the Prospectus of The Government Street Funds dated August 1, 2015, as supplemented. This SAI is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at no charge, by writing to Williamsburg Investment Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1- 866-738-1125.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Government Street Equity Fund (the “Equity Fund”), The Government Street Mid-Cap Fund (the “Mid-Cap Fund”) and The Alabama Tax Free Bond Fund (the “Alabama Tax Free Fund”) are three separate investment portfolios of Williamsburg Investment Trust (the “Trust”). The Equity Fund, Mid-Cap Fund and Alabama Tax Free Fund are referred to individually as a “Fund,” collectively, the “Funds.” The Funds are managed by Leavell Investment Management, Inc. (the “Adviser”). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

Industry/Sector Risk. The greater a Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on the Fund’s performance. To the extent a Fund has greater exposure to any single type of investment, the Fund’s potential for loss (or gain) will be greater than if its portfolio were invested more broadly in many types of investments. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of companies in the same industry may react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, financial services or energy, can be highly volatile.

•	Financial Industry: Companies in the financial industry are subject to certain risks, which include: (1) the effect of changes in interest rates on their profitability; (2) the rate of corporate and consumer debt defaults; (3) price competition; (4) governmental limitations on a company’s loans, other financial commitments, product lines and other operations; and (5) recent ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry’s regulatory framework). Some financial companies have recently experienced significant losses in value and the possible recapitalization of such companies may present greater risks of loss. Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as man-made and natural disasters (including weather catastrophes), terrorism, mortality risks and morbidity rates.

•	Technology Industry: Companies in the technology industry can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

•	Consumer Discretionary Industry: Companies in the consumer discretionary sector could be affected by, among other things, overall economic conditions, interest rates, consumer confidence, and disposable income.

•	Energy Industry. Companies in the energy industry, such as coal, natural gas and crude oil, may have distinctly higher volatility than other types of securities, due in part their physical properties which can affect the available supply and the real time pricing of these commodities. Factors unique to energy stocks include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand and may be susceptible to international political and economic developments and the success of exploration projects.

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•	Utility Stocks. The performance of utility stocks is expected to reflect conditions affecting the utilities industry, which is sensitive to factors such as interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services and the risk associated with construction and operating certain types of facilities. Telecommunication companies and products may be highly dependent on innovations and expansion of existing technologies, such as internet communications, as well as intense pricing competition and industry consolidation.

•	Real Estate Investment Trusts (“REITs”). While the Funds will not invest in real estate directly, they may be subject to risks similar to those associated with real estate investments because of their ability to purchase securities of companies in the real estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. Such REITs are subject to management skills and the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence and appeal of properties to tenants. Other REITs that operate as property leasing companies for a particular industry, such as the wireless network or timber industries, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from the Investment Company Act of 1940 (the “1940 Act”). To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by a Fund, there will be a layering of fees, which would increase expenses.

•	Commodities. The Equity Fund and the Mid-Cap Fund may invest in securities (including exchange-traded funds “ETFs”) whose performance is linked to the price of an underlying commodity or commodity index. The performance of indexed securities depends to a great extent on the performance of the commodity in which they invest and involve the risks and pricing characteristics similar to direct investments in that commodity. Precious metals such as gold, silver, platinum and palladium, have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Investments in precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Investments in energy-related industries may be affected by changes in supply and demand and government regulations. Other types of commodities may be subject to certain risks, including regulatory, economic, environmental and political developments, weather events, natural disasters and market disruptions

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Master Limited Partnerships (“MLPs”). MLPs are formed as limited partnerships or limited liability companies and taxed as partnerships for federal income tax purposes. The securities issued by many MLPs are listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests or managed member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and may receive incentive distribution payments from, the MLP. The limited partners, or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operations and management of the entity and receive cash distributions.

The general partner or managing member may be structured as a private or publicly-traded corporation or other entity. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay federal income taxes. Currently most MLPs operate in the energy and midstream, natural resources, shipping or real estate sectors. Equity securities issued by MLPs typically consist of common and subordinated units (which represent the limited partner or member interests) and a general partner or management member interest.

Writing Covered Call Options. When the Adviser believes that individual portfolio securities held by the Equity Fund or the Mid-Cap Fund are approaching the top of the Adviser’s growth and price expectations, covered call options (“calls”) may be written (sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price (“strike price”) by a future date (“exercise price”). To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is exercised.

The Equity Fund and the Mid-Cap Fund will only write options that are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds’ portfolio turnover rate and brokerage commission costs. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

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Foreign Securities. The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds’ investment objectives. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depositary Receipts (“ADRs”) or through investments in ETFs that invest primarily in securities of foreign companies. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (“EU”) and European Economic and Monetary Union, which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability.

Warrants and Rights. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

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U.S. Government Securities. The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or the Funds’ shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

In August 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. In explaining the downgrade, Standard & Poor’s cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. In June 2013, Standard & Poor’s affirmed its AA+ long-term credit rating on the U.S. and revised its rating outlook to stable from negative to indicate its current view that the likelihood of a near-term downgrade of the rating is less than one in three. It is possible that the rating outlook could be revised downward if economic, fiscal and/or political circumstances change in the U.S. Such a credit event may result in higher interest rates and adversely impact the U.S. economy and financial markets.

Repurchase Agreements. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security, it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer). The Fund must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.” The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

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The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds’ risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the security are less than the resale price provided in the repurchase agreement. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the 1940 Act. The return on such “collateral” may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds’ custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement that will cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Zero Coupon and Original Issue Discount (“OID”) Bonds. The Alabama Tax Free Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of “Strips” through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts that issue zero coupon receipts such as U.S. Treasury Receipts (“TRs”) or Treasury Investment Growth Receipts (“TIGRs”). Zero coupon and original issue discount bonds generate income under generally accepted accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under Subchapter M of the Internal Revenue Code.

Variable and Floating Rate Securities. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Liquidity Risk for Fixed Income Securities. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing a Fund’s ability to sell such securities.

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Shares of Other Investment Companies. Each Fund may invest in shares of other investment companies. Each Fund does not presently intend to invest more than 25% of its total assets in shares of other investment companies. Such other investment companies may include Standard & Poor’s Depositary Receipts (“SPDRs”), shares of the DIAMONDS Trust (“DIAMONDs”) and other ETFs that invest in certain sectors. SPDRs are exchange-traded securities that represent ownership of the SPDR Trust, a long-term unit investment trust that has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor’s Composite Stock Price Index. Holders of SPDRs are entitle to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that DIAMONDs are intended to track the price performance and dividend yield of the Dow Jones Industrial Average. Unlike traditional mutual funds, ETFs are traded like a stock on a securities exchange and may be purchased or sold throughout the trading day based upon their market price. This characteristic of an ETF is a risk separate and distinct from the risk that its net asset value (“NAV”) will decrease.

Shares of other ETFs and exchange-traded notes (“ETNs”) may also be purchased by the Funds. An ETF is an investment company registered under the 1940 Act that often holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission (“SEC”) Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV. An ETN is a structured debt security that represents an unsecured general obligation of the issuer.

To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

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Limitations on Investing in Other Investment Companies. Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of such fund’s total assets would be invested in investment companies. Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits. The Equity Fund and the Mid-Cap Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Funds may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as the Funds (and all of their affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC. If a Fund seeks to redeem shares of an ETF or investment company purchased in reliance on Section 12(d)(1)(F), the ETF is not obligated to redeem an amount exceeding 1% of the ETF’s outstanding shares during a period of less than 30 days.

Description of Money Market Instruments. Money market instruments may include shares of money market funds, U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds’ custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

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Commodity Exchange Act Regulation. The Funds have claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation under the CEA. A fund claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation. On an annual basis, the Funds are required to reaffirm their eligibility to continue to claim the exclusion. If a Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC. A Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements. In August 2013, the CFTC issued a rule (“Harmonization Rule”) that harmonizes certain of the CFTC’s compliance obligations with those of the SEC in order to facilitate compliance with both regulatory regimes. Under the Harmonization Rule, a registered investment company may elect to comply with certain CFTC obligations by agreeing to comply with certain SEC disclosure, reporting and recordkeeping requirements.

Forward Commitment and When-Issued Securities. The Alabama Tax Free Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will not accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

Borrowing. Each Fund may borrow up to one-third of its total assets, including the amount of such borrowing, for extraordinary or emergency purposes or to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on NAV will be exaggerated. If, while such borrowing is in effect, the value of a Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing.

Short Sales Against the Box. Each Fund may make short sales “against the box.” In a short sale, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. When a Fund engages in a short sale "against the box," the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. The Funds may make a short sale against the box as a hedging technique, when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund, or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. While each Fund has reserved the right to make short sales “against the box,” the Adviser has no present intention of engaging in such transactions for the Alabama Tax Free Fund during the coming year.

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Portfolio Turnover. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

Cybersecurity Risk. The Funds and their service providers may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Funds, the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the ability to calculate the Funds’ share price, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issues or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investment in such companies to lose value. There is no guarantee that efforts designed to reduce the risks associated with cyber security will succeed, especially since the Funds do not directly control the cyber security systems of issuers or third-party service providers.

MUNICIPAL OBLIGATIONS

Description of Municipal Obligations. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately‑operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

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The two principal classifications of Municipal Obligation bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer’s legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short‑term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1.            Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2.            Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3.            Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long‑term bond financing can be arranged. In most cases, the long‑term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short‑term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long‑term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including supply and demand, liquidity and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

Factors Affecting Alabama Municipal Obligations. The following information regarding certain economic, financial and legal matters pertaining to Alabama is drawn primarily from official statements relating to securities offerings of Alabama and other publicly available documents, dated as of various dates prior to the date of this SAI and do not purport to be complete descriptions. Data regarding the financial condition of Alabama State government may not be relevant to Municipal Obligations issued by political subdivisions of Alabama. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations. The Trust has not independently verified this information.

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Alabama’s automotive manufacturing industry was launched in 1997 and has become the fastest growing segment of Alabama’s manufacturing economy. The state hosts three original equipment manufacturers, two major engine producers and more than 90 automotive suppliers. Development of the automotive sector provided an important life to the state’s economy at a time when long-standing textiles and apparel manufacturing industries were in decline. After ten years of expansion, Alabama’s automotive industry production dropped 40% in 2009, but has since rebounded, making Alabama the fourth highest state for automotive and light truck vehicle production. Alabama’s three original equipment manufacturers are expanding their personnel and capacity and other manufacturers have indicated plans for production. Airbus is building its first U.S. assembly plant in Mobile and is expected to employ approximately 1,000 people when it reaches full production capacity in 2018 and FreightCar America, Inc. is expanding its railcar production in northwest Alabama. Demand for vehicles is expected to stay strong and the largest percentage increases in employment within the state are likely to be in motor vehicle and transportation parts manufacturing. Transportation equipment currently accounts for nearly 40% of all of Alabama’s exports.

Among other leading manufacturing industries in Alabama have been pulp and paper and chemicals, the development and growth of which have been made possible by abundant rainfall (the mean annual average of which varies between 52 and 68 inches) and a high pulpwood growth rate (averaging approximately one-half cord per acre per year). In recent years Alabama has been one of the largest producers of timber in the nation and its wood pulp and paper industry has been naturally complemented by a growing chemical industry. Mining, oil and gas production, food processing, textiles and apparel, rubber and plastics, printing and publishing, steel, manufactured housing, machinery and service industries are also important to Alabama’s economy. Although the global steel industry continues to struggle amid oversupply and weak demand, it is expected to improve with momentum in the automotive markets and turnaround in the construction sector. However, the state’s textile mills and apparel manufacturing output is expected to decline.

In recent years, the importance of service industries to Alabama’s economy has increased significantly. The major service industries in Alabama are the general health care industries, most notably represented by the University of Alabama medical complex in Birmingham and the high technology research and development industries concentrated in the Huntsville area. The state’s focus on growing the bioscience industry has resulted in additional jobs and higher wages. Bioscience industry jobs in Alabama had an annual wage of $65,727 in 2012 compared to the $41,074 average wage for all other private sector industries. Service employers will continue to be among the state’s economic drivers in 2015 and include industries such as tourism, healthcare and biotechnology.

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While Alabama entered the 2008-2009 recession later than the nation, the decline has been steeper and the return to job growth is coming more slowly. Significant slowdowns in consumer and business spending, tight lending conditions and weakness in both commercial and residential real estate markets have dampened the state’s growth. Although inflation-adjusted Alabama gross domestic product is expected to increase by approximately 2.3% in 2015, the concentration of job gains in sectors of the economy that pay relatively low wages and/or hire temporary or part-time workers will likely contribute to subdued growth in income tax collections and relatively weak consumer demand. State tax revenues for fiscal 2014 were up 1.3% from the previous fiscal year. Alabama’s total tax revenues increased by 1.3% in fiscal 2014 as individual income tax receipts fell a slight 0.04% while corporate income taxes increased by 4.2%. At the same time, appropriations to the Alabama Education Trust Fund, which is primarily funded from income and sales taxes, increased 2.1% while appropriations to the state’s General Fund (directed toward non-education related spending) were up 1%.

In November 2011, Jefferson County Alabama (which contains Birmingham) filed for bankruptcy court protection, having over $5 billion in total indebtedness, making it, at the time, the largest municipal bankruptcy in U.S. history. The county’s debt escalated in the mid 2000’s when corrupt bond issuance deals to upgrade its sewer system fueled multibillion dollar debt and led to 22 convictions of bribery and fraud. The county negotiated privately with many of its creditors and $1.4 billion of debt was forgiven by its creditors. The county emerged from bankruptcy in December 2013 and issued $1.8 billion of new sewer warrants to refinance approximately $3 billion in sewer debt. The sewer warrants will mature in 40 years and Jefferson County is expected to pay approximately $14.7 billion on sewer debt service, operations and system maintenance over the 40 year life of the debt. Although Jefferson County’s plan of adjustment was approved by the U.S. Bankruptcy Court, the court retained exclusive jurisdiction over numerous aspects of the plan, including implementation or enforcement of the approved sewer rate structure, issuance of the new sewer warrants under the new sewer warrant indenture and other elements of the plan. The county emerged from bankruptcy a year earlier than predicted at a cost of approximately $30 million in legal and consulting fees. It is projected that the county will not have enough money to fund the sewer system by 2024, even after the annual sewer rate increases.

Industrial Revenue Bonds. The Alabama Tax Free Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi‑family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Alabama (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend upon the cash flow from the underlying mortgages for their repayment, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part on scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi‑family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

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Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long‑term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital’s gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Alabama Tax Free Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

Variable Rate Securities. The Alabama Tax Free Fund may invest in Municipal Obligations that bear interest at rates that are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

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Put Bonds. The Alabama Tax Free Fund may invest in Municipal Obligations (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

Zero Coupon Bonds. Municipal Obligations in which the Alabama Tax Free Fund may invest include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations that are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

Municipal Lease Obligations. The Alabama Tax Free Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, “lease obligations”). A lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for the payments due under the lease obligation. Certain lease obligations contain “non‑appropriation” clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although “non‑appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain “non‑appropriation” clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with guidelines established under the supervision of the Board of Trustees and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

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The Board of Trustees is responsible for supervising the determination of the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that individual analysts give different weightings to the various factors involved in credit analysis, and the quality of fixed-income securities in which the Funds may invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Description of Moody’s Investors Service, Inc.’s Bond Ratings:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Standard & Poor’s Ratings Services’ Definitions:

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

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A:
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic condi-tions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Fitch Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. The relationship between issuer scale and obligation scale assumes a historical average recovery of between 30% - 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating.

AAA: Highest credit quality
‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality	AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality
A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality
‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added the “AAA obligation rating category.

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Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Adviser believes that the yields from the lower rated securities purchased by the Funds will more than compensate for any additional risk. During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Under such conditions, valuation of the securities at fair value becomes more difficult and judgment plays a greater role. Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the out-stand-ing voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund’s outstanding shares repre-sented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, each Fund may not:

(1)	Engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

(2)
Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(3)
Purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Funds. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;

(4)
Purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(5)
Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies;

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(6)
Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

Under these fundamental limitations, each of the Equity Fund and the Mid-Cap Fund may not:

(1)
Invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the limitation.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. John P. Ackerly, IV and John T. Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (“Interested Trustees”).

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) and Directorships of Various Companies During Past 5 Years	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:
John P. Ackerly, IV One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Senior Vice President, Director and member of the Executive Committee of Davenport & Company LLC	11
John T. Bruce 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1953	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.	11

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Independent Trustees:
Robert S. Harris, Ph. D. 100 Darden Boulevard Charlottesville, Virginia 22903 Year of Birth: 1949	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; consultant to corporations and government agencies	11
George K. Jennison 5101 Stratford Crescent Richmond, Virginia 23226 Year of Birth: 1957	Since January 2015	Trustee	President of Oyster Consulting (a management consultant firm to the financial services industry). From 2009 until 2012, he was a Senior Managing Director for Wachovia Securities (now known as Wells Fargo Advisors).	11
Harris V. Morrissette 100 Jacintoport Boulevard Saraland, Alabama 36571 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc. and Dixie Lily Foods; Director of International Shipholding Corporation (cargo transportation); Director of Trustmark National Bank (bank holding company); Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012	11
Elizabeth W. Robertson 305 Marston Lane Richmond, Virginia 23221 Year of Birth: 1953	Since February 2014	Trustee	Chief Financial Officer for Monument Restaurants LLC (restaurant franchisees) since 2011. Trustee of TowneBank Foundation and Community Board since 2015. Director of Franklin Financial Corporation and Franklin Federal Savings Bank from 1996 until 2014. She was previously a Senior Manager at KPMG (accounting firm).	11

Executive Officers:
Margaret H. Alves 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1972	Since February 2006	Compliance Officer of The Government Street Funds	Chief Compliance Officer and Secretary of Leavell Investment Management, Inc.
Tina H. Bloom 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1968	Since August 2006	Chief Compliance Officer and Secretary	Director of Fund Administration of Ultimus Fund Solutions, LLC (the Trust’s administrator);Vice President of Ultimus Fund Distributors, LLC (the Trust’s principal underwriter)
Charles M. Caravati, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1965	Since January 1996	President of The Jamestown Equity Fund; Vice President of The Jamestown Tax Exempt Virginia Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.

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Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since November 2000	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
John H. Hanna, IV 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1955	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Vice President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Timothy S. Healey 2712 18th Place South Birmingham, Alabama 35209 Year of Birth: 1953	Since January 1995	Vice President of The Government Street Funds	Executive Vice President, Chief Investment Officer and Director of Leavell Investment Management, Inc.
Mary S. Hope 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1963	Since August 2008	Vice President of The Government Street Funds	Vice President and Portfolio Manager of Leavell Investment Management, Inc.
Joseph A. Jennings, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23219 Year of Birth: 1962	Since June 2005	President of The Jamestown Tax Exempt Virginia Fund	Portfolio Manager of Lowe, Brockenbrough & Company, Inc.
Thomas W. Leavell 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1943	Since February 2004	President of The Government Street Funds	Director of Leavell Investment Management, Inc.; President and Chief Executive Officer of Leavell Investment Management, Inc. until January 2014.
David J. Marshall 800 Main Street Lynchburg Virginia 24504 Year of Birth: 1956	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Secretary, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Denise C. Peters One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1956	Since February 2007	Compliance Officer of The Davenport Funds	First Vice President and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC
R. Gregory Porter, III 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1941	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc.
Page T. Reece 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1957	Since September 2004	Compliance Officer of The Jamestown Funds	Chief Compliance Officer and Director of Operations of Lowe, Brockenbrough & Company, Inc.
Teresa L. Sanderson 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1963	Since September 2004	Compliance Officer of the Flippin, Bruce & Porter Funds	Chief Compliance Officer and a Principal of Flippin, Bruce & Porter, Inc.

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Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since November 2000	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
George L. Smith, III One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1976	Since February 2011	Vice President of The Davenport Funds	Senior Vice President of Davenport & Company LLC
Lawrence B. Whitlock, Jr. 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1948	Since February 2002	Vice President of The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2014.

Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee	Aggregate Dollar Range of Shares of All Funds In Trust Overseen by Trustee
John Ackerly, IV	None	Over $100,000
John T. Bruce	None	Over $100,000
Independent Trustees:
Robert S. Harris	Equity Fund: $1 – $10,000	$10,001- $50,000
George K. Jennison	None	None
Harris V. Morrissette	Equity Fund: Over $100,000 Mid-Cap Fund: $50,001 - $100,000 Alabama Tax Free Fund: Over $100,000	Over $100,000
Elizabeth W. Robertson	None	Over $100,000

As of July 2, 2015, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of each Fund.

Trustee Compensation. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer (“CCO”) regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Effective July 1, 2014, each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust (“Independent Trustee”) receives from the Trust an annual retainer of $12,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for in-person meetings attended by the Chairman of the Board); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The same compensation structure was in effect prior to July 1, 2014 except the annual retainer was $10,000. The fees are split equally among all of the funds in the Trust.

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The following table provides compensation amounts paid to the Independent Trustees during the fiscal year ended March 31, 2015:

Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust
Robert S. Harris	$ 7,602	None	None	$ 28,500
George K. Jennison*	1,625	None	None	6,500
J. Finley Lee, Jr.**	7,341	None	None	27,500
Richard L. Morrill***	1,773	None	None	6,500
Harris V. Morrissette	6,807	None	None	25,500
Elizabeth W. Robertson	7,205	None	None	27,000

*	Appointed to the Board as of January 1, 2015
**	Retired from the Board on June 30, 2015
***	Retired from the Board on June 30, 2014

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of six Trustees, four of whom are Independent Trustees. The Board is responsible for the oversight of eleven series, or funds, of the Trust. In addition to the Funds, the Trust consists of the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunity Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; and The Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund and Davenport Small Cap Focus Fund, which are managed by Davenport & Company LLC of Richmond, Virginia. The Board has engaged these investment advisers to oversee the management of the funds on a day-to-day basis. The Board is responsible for overseeing the investment advisers and the Trust’s other service providers in the operations of the funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any representatives of management. The Board has established three standing committees and may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Dr. Robert S. Harris. As Chairman, Dr. Harris has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various investment advisers. The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Harris as Chairman, is appropriate and in the best interests of the Trust, given the specific characteristics of the Trust. These characteristics include having a structure consisting of four distinct fund complexes, each having its own investment adviser and compliance officer at the fund complex level. The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

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Board Committees. The Board has established an Audit Committee, a Governance, Nomination and Compensation Committee and a Qualified Legal Compliance Committee. The Board of Trustees has determined that its committees help ensure that the funds have effective and independent governance and oversight. The members of each Committee are the four Independent Trustees: Robert S. Harris, George K. Jennison, Jr., Harris V. Morrissette and Elizabeth W. Robertson. Elizabeth W. Robertson serves as the Chair of the Audit Committee and Harris B. Morrissette serves as Chairman of the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee. The Chairmanship of each Committee is rotated periodically. Each Committee Chairman has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he or she serves as Chairman. Each Committee Chairman facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

Audit Committee
The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers. The Audit Committee met four times during the fiscal year ended March 31, 2015.

Governance, Nomination and Compensation Committee
The Governance, Nomination and Compensation Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the Trust’s CCO and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; and (vi) evaluating the performance of the Board of Trustees. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee. The Governance, Nomination and Compensation Committee met four times during the fiscal year ended March 31, 2015.

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Qualified Legal Compliance Committee
The Qualified Legal Compliance Committee is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2015 because no such reports were made during that period.

Qualifications of the Trustees. The Governance, Nomination and Compensation Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust. In addition, the Trustees are subject to periodic evaluation for their continued service on the Board. On a staggered three-year basis, members of the Governance, Nomination and Compensation Committee review the qualifications of each Trustee, evaluate his or her contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board. The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board. The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

Mr. John Ackerly, IV
Mr. John Ackerly, IV is a Director, Senior Vice President and a member of the Executive Committee of Davenport & Company, the investment adviser to the Davenport Funds. Prior to joining Davenport & Company in 1994, he worked as a portfolio manager for Central Fidelity Bank. Mr. Ackerly is a member of the Executive Committee for Davenport & Company and also serves on the Board of Directors. He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts. Mr. Ackerly earned an undergraduate degree from the University of Virginia and earned an M.B.A degree from Virginia Commonwealth University. He is a Chartered Financial Analyst and has over 25 years of experience in the investment management profession. He has served as a Trustee since 2012. The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his past service and experience as a Trustee, his professional investment and business experience and his academic background.

Mr. John T. Bruce
Mr. John T. Bruce is a founding partner and the President of Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds. From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc. Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has 37 years of experience in the investment management profession. He has served as a Trustee since 1988. The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

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Dr. Robert S. Harris
Dr. Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean. Dr. Harris teaches courses in financial management and policies and valuation in financial markets. His research has focused on corporate finance, financial market analysis and mergers and acquisitions. He has been widely published in leading academic and practitioner journals and has authored financial textbooks. Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies. He previously served as Chief Learning Officer and Vice President of United Technologies Corporation. Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University. He has served as a Trustee of the Trust since 2007. The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.

Mr. George K. Jennison
Mr. Jennison has over 30 years experience managing trading and execution platforms and integrating capital markets services into retail brokerage and clearing firm sales channels. He is currently President of Oyster Consulting (a provider of audit, compliance, financial, operations, technology, trading and strategic management consulting to financial services firms). Mr. Jennison began his career as a NASDAQ trader at Robinson-Humphrey Company where specialized in bank stocks and convertible securities. Later, he served as a Senior Vice President at Shearson Lehman where he was responsible for managing the Financial Institutions NASDAQ Group and then became the Managing Director, Head of NASDAQ Trading at Wheat First Securities. From 2009 until 2012, he was Senior Managing Director, head of the Equity Services Group at Wachovia Securities, where he was responsible for managing the equity trading platform for the firm’s retail brokerage, clearing and managed accounts. Mr. Jennison has served on a number of investment industry committees as well as commitment committees for several foundations and investment firms. He earned his B.A. degree in Economics and Management Services from Duke University and attended the Executive Program at the University of Virginia Darden School of Business. He has served as a Trustee of the Trust since 2015. The Board has concluded that Mr. Jennison is suitable to serve as a Trustee because of his professional investment and business experience, leadership positions and academic background.

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Mr. Harris V. Morrissette
Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses. He serves as a director of International Shipholding Corporation (cargo transportation) and Trustmark National Bank (a bank holding company), and as a board member of White-Spunner Construction, Inc. He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008 and chairman of Azalea Aviation, Inc. (airplane fueling) until 2012. He is a board member of a number of not-for-profit organizations, among them the Business Council of Alabama and the Economic Development Partnership of Alabama. Mr. Morrissette holds a B.S. degree from The University of Alabama. He has served as a Trustee of the Trust since 1993. The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.

Ms. Elizabeth W. Robertson
Ms. Robertson serves as Chief Financial Officer of Monument Restaurants LLC (restaurant franchisees) and has been employed by Monument Restaurants since 2011. She previously served as Chief Financial Officer for Virginia Resources Authority (municipal bond authority) and a Senior Manager at KPMG (public accounting firm) where she specialized in audit and SEC reporting services for financial institutions. Ms. Robertson has served as a Trustee of TowneBank Foundation and Community Board since 2015 and was a director of Franklin Financial Corporation and Franklin Federal Savings Bank from 1996 until 2014.. She previously performed accounting and tax services for small businesses and individuals on a part-time basis and is a board member of a number of not-for-profit organizations, among them, the Richmond Ballet and the St. Andrew’s School Foundation. She holds a B.S. degree from the University of Virginia McIntire School of Commerce and earned her Certified Public Accountant designation in 1975. The Board has concluded that Ms. Robertson is suitable to serve as a Trustee because of her business experience and expertise in accounting matters and her leadership positions and service on other boards.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk. The Trust, the investment advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the various committees. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board of Trustees requires management of the investment advisers and the Trust, including the Trust’s CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the committees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the Trust’s CCO outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Trust’s CCO is supported by four compliance officers, each of whom serve at the fund complex level. The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the funds’ securities. In addition, in its annual review of the funds’ advisory agreements, the Board reviews information provided by the investment advisers relating to their operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

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Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

INVESTMENT ADVISER

Leavell Investment Management, Inc. (the “Adviser”) supervises each Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus. Each Fund’s Advisory Agreement is effective for an initial two year period and subject to annual approval thereafter by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities, pro-vided such continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund’s average daily net assets, is at the following annual rates: 0.60%; on the first $100 million, and 0.50% on assets over $100 million. For the fiscal years ended March 31, 2015, 2014 and 2013, the Equity Fund paid the Adviser advisory fees of $565,636, $528,710 and $445,602, respectively.

Compensation of the Adviser with respect to the Mid-Cap Fund is at the annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal years ended March 31, 2015, 2014 and 2013, the Mid-Cap Fund paid the Adviser advisory fees of $384,824, $378,612 and $301,556, respectively.

Compensation of the Adviser with respect to the Alabama Tax Free Fund, based upon the Fund’s average daily net assets, is at the following annual rates: 0.35% on the first $100 million; and 0.25% on assets over $100 million. For the fiscal years ended March 31, 2015, 2014 and 2013, the Alabama Tax Free Fund paid the Adviser advisory fees of $64,650 (which was net of voluntary fee waivers of $43,491), $80,402 (which was net of voluntary fee waivers of $34,870) and $64,208, (which was net of voluntary fee waivers of $31,299), respectively.

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The Adviser was organized as an Alabama corporation in 1979. The Adviser is 100% owned by its employees, none of whom own in excess of 25% of the Adviser. No single person or organization is deemed to control the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be pur-chased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all secur-ities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing the Funds’ shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Adviser, not the Funds, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

Portfolio Managers

Other Accounts Managed (as of March 31, 2015)

The Portfolio Managers are also responsible for the day-to-day management of other accounts, as indicated in the following table. None of these accounts has an advisory fee based on the performance of the account. Each Portfolio Manager’s name is followed by the name of the Fund(s) for which the Portfolio Manager is responsible for providing investment advisory services.

		Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Thomas W. Leavell Government Street Equity Fund Government Street Mid-Cap Fund	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 270	$ 0 $ 0 $586,822,241	0 0 0	$ 0 $ 0 $ 0
Timothy S. Healey Alabama Tax Free Bond Fund	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 202	$ 0 $ 0 $287,202,229	0 0 0	$ 0 $ 0 $ 0
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Potential Conflicts of Interest

The investment strategy of the Funds and other accounts managed by the Portfolio Managers are similar. The Adviser, as well as the Funds, has policies and procedures designed to address conflicts in allocation of investment opportunities between a Fund and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser’s clients come first.

Compensation

The Portfolio Managers are compensated by the Adviser with a fixed salary, as well as a 401(k) matching contribution. The Adviser may also pay a discretionary bonus and/or profit sharing contribution as determined yearly by company management. Both forms of compensation (fixed and discretionary) are based upon management’s evaluation of an individual’s job performance within the context of an overall job description. Portfolio management of the Funds is just one of many components contained within a job description for a Portfolio Manager. No form of compensation, fixed or discretionary, is directly based upon the Funds’ performance or the value of the Funds’ assets.

Ownership of Fund Shares

The following table indicates, as of March 31, 2015, the dollar value of shares beneficially owned by the Portfolio Managers of the Fund or Funds for which the Portfolio Manager serves.

Name of Portfolio Manager	Dollar Value of Fund Shares Beneficially Owned
Thomas W. Leavell	The Government Street Equity Fund – $500,001 - $1,000,000 The Government Street Mid-Cap Fund - $100,001 – $500,000
Timothy S. Healey	The Government Street Mid-Cap Fund - $100,001 – $500,000 The Alabama Tax Free Bond Fund - $10,001 - $50,000
Richard E. Anthony, Jr.	The Government Street Mid-Cap Fund - None

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.

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For the performance of these services, each Fund pays the Administrator a monthly fee based upon the average value of its daily net assets, subject to a minimum monthly fee, plus a shareholder recordkeeping fee (on a per shareholder basis) for shareholder accounts in excess of 1,000. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. For the fiscal years ended March 31, 2015, 2014 and 2013, the Equity Fund paid administration fees to the Administrator of $113,079, $107,926 and $93,135, respectively; the Mid-Cap Fund paid administration fees to the Administrator of $70,083, $70,065 and $56,615, respectively; and the Alabama Tax Free Fund paid administration fees to the Administrator of $56,000, $51,175 and $44,000, respectively.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust’s CCO. For the performance of these services, the Funds pay the Administrator an annual base fee plus an asset-based fee on aggregate average net assets in excess of $100 million. In addition, the Funds reimburse the Administrator for any out-of-pocket expenses incurred for compliance services. For the fiscal years ended March 31, 2015, 2014 and 2013, the Equity Fund paid compliance service fees to the Administrator of $10,401, $10,027 and $8,409, respectively; the Mid-Cap Fund paid compliance service fees to the Administrator of $8,549, $8,472 and $7,365, respectively; and the Alabama Tax Free Fund paid compliance service fees to the Administrator of $7,684, $7,704 and $7,000, respectively.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

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OTHER SERVICE PROVIDERS

The firm of Cohen Fund Audit Services Ltd., independent registered public accounting firm, 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds’ assets is U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds’ practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds’ portfolio transactions.

The Alabama Tax Free Fund’s fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a “net” basis, which may include a dealer markup. The Equity Fund and the Mid-Cap Fund’s common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2015, 2014 and 2013, the total brokerage commissions paid by the Equity Fund were $11,151, $18,189 and $16,738, respectively. During the fiscal years ended March 31, 2015, 2014 and 2013, the total brokerage commissions paid by the Mid-Cap Fund were $4,872, $2,748 and $3,336, respectively. The higher brokerage commissions paid by the Mid-Cap Fund during the most recent fiscal year were due primarily to a higher portfolio turnover rate. No brokerage commissions were paid by the Alabama Tax Free Fund during each of the last three fiscal years.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) that is an affiliated person of the Trust, or (ii) an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recom-mendations, financial, economic, political, fundamental and technical market and interest rate data, and other statisti-cal or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in deter-mining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition.

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As of March 31, 2015, the Funds held securities issued by the parent companies of the following “regular broker-dealers” of the Trust as defined in the 1940 Act:

Fund	Regular Broker-Dealer	Type of Security	Market Value as of 3-31-2015
Equity Fund	J.P. Morgan Securities LLC	common stock	$ 1,696,240
Equity Fund	J.P. Morgan Securities LLC	ETN	$ 2,311,200
Equity Fund	Charles Schwab & Co., Inc.	ETF	$ 2,159,000
Mid Cap Fund	J.P. Morgan Securities LLC	ETN	$ 800,360
Mid Cap Fund	Charles Schwab & Co., Inc.	ETF	$ 1,943,100

Codes of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the transaction.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (on the 15th and/or last business day of the month). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

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Instructions for establishing this service are included in the Account Application or are available by calling the Funds. Payment may also be made by check payable to the designated recipient and mailed with-in 7 days of the withdrawal date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolu-tion” (or “Certification of Part-nership”) indi-cat-ing the names, titles and required number of signatures auth-orized to act on its behalf. The Application must be signed by a duly authori-zed officer(s) and the corporate seal affixed. No redemp-tion fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds.

Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in real-ized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Syste-matic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1125, or by writing to:

The Government Street Funds
Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signa-ture Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV next determined after the order is received in proper form. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until it has been confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

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Shares of the Funds generally may be sold only to U.S. citizens, U.S. residents and U.S. domestic corporations, partnerships, trusts, or estates. For purposes of this policy, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and estates must have a U.S. address of record.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods to determine NAV as described in the Prospectus.

Employees and Affiliates of the Funds. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of the securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

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Redemptions in Kind. The Funds may redeem their shares by payment in kind when circumstances exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so. In such case, the Adviser, under the supervision of the Board of Trustees and in accordance with the Trust’s procedures, may authorize payment to be made in port-folio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing NAV. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits to pay redemptions in cash, rather than in kind, to any share-holder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind. Shareholders receiving portfolio securities in a redemption in kind may incur brokerage costs when these securities are sold. It is the Adviser’s intention, at the present time, to reimburse shareholders for their brokerage costs and any other fees or losses incurred by them in selling such securities immediately upon receipt thereof. This practice will apply to all redemptions in kind affected upon a particular day; however, the Adviser may determine to discontinue this practice at any time without notice to shareholders.

NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The NAV of each Fund is determined as of the close of the regular session of trading on the Exchange (normally 4:00 p.m. Eastern time) on each “Business Day.” A Business Day means any day, Monday through Friday, except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. NAV is deter-mined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily.

FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Independent Trustees, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds’ shareholder servicing operations, fees and expenses of qualifying and registering the Funds’ shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

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General Trust expenses are allocated among the Trust’s series, or funds, which allocation may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applica-bility to each fund.

ADDITIONAL TAX INFORMATION

Taxation of the Funds. Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from option, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

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There is a remedy for failure to meet the Subchapter M diversification test if the failure was due to reasonable cause and not to willful neglect. The remedy involves certain divestiture and procedural requirements, and payment of a tax. In certain de minimis situations, no tax is due in the event of a failure to meet the diversification requirements, but the divestiture and procedural requirements apply. Similarly, in the event of a failure to meet the Subchapter M income requirements, if the failure was due to reasonable cause and not to willful neglect it can be cured by satisfaction of procedural requirements and payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of March 31, 2015, the Alabama Tax Free Fund had a short-term capital loss carryforward of $24,704 and a long-term capital loss carryforward of $38,657 for federal income tax purposes. These capital loss carryforwards are available indefinitely to offset realized capital gains in future years, thereby reducing future taxable gains distributions.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Funds’ Dividends and Distributions. Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2015, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $413,200 ($464,850 for married taxpayers, $439,000 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in such highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribu-tion paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the NAV of shares below your cost and thus in effect result in a return of a part of your investment.

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Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” shares are sold. Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered shares. In response to this federal law, the Funds chose “average cost,” which is the mutual fund industry standard, as the Funds’ default tax lot identification for all shareholders. Average cost will be the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method. You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares. Please keep in mind that the Funds are not responsible for providing you with cost basis information on shares acquired prior to January 1, 2012.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income.

With respect to the Alabama Tax Free Fund, since federal and Alabama income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to shareholders as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

Sale, Exchange or Redemption of Fund Shares. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder. In addition, any loss upon the sale of shares of the Alabama Tax Free Fund held for six months or less will be disallowed for both federal and Alabama income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Alabama, some portion of such dividends actually may have been subject to Alabama income tax.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

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GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Equity Fund and the Mid-Cap Fund are each diversified portfolios of the Trust and the Alabama Tax Free Fund is a non-diversified portfolio. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts. The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued. The Trustees are permitted to create additional series, or funds, at any time.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this SAI. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to hold annual meetings of share-holders.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

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Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Principal Executive and Senior Financial Officers that requires the Trust’s Principal Executive Officer(s), Principal Financial Officer(s) and Principal Accounting Officer(s) to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

•
Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

•
Each of the Fund’s ten largest holdings as of the end of the most recent calendar quarter is included as part of a Fund Fact Sheet which is posted at www.leavellinvestments.com. The Fact Sheet is typically posted to the website within 30 days of the end of each calendar quarter. The website is open to the general public.

•
Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to four different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the CCO of the Trust. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds.

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Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Group	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Funds or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par, market value
Provided monthly, with a 30-day lag. No formal conditions or restrictions. Lipper indicates that it will not trade based on the Funds’ portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, description, shares/par, market value
Provided monthly, with a 30-day lag. No formal conditions or restrictions. Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None
FactSet	CUSIP, description, shares/par, market value
Provided monthly, with a 30-day lag. No formal conditions or restrictions. FactSet employees are required to follow a code of business conduct and ethics that obligates them to use a reasonable degree of care to safeguard confidential information and must agree in writing to comply with this code of business conduct and ethics.
None

•
These policies relating to disclosure of the Funds’ Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds’ administrator, distributor, custodian, legal counsel, accountants, proxy service, financial printer/typesetter and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

•
In the event a Fund processes a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for the receipt of such portfolio securities.

•
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

•
The CCO of the Trust may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

•
The CCO of the Trust shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least annually, the CCO shall provide the Board of Trustees with a report as to compliance with these policies.

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Principal Shareholders. As of July 2, 2015, Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California 94105, owned of record 86.41% of the outstanding shares of the Equity Fund, 91.17% of the outstanding shares of the Mid-Cap Fund and 83.81% of the outstanding shares of the Alabama Tax Free Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control each Fund.

CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total returns of each Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of a Fund’s operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total returns of a Fund (“T”) are computed by using the redeemable value at the end of a specified period of time (“ERV”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula P (l+T)n = ERV. Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds’ past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

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The table below shows each Fund’s average annual total returns for periods ended March 31, 2015:

Equity Fund		Mid-Cap Fund		Alabama Tax Free Fund
One Year	11.87%	One Year	10.14%	One Year	1.14%
Five Years	13.00%	Five Years	13.62%	Five Years	1.77%
Ten Years	7.20%	Ten Years	9.28%	Ten Years	2.53%

In addition, each Fund may advertise other total return performance data (“Nonstandardized Return”). Nonstandardized Return shows a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]

Where:
a =       dividends and interest earned during the period
b =       expenses accrued for the period (net of reimbursements)
c =       the average daily number of shares outstanding during the period that were entitled to receive dividends
d =       the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Equity Fund, the Mid-Cap Fund, and the Alabama Tax Free Fund for the 30 days ended March 31, 2015 were 1.07%, 0.48% and 0.64%, respectively.

The tax-equivalent yield of the Alabama Tax Free Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Alabama Tax Free Fund’s tax-equivalent yield for the 30 days ended March 31, 2015, based on the highest marginal combined federal and Alabama income tax rate, was 1.13%.

The Funds’ performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Equity Fund and the Mid-Cap Fund may compare their performance to the S&P 500 Index and the S&P MidCap 400 Index, respectively, which are generally considered to be representative of the performance of unmanaged large-cap and mid-cap common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds’ past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.
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•
Lipper ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time.

•	Morningstar, Inc. rates mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Funds’ Prospectus to obtain a more complete view of the Funds’ performance before investing. Of course, when comparing the Funds’ performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc.). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser’s view of current or past market conditions or historical trends. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany this SAI whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Funds for the year ended March 31, 2015, together with the report of an independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.
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APPENDIX A

WILLIAMSBURG INVESTMENT TRUST

POLICIES AND PROCEDURES FOR VOTING PROXIES

1.            Purpose. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2.            Definitions

(a)            Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)            Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3.            Policy for Voting Proxies.

(a)            Fiduciary Considerations. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b)            Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

4.            Conflicts of Interest. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

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5.            Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6.            Non-routine Proposals.

(a)            Guidelines on Anti-takeover Issues. Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.” During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(b)            Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7.            Proxy Manager Approval. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8.            Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

9.            Report to the Board. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

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10.            Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers’ policies and procedures.

As adopted November 1, 2004
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Proxy Voting
Leavell Investment Management, Inc.

Policy

Proxy voting policies and procedures are required by Rule 275.206(4) - 6 of The Investment Advisors Act of 1940. The policy and procedures which follows were effective August 1, 2003 and supersede all previous policies. This policy and a summary of its procedures are also stated in the Firm's Disclosure Brochure: Form ADV Part 2A.

General Policy

This policy is designed to guide Leavell Investment Management, Inc., (LIM) in its fiduciary responsibility to vote proxies, where directed by the client, in a manner which best serves the ownership interest of the shareholder. In doing so, LIM believes that its focus should be primarily concerned with maximizing the value of client portfolios relative to appropriate risk controls and to the agreed upon objectives for the accounts. LIM normally votes in support of company management, but it votes against proposals which it believes to impact negatively the value of its clients’ ownership of the company’s stock. Further, it is LIM’s policy to vote against proposals which appear overly complex or which are presented in such a manner that the shareholder’s best interest is not readily attainable.

Proxy Voting Policy Regarding:

Routine Proposals:
Routine proposals are generally those which do not change the structure, bylaws, or operations of the company. These proposals are generally voted “for” with management. Examples of such items include:

●	Approval of Auditors
●	Changes of Date and Place of Annual Meeting
●	Election of Directors
●	Changes in Company Name
●	Indemnification Provision for Directors
●	Stock Splits
●	Share Repurchases

Non- Routine Proposals
Issues in this category are potentially more likely to affect the value of a shareholder’s investment. Each item in this category is reviewed on a case- by- case basis. Again, the fiduciary responsibility to vote the proxy “for” or “against” is governed by the attempt to best serve the ownership interest of the client.

●	Mergers and Acquisitions
●	Issuance of Securities to Meet Ongoing Corporate Capital Needs
●	Restructuring
●	Re- incorporation
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●	Increase in number of Directors
●	Stock Option Plans
●	Management Compensation
●	“Golden Parachutes”
●	Board Structure (Inside vs. Outside Directors)
●	Cumulative Voting
●	“Poison Pills”
●	Director Stock Ownership Requirements
●	Incentive Plans
●	Tender Offers
●	Debt Restructuring
●	Director Tenure
●	Stock Option Repricing
●	Stock Option Expensing
●	Retirement Plans
●	Social Issues

Conflicts of Interest
LIM occasionally may be subject to conflicts of interest in the voting of proxies due to business of personal relationships which it maintains with persons and/or companies having an interest in the outcome of certain votes.

If any employee of LIM at any time becomes aware of any potential or actual conflict of interest relating to a particular proxy proposal, he/she shall promptly report such conflict to the Proxy Manager or to the Compliance Officer. Conflicts of interest will be handled in various ways depending on the type and materiality. For example:

1.	Potential conflicts which fall into the “Routine Proposal” category will usually be voted “for” management’s position.
2.	In the “Non- Routine Proposal” category the potential conflict will be evaluated on a case- by- case basis. If it is the consensus of at least two reviewers that there is not a conflict, then in such event the proxy will be voted in accordance with normal voting procedures. If, however, it is determined that a conflict exists, then in such event the matter will be submitted to the client, and the proxy will be voted pursuant to the direction of the client.

Proxy Voting Records

According to guidelines provided in Rule 275.206(4)- 6 of the Investment Advisors Act of 1940:

1.	Proxy voting records will be maintained electronically by LIM for five years subsequent to the activity.
2.	Proxy records may be obtained by any client of LIM by requesting them in writing from the Compliance Officer at P.O. Box 1307, Mobile, Alabama 36633. Requests also may be processed through the e-mail address: halves@leavellinvestments.com.

Disclosure

•	Leavell Investment Management, Inc. will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Leavell Investment Management, Inc. voted a client's proxies.

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•	Leavell Investment Management, Inc.'s proxy voting practice is disclosed in the firm's advisory agreements.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)- 6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Staff Legal Bulletin No. 20 was jointly published by the SEC's Division of Investment Management and Division of Corporation Finance on June 30, 2014. The Division of Investment Management provided guidance about investment advisers' responsibilities in voting client proxies and retaining proxy advisory firms, while the Division of Corporation Finance addressed the availability and requirements of two exemptions to the federal proxy rules that are often relied upon by proxy advisory firms.

Responsibility

Andrew Grinstead has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Leavell Investment Management, Inc. has adopted procedures to implement the firm's policy and conducts reviews to monitor and ensure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Delegation of Proxy Voting Authority and Voting Obligations

•	Terms and conditions defining and/or limiting the scope of Leavell Investment Management, Inc.'s proxy voting authority and voting obligations, as agreed upon with the client, may be documented as part of the advisory agreement or in the inception file of such client(s).

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Voting Procedure

•	All employees will forward any proxy materials received on behalf of clients to Andrew Grinstead;

•	Absent material conflicts, Andrew Grinstead will determine how Leavell Investment Management, Inc. should vote the proxy in accordance with applicable voting guidelines (below), and ensure that the proxy is voted in a timely and appropriate manner;

Disclosure

•	Leavell Investment Management, Inc. will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Leavell Investment Management, Inc. voted a client's proxies;

•	Leavell Investment Management, Inc.'s disclosure summary will include a description of how clients may obtain a copy of the firm's proxy voting policies and procedures; and

•	Leavell Investment Management, Inc.'s proxy voting practice is disclosed in the firm's advisory agreement(s).

Client Requests for Information

•	all client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Chief Compliance Officer; and

•	in response to any request, the Chief Compliance Officer will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Leavell Investment Management, Inc. voted the client's proxy with respect to each proposal about which client inquired.

Voting Guidelines

Routine Proposals:

Routine proposals are generally those which do not change the structure, bylaws, or operations of the company. These proposals are generally voted “for” with management. Examples of such items include:

●	Approval of Auditors
●	Changes of Date and Place of Annual Meeting
●	Election of Directors
●	Changes in Company Name
●	Indemnification Provision for Directors
●	Stock Splits
●	Share Repurchases
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Non- Routine Proposals

Issues in this category are potentially more likely to affect the value of a shareholder’s investment. Each item in this category is reviewed on a case- by- case basis. Again, the fiduciary responsibility to vote the proxy “for” or “against” is governed by the attempt to best serve the ownership interest of the client.

●	Mergers and Acquisitions
●	Issuance of Securities to Meet Ongoing Corporate Capital Needs
●	Restructuring
●	Re- incorporation
●	Increase in number of Directors
●	Stock Option Plans
●	Management Compensation
●	“Golden Parachutes”
●	Board Structure (Inside vs. Outside Directors)
●	Cumulative Voting
●	“Poison Pills”
●	Director Stock Ownership Requirements
●	Incentive Plans
●	Tender Offers
●	Debt Restructuring
●	Director Tenure
●	Stock Option Repricing
●	Stock Option Expensing
●	Retirement Plans
●	Social Issues

Conflicts of Interest

LIM occasionally may be subject to conflicts of interest in the voting of proxies due to business or personal relationships which it maintains with persons and/or companies having an interest in the outcome of certain votes.

If any employee of LIM at any time becomes aware of any potential or actual conflict of interest relating to a particular proxy proposal, he/she shall promptly report such conflict to the Proxy Manager or to the Compliance Officer. Conflicts of interest will be handled in various ways depending on the type and materiality. For example:

1.	Potential conflicts which fall into the “Routine Proposal” category will usually be voted “for” management’s position.

2.	In the “Non- Routine Proposal” category the potential conflict will be evaluated on a case- by- case basis. If it is the consensus of at least two reviewers that there is not a conflict, then in such event the proxy will be voted in accordance with normal voting procedures. If, however, it is determined that a conflict exists, then in such event the matter will be submitted to the client, and the proxy will be voted pursuant to the direction of the client.
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Recordkeeping

Andrew Grinstead shall retain the following proxy records in accordance with the SEC's five- year retention requirement.

•	these policies and procedures and any amendments;

•	each proxy statement that Leavell Investment Management, Inc. receives;

•	a record of each vote that Leavell Investment Management, Inc. casts;

•	any document Leavell Investment Management, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to Andrew Grinstead or proxy committee, if applicable; and

•	a copy of each written request from a client for information on how Leavell Investment Management, Inc. voted such client's proxies, and a copy of any written response.
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STATEMENT OF ADDITIONAL INFORMATION

THE JAMESTOWN FUNDS

THE JAMESTOWN EQUITY FUND – Ticker: JAMEX
THE JAMESTOWN TAX EXEMPT VIRGINIA FUND – Ticker: JTEVX

Series of
WILLIAMSBURG INVESTMENT TRUST

August 1, 2015
Supplemented March 1, 2016

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	2
MUNICIPAL OBLIGATIONS	10
DESCRIPTION OF BOND RATINGS	17
INVESTMENT LIMITATIONS	20
TRUSTEES AND OFFICERS	21
INVESTMENT ADVISER	30
ADMINISTRATOR	32
DISTRIBUTOR	33
OTHER SERVICE PROVIDERS	33
PORTFOLIO SECURITIES AND BROKERAGE	33
SPECIAL SHAREHOLDER SERVICES	35
PURCHASE OF SHARES	36
REDEMPTION OF SHARES	37
NET ASSET VALUE DETERMINATION	38
FUND EXPENSES	38
ADDITIONAL TAX INFORMATION	38
GENERAL INFORMATION ABOUT THE TRUST	41
CALCULATION OF PERFORMANCE DATA	45
FINANCIAL STATEMENTS AND REPORTS	47
POLICIES AND PROCEDURES FOR VOTING PROXIES	48

This Statement of Additional Information (“SAI”) is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2015, as supplemented.  This SAI is incorporated by reference in its entirety into the Prospectus.  The Prospectus may be obtained from the Funds, at no charge, by writing to Williamsburg Investment Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-866-738-1126.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Jamestown Equity Fund (the “Equity Fund”) and The Jamestown Tax Exempt Virginia Fund (the “Tax Exempt Virginia Fund”) are two separate investment portfolios of Williamsburg Investment Trust (the “Trust”).  The Equity Fund the Tax Exempt Virginia Fund are referred to individually as a “Fund” and collectively, the “Funds.” The Funds are managed by Lowe, Brockenbrough & Co., Inc. (the “Adviser”).  All information contained herein applies to each of the Funds unless otherwise noted.

Pursuant to an Agreement and Plan of Reorganization, on July 28, 2015, the Equity Fund acquired all of the assets and known liabilities of The Jamestown Balanced Fund series of the Trust, in exchange for shares of the Equity Fund.  Shareholders of The Jamestown Balanced Fund approved the Agreement and Plan of Reorganization at a special meeting held July 17, 2015.

The investment objectives and principal strategies of the Funds are described in the Prospectus.  Supplemental information about these strategies is set forth below.  Certain capitalized terms used herein are defined in the Prospectus.

Industry/Sector Risk.  The greater a Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on the Fund’s performance.  To the extent a Fund has greater exposure to any single type of investment, the Fund’s potential for loss (or gain) will be greater than if its portfolio were invested more broadly in many types of investments.  Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of companies in the same industry may react similarly to, and move in unison with, one another.  An industry or a sector’s performance over any period of time may be quite different from that of the overall market.  Certain sectors, such as technology, financial services or energy, can be highly volatile.

	Financial Industry: Companies in the financial industry are subject to certain risks, which include: (1) the effect of changes in interest rates on their profitability; (2) the rate of corporate and consumer debt defaults; (3) price competition; (4) governmental limitations on a company’s loans, other financial commitments, product lines and other operations; and (5) recent ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry’s regulatory framework). Some financial companies have recently experienced significant losses in value and the possible recapitalization of such companies may present greater risks of loss. Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as man-made and natural disasters (including weather catastrophes), terrorism, mortality risks and morbidity rates.

	Technology Industry: Companies in the technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

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	Consumer Discretionary Industry: Companies in the consumer discretionary sector could be affected by, among other things, overall economic conditions, interest rates, consumer confidence, and disposable income.

	Energy Industry. Companies in the energy industry, such as coal, natural gas and crude oil, may have distinctly higher volatility than other types of securities, due in part their physical properties which can affect the available supply and the real time pricing of these commodities Factors unique to energy stocks include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand and may be susceptible to international political and economic developments and the success of exploration projects.

	Utility Stocks. The performance of utility stocks is expected to reflect conditions affecting the utilities industry, which is sensitive to factors such as interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services and the risk associated with construction and operating certain types of facilities. Telecommunication companies and products may be highly dependent on innovations and expansion of existing technologies, such as internet communications, as well as intense pricing competition and industry consolidation.

	Real Estate Investment Trusts (“REITs”). While the Funds will not invest in real estate directly, they may be subject to risks similar to those associated with real estate investments because of their ability to purchase securities of companies in the real estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. Such REITs are subject to management skills and the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence and appeal of properties to tenants. Other REITs that operate as property leasing companies for a particular industry, such as the wireless network or timber industry, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from the Investment Company Act of 1940 (the “1940 Act”). To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by a Fund, there will be a layering of fees, which would increase expenses.

3

	Commodities. The performance of securities that are linked to the price of an underlying commodity depends to a great extent on the performance of the commodity in which they invest and involve the risks and pricing characteristics similar to direct investments in that commodity. Investments in energy-related industries may be affected by changes in supply and demand and government regulations. Precious metals such as gold, silver, platinum and palladium, have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries Other types of commodities may be subject to certain risks, including regulatory, economic, environmental and political developments, weather events, natural disasters and market disruptions.

Foreign Securities.  The Equity Fund may invest in foreign securities if the Adviser believes such investment would be consistent with the Fund’s investment objective. Because of the inherent risk of foreign securities over domestic issues, the Fund will not invest in foreign investments except those traded domestically as American Depositary Receipts (“ADRs”).  ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus.  Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities.  Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers.  Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments.  There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws.  Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values.  The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated.  Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (“EU”) and European Economic and Monetary Union, which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability.

4

Warrants and Rights.  Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time.  Prices of warrants do not necessarily move in concert with the prices of the underlying securities.  Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. Government Securities.  The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein.  U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or the Funds’ shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages.  Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency.  Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields.  To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

In August 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises.  In explaining the downgrade, Standard & Poor’s cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. In June 2013, Standard & Poor’s affirmed its AA+ long-term credit rating on the U.S. and revised its rating outlook to stable from negative to indicate its current view that the likelihood of a near-term downgrade of the rating is less than one in three.  It is possible that the rating outlook could be revised downward if economic, fiscal and/or political circumstances change in the U.S. Such a credit event may result in higher interest rates and adversely impact the U.S. economy and financial markets.

5

Repurchase Agreements.  The Funds may acquire U.S. Government Securities subject to repurchase agreements.  A repurchase transaction occurs when, at the time a Fund purchases a security, it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer).  The Fund  must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.”  The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase.  The Funds’ risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date.  In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the security are less than the resale price provided in the repurchase agreement.  These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly.  Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement.  Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the 1940 Act.  The return on such “collateral” may be more or less than that from the repurchase agreement.  The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon.  All Repurchase Securities will be held by the Funds’ custodian either directly or through a securities depository.  Each Fund will not enter into a repurchase agreement that will cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Variable and Floating Rate Securities.  The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index.  Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate.  Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Liquidity Risk for Fixed Income Securities. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing a Fund’s ability to sell such securities.

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Shares of Other Investment Companies.  Each Fund may invest in shares of other investment companies.  Each Fund will not purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions.  With respect to the Equity Fund, such other investment companies may include Standard & Poor’s Depository Receipts (“SPDRs”) and shares of the DIAMONDS Trust (“DIAMONDs”). SPDRs are exchange-traded securities that represent ownership of the SPDR Trust, a long-term unit investment trust that has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor’s Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust.  DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. Unlike traditional mutual funds, SPDRs and DIAMONDs are traded like a stock on a securities exchange and may be purchased or sold throughout the trading day based upon their market price. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that the net asset value (“NAV”) will decrease.

Shares of other exchange-traded funds (“ETFs”) may also be purchased by the Funds.  An ETF is an investment company registered under the 1940 Act that often holds a portfolio of securities designed to track the performance of a particular index.  ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.  Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission (“SEC”) Order, in which case they will not be subject to any such investment limitation.  Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV.

To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies.  These costs include management, brokerage, shareholder servicing and other operational expenses.  Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

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Limitations on Investing in Other Investment Companies. Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii)  such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii)  more than 10% of such fund’s total assets would be invested in investment companies.  Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations.  The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits.  The Equity Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders.  In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Fund may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as the Fund (and all of their affiliated persons, including the Adviser) does not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC.  If the Equity Fund seeks to redeem shares of an ETF or investment company purchased in reliance on Section 12(d)(1)(F), the ETF is not obligated to redeem an amount exceeding 1% of the ETF’s outstanding shares during a period of less than 30 days.

Description of Money Market Instruments.  Money market instruments may include shares of money market funds, U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds.  Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”).  Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Funds acquire a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due.  The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank.  CDs acquired by the Funds would generally be in amounts of $100,000 or more.  Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds’ custodian, acting as administrator thereof.  The Adviser will monitor, on a continuous basis, the earnings power , cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

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Forward Commitment and When-Issued Securities.  The Tax Exempt Virginia Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate.  In such a case, the Fund could incur a short-term gain or loss.

Borrowing.  Each Fund may borrow up to one-third of its total assets, including the amount of such borrowing, for extraordinary or emergency purposes or to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on NAV will be exaggerated.  If, while such borrowing is in effect, the value of a Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so.  The Funds would incur interest and other transaction costs in connection with such borrowings.

Commodity Exchange Act Regulation.  The Funds have claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation under the CEA.  A Fund claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation.  On an annual basis, the Funds are required to reaffirm their eligibility to continue to claim the exclusion.  If a Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC.  A Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements. In August 2013, the CFTC issued a rule (“Harmonization Rule”) that harmonizes certain of the CFTC’s compliance obligations with those of the SEC in order to facilitate compliance with both regulatory regimes.  Under the Harmonization Rule, a registered investment company may elect to comply with certain CFTC obligations by agreeing to comply with certain SEC disclosure, reporting and recordkeeping requirements.

Portfolio Turnover.  Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate.  By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund.  Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year.  The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

Cybersecurity Risk. The Funds and their service providers may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Funds, the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate the Funds’ share price, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issues or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investment in such companies to lose value.  There is no guarantee that efforts designed to reduce the risks associated with cyber security will succeed, especially since the Funds do not directly control the cyber security systems of issuers or third-party service providers.

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MUNICIPAL OBLIGATIONS

Description of Municipal Obligations.  Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state).  Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities.  In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately‑operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity.  Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax.  Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are “general obligation” and “revenue” bonds.  General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest.  The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer’s legislative body.  The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer.  Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.  Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

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Municipal Obligation notes generally are used to provide for short‑term capital needs and generally have maturities of one year or less.  Municipal Obligation notes include:

1.            Tax Anticipation Notes.  Tax Anticipation Notes are issued to finance working capital needs of municipalities.  Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2.            Revenue Anticipation Notes.  Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3.            Bond Anticipation Notes.  Bond Anticipation Notes are issued to provide interim financing until long‑term bond financing can be arranged. In most cases, the long‑term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short‑term, unsecured, negotiable promissory notes.  These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long‑term debt.  In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand, liquidity and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

Factors Affecting Virginia Municipal Obligations.  The following information regarding certain economic, financial and legal matters pertaining to Virginia is drawn primarily from official statements relating to securities offerings of Virginia and other publicly available documents, dated as of various dates prior to the date of this SAI, and does not purport to be complete descriptions.  Data regarding the financial condition of the Commonwealth of Virginia may not be relevant to Municipal Obligations issued by political subdivisions of Virginia.  Moreover, the general economic conditions discussed may or may not affect issuers of the obligations.  The Trust has not independently verified this information.

The Constitution of Virginia limits the ability of the Commonwealth to create debt and requires a balanced budget.  General obligations of cities, towns and counties in Virginia are payable from the general revenues of the entity issuing such obligations, including ad valorem tax revenues on property within the jurisdiction.  The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce.  Under the Code of Virginia, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor.  If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest.  The Commonwealth, however, has no obligation to provide any additional funds necessary to pay such principal and interest and is prohibited from issuing general obligation bonds for operating purposes.

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The economy of Virginia is broadly-based and encompasses the service, wholesale and retail trade, government and manufacturing sectors.  Virginia’s economy is reliant upon its well-educated workforce, proximity to the nation’s capital, importance as a defense contractor, the positive role of the deepwater port at Hampton Roads and its strategic location on the eastern seaboard.  Virginia also has significant concentrations of high-technology employers, predominately in the Northern Virginia area.  With Northern Virginia, considered a part of the Washington, D.C. metropolitan area, and Hampton Roads, which has the nation’s largest concentration of military installations, the federal government has a strong economic impact on Virginia’s economy.  Virginia is affected by changes in levels of federal funding and support for certain industries as well as federal spending cutbacks, as approximately 20% of all jobs in Virginia are dependent on military spending.  In response to the federal budget uncertainties, the Commonwealth deposited $30 million into the newly created Federal Action Contingency Trust Fund and has identified an additional $22.5 million to assist in mitigating the potential effect of federal budget uncertainties on Virginia’s economy.  In addition, the Governor instructed Cabinet Secretaries to prepare and submit plans for 4% reductions in General Fund spending for fiscal years 2015 and 2016.  While the Hampton Roads economy lags behind many of the other Virginia metros in job growth because of its large dependence on federal defense spending, the region continues to show signs of improved growth, mostly from the private sector.  Although the retail, hospitality and construction sectors have added jobs in the Hampton Roads region, their wages do not compensate for the loss of high-paying government, scientific, and technical jobs.

During the 2014 fiscal year, the Commonwealth continued the slow recovery that began in 2011 from the recession of 2008-2010.  While Virginia’s recovery has generally fared better than the nation, its recovery tapered off in 2014, due to a slowdown in employment and personal income indicators.   The Commonwealth’s jobs growth rate of 0.3% in 2014 was below the national rate of 1.7%.  The progress of economic recovery is mixed around the state: six of the Commonwealth’s metro areas have expanded beyond pre-recession employment levels, but four metros continue in the “recovery” phase.  Although Virginia’s unemployment rate of 5.2% in 2014 was lower than the national average of 6.8%, its unemployment ranking has declined over the past year.   Virginia ranked twenty-first in employment among all states in April 2015 down from fifteenth in April 2014. Therefore, the positive outlook shown in fiscal year 2013 has been replaced with moderate concern.

Fiscal year 2014 General Fund revenues were 1.5% or $260.3 million higher than the revenues from fiscal year 2013.  This revenue change results from increases primarily attributable to individual and fiduciary income taxes, interest, dividends, rents and other investment income and premiums of insurance companies and taxes.  Offsets to General Fund revenues in fiscal 2014 were primarily attributable to deeds, contracts, will and suit taxes, expenditure recoveries from prior years and tobacco master settlement revenue.  Fiscal year expenditures in 2014 increased by 2.8% when compared to fiscal year  2013, primarily from increases in education, individual and family services and administration of justice expenditures.  During fiscal 2014, the two General Fund revenue sources most closely tied to current economic activity- individual income taxes and retail sales taxes, experienced a reduction when compared to 2013 collections.  These declines were due, in part, to declines in federal contractors and the restraint Virginia consumers have demonstrated in response to the federal government cutbacks.

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Virginia completed its June 30, 2014 fiscal year with a combined ending fund balance of $3.9 billion, a decrease of $275.7 million from the prior year.  The Commonwealth’s debt rose to $37.6 billion during the 2014 fiscal year, an increase of $383.7 million or 1.0%. The Commonwealth continues to take a conservative approach to financial operations, which include periodic revenue forecast updates and careful attention to the level of its debt obligations.  As of March 31, 2015, the Commonwealth had a Standard & Poor’s rating of AAA, a Moody’s rating of Aaa, and a Fitch rating of AAA on its general obligation bonds. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.  Further, the credit of the Commonwealth is not material to the ability of political subdivisions and private entities to make payments on the obligations described below.

Revenue bonds issued by Virginia political subdivisions include (1) revenue bonds payable exclusively from revenue producing governmental enterprises and (2) industrial revenue bonds, college and hospital revenue bonds and other “private activity bonds” which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes.  State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so.  The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of Virginia.

Lease obligations issued by Virginia are customarily subject to “non-appropriation” clauses which allow the municipality, or other public entity, to terminate its lease obligations if moneys to make the lease payments are not appropriated for that purpose.  Legal principles may restrict the enforcement of lease financing provisions limiting the municipal issuer’s ability to utilize property similar to that leased in the event debt service is not appropriated.

Chapter 9 of the United States Bankruptcy Code, which applies to bankruptcies by political subdivisions, limits the filing under that chapter to political subdivisions that have been specifically authorized to do so under applicable state law.  The Trust is not aware of any statute in Virginia that gives any such authorization to political subdivisions in Virginia.  Bonds payable exclusively by private entities may be subject to the provisions of the United States Bankruptcy Code other than Chapter 9.

Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on Commonwealth and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

With respect to Virginia Municipal Obligations that are backed by a letter of credit issued by a foreign or domestic bank, the ultimate source of payment is the bank.  Investment in foreign banks may involve risks not present in domestic investments.  These include the fact that the foreign bank may be subject to different, and in some cases less comprehensive, regulatory, accounting, financial reporting and disclosure standards than domestic banks.

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When Virginia Municipal Obligations are insured by a municipal bond insurer, there are certain risks that the bond insurance policy typically does not cover.  For example, some insurance policies do not insure against loss resulting from:  (1) a pre-payment premium; (2) an optional or mandatory redemption (other than sinking fund redemptions); (3) an accelerated payment; (4) a payment of the purchase price of Virginia Municipal Obligations upon tender thereof; and (5) a preference.  Certain municipal bond insurers may not insure against nonpayment of principal of or interest on Virginia Municipal Obligations resulting from the insolvency, negligence or any other act or omission of a paying agent for Virginia Municipal Obligations.  Also, the capitalization of the various municipal bond insurers is not uniform.  If an insurer of Virginia Municipal Obligations must make payments pursuant to its bond insurance policy, such payments could be limited by, among other things, such companies’ capitalization and insurance regulatory authorities.

A negative factor affecting the municipal bond market is lingering uncertainty regarding monoline insurers that guarantee the timely repayment of bond principal and interest if an issuer were to default.  Insured municipal bonds, which constitute about half of the $2.5 trillion municipal bond market, were favored by investors for their AAA credit ratings that enhanced both creditworthiness and liquidity of insured bonds.  Since late 2007, certain monoline insurers have come under substantial pressure due to their exposure to structured financial products including significant subprime mortgage risk.  Recent downgrades to credit ratings of many monoline insurance companies could compromise the related guarantees that they provide to a large portion of the municipal market.  These ratings cuts have led to credit ratings downgrades of the bonds they insure.  Investors may assess insured bonds based on the credit risk of the underlying issuer of the bonds, giving little to no value to the bond insurance.  The market price and liquidity of certain insured bonds may be negatively affected.  The municipal bond market faced dramatic changes in 2008 as the auction-rate market froze, underlying municipal ratings lost their credibility and large providers of market liquidity vanished.  Although several of these factors have run their course and are no longer pressuring the market lower, there can be no assurance that the market will not further deteriorate.  As of March 31, 2015, the Tax Exempt Virginia Fund had approximately 15% of its net assets invested in municipal bonds with bond insurance.

The rights of the holders of Virginia Municipal Obligations and the enforceability of Virginia Municipal Obligations and the financing documents may be subject to (1) bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights, in effect now or after the date of the issuance of Virginia Municipal Obligations, to the extent constitutionally applicable; (2) principles of equity; and (3) the exercise of judicial discretion.

The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

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Industrial Revenue Bonds.  The Tax Exempt Virginia Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi‑family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Virginia (as well as federal income taxes).  Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue.  Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer.  Moreover, such housing revenue bonds depend upon the cash flow from the underlying mortgages for their repayment, which cannot be precisely predicted when the bonds are issued.  Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds.  Additionally, such bonds depend in part on scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds.  If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi‑family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals.  Life care facilities are alternative forms of long‑term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services.  Bonds to finance these facilities have been issued by various state industrial development authorities.  Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks.  Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments.  Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities.  The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process.  The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies.  They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels.  A hospital’s gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

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The Tax Exempt Virginia Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities.   Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner.  Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

Variable Rate Securities.  The Tax Exempt Virginia Fund may invest in Municipal Obligations that bear interest at rates that are adjusted periodically to market rates.  The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise.  The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate.  The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities.  The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

Put Bonds.  The Tax Exempt Virginia Fund may invest in Municipal Obligations (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity.  This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

Zero Coupon Bonds.  Municipal Obligations in which the Tax Exempt Virginia Fund may invest include zero coupon bonds and deferred interest bonds.  Zero coupon bonds and deferred interest bonds are debt obligations that are issued at a significant discount from face value.  While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.  Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash.  Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest.  The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

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Municipal Lease Obligations.  The Tax Exempt Virginia Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, “lease obligations”).  A lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for the payments due under the lease obligation.  Certain lease obligations contain “non‑appropriation” clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis.  A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments.  Although “non‑appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.  The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain “non‑appropriation” clauses.  In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.  Municipal lease obligations may be determined to be liquid in accordance with guidelines established under the supervision of the Board of Trustees and other factors the Adviser may determine to be relevant to such determination.  In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades.  In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability.  These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for supervising the determination of the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below.  A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Adviser believes that individual analysts give different weightings to the various factors involved in credit analysis and the quality of fixed-income securities in which the Funds may invest should be continuously reviewed.  A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

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Description of Moody’s Investors Service, Inc.’s Bond Ratings:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Standard & Poor’s Ratings Services’ Definitions:

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic condi-tions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:
An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Fitch Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale.  In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment.  This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.  The relationship between issuer scale and obligation scale assumes a historical average recovery of between 30% - 50% on the senior, unsecured obligations of an issuer.  As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating.

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AAA: Highest credit quality
‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality	AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality
A’ ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality
‘BBB’ ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added the “AAA obligation rating category.

Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Adviser believes that the yields from the lower rated securities purchased by the Funds will more than compensate for any additional risk.  During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced.  Under such conditions, valuation of the securities at fair value becomes more difficult and judgment plays a greater role.  Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Adviser believes that the yields from the lower rated securities purchased by the Funds will more than compensate for any additional risk.  During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced.  Under such conditions, valuation of the securities at fair value becomes more difficult and judgment plays a greater role.  Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

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INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds.  These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the out-stand-ing voting shares of such Fund.  For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund’s outstanding shares repre-sented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, each Fund may not:

(1)	Engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

(2)	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(3)	Purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Funds. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;

(4)	Purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(5)	Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies;

(6)	Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

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Under these fundamental limitations, the Equity Fund may not:

(1)	Invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies;

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.  However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the limitation.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees.  The Trustees, in turn, elect the officers of the Trust.  The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually.  The following is a list of the Trustees and executive officers of the Trust.  John P. Ackerly, IV and John T. Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (“Interested Trustees”).

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) and Directorships of Various Companies During Past 5 Years	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:
John P. Ackerly, IV One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Senior Vice President, Director and member of the Executive Committee of Davenport & Company LLC	11
John T. Bruce 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1953	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.	11
Independent Trustees:
Robert S. Harris, Ph. D. 100 Darden Boulevard Charlottesville, Virginia 22903 Year of Birth: 1949	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; consultant to corporations and government agencies	11

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George K. Jennison 5101 Stratford Crescent Richmond, Virginia 23226 Year of Birth: 1957	Since January 2015	Trustee	President of Oyster Consulting (a management consultant firm to the financial services industry). From 2009 until 2012, he was a Senior Managing Director for Wachovia Securities (now known as Wells Fargo Advisors).	11
Harris V. Morrissette 100 Jacintoport Boulevard Saraland, Alabama 36571 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc and Dixie Lily Foods; Director of International Shipholding Corporation (cargo transportation); Director of Trustmark National Bank (bank holding company); Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012	11
Elizabeth W. Robertson 305 Marston Lane Richmond, Virginia 23221 Year of Birth: 1953	Since February 2014	Trustee	Chief Financial Officer for Monument Restaurants LLC (restaurant franchisees) since 2011. Trustee of TowneBank Foundation and Community Board since 2015. Director of Franklin Financial Corporation and Franklin Federal Savings Bank from 1996 until 2014. She was previously a Senior Manager at KPMG (accounting firm).	11

Executive Officers:
Margaret H. Alves 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1972	Since February 2006	Compliance Officer of The Government Street Funds	Chief Compliance Officer and Secretary of Leavell Investment Management, Inc.
Tina H. Bloom 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1968	Since August 2006	Chief Compliance Officer and Secretary	Director of Fund Administration of Ultimus Fund Solutions, LLC (the Trust’s administrator);Vice President of Ultimus Fund Distributors, LLC (the Trust’s principal underwriter)
Charles M. Caravati, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1965	Since January 1996	President of the Equity Fund; Vice President of the Tax Exempt Virginia Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since November 2000	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
John H. Hanna, IV 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1955	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Vice President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Timothy S. Healey 800 Shades Creek Parkway, Ste 585 Birmingham, Alabama 35209 Year of Birth: 1953	Since January 1995	Vice President of The Government Street Funds	Executive Vice President, Chief Investment Officer and Director of Leavell Investment Management, Inc.

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Mary S. Hope 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1963	Since August 2008	Vice President of The Government Street Funds	Vice President and Portfolio Manager of Leavell Investment Management, Inc.
Joseph A. Jennings, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23219 Year of Birth: 1962	Since June 2005	President of the Tax Exempt Virginia Fund	Portfolio Manager of Lowe, Brockenbrough & Company, Inc.
Thomas W. Leavell 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1943	Since February 2004	President of The Government Street Funds	Director of Leavell Investment Management, Inc.; President and Chief Executive Officer of Leavell Investment Management, Inc. until January 2014.
David J. Marshall 800 Main Street Lynchburg Virginia 24504 Year of Birth: 1956	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Secretary, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Denise C. Peters One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1956	Since February 2007	Compliance Officer of The Davenport Funds	First Vice President and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC
R. Gregory Porter, III 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1941	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc.
Page T. Reece 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1957	Since September 2004	Compliance Officer of The Jamestown Funds	Chief Compliance Officer and Director of Operations of Lowe, Brockenbrough & Company, Inc.
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since November 2000	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
George L. Smith, III One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1976	Since February 2011	Vice President of The Davenport Funds	Senior Vice President of Davenport & Company LLC
Lawrence B. Whitlock, Jr. 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1948	Since February 2002	Vice President of the Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.

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Trustees’ Ownership of Fund Shares.  The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee.  Information is provided as of December 31, 2014.

Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
John P. Ackerly, IV	None	Over $100,000
John T. Bruce	None	Over $100,000
Independent Trustees:
Robert S. Harris	Equity Fund: $1 – $10,000	$10,001-$50,000
George K. Jennison	None	None
Harris V. Morrissette	Equity Fund: $10,001 – $50,000	Over $100,000
Elizabeth W. Robertson	None	Over $100,000

As of July 2, 2015, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of each Fund.

Trustee Compensation.  No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer (the “CCO”) regardless of whether such Officer is affiliated with an investment adviser or principal underwriter.  Effective July 1, 2014, each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust (“Independent Trustee”) receives from the Trust an annual retainer of $12,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for in-person meetings attended by the  Chairman of the Board); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings.  The same compensation structure was in effect prior to July 1, 2014 except the annual retainer was $10,000.  The fees are split equally among all of the funds in the Trust.

The following table provides compensation amounts paid to the Independent Trustees during the fiscal year ended March 31, 2015:

Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust
Robert S. Harris	$7,602	None	None	$28,500
George K. Jennison*	1,625	None	None	6,500
J. Finley Lee, Jr.**	7,341	None	None	27,500
Richard L. Morrill***	1,773	None	None	6,500
Harris V. Morrissette	6,807	None	None	25,500
Elizabeth W. Robertson	7,205	None	None	27,000

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*	Appointed to the Board effective January 1, 2015
**	Retired from the Board on June 30, 2015
***	Retired from the Board on June 30, 2014

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of six Trustees, four of whom are Independent Trustees.  The Board is responsible for the oversight of eleven series, or funds, of the Trust.  In addition to the Funds, the Trust consists of the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama; and The Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund and Davenport Small Cap Focus Fund, which are managed by Davenport & Company LLC of Richmond, Virginia.  The Board has engaged these investment advisers to oversee the management of the funds on a day-to-day basis.  The Board is responsible for overseeing the investment advisers and the Trust’s other service providers in the operations of the funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year.  In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.  The Board has established three standing committees and may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Dr. Robert S. Harris.  As Chairman, Dr. Harris has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various investment advisers.  The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Harris as Chairman, is appropriate and in the best interests of the Trust, given the specific characteristics of the Trust.  These characteristics include having a structure consisting of four distinct fund complexes, each having its own investment adviser and compliance officer at the fund complex level.  The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees. The Board has established an Audit Committee, a Governance, Nomination and Compensation Committee and a Qualified Legal Compliance Committee.  The Board of Trustees has determined that its committees help ensure that the funds have effective and independent governance and oversight.  The members of each Committee are the four Independent Trustees:  Robert S. Harris, George K. Jennison, Harris V. Morrissette and Elizabeth W. Robertson.  Elizabeth W. Robertson serves as the Chair of the Audit Committee and Harris V. Morrissette serves as Chairman of the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee. The Chairmanship of each Committee is rotated periodically.  Each Committee Chairman has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he or she serves as Chairman.  Each Committee Chairman facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

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Audit Committee
The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers.  The Audit Committee met four times during the fiscal year ended March 31, 2015.

Governance, Nomination and Compensation Committee
The Governance, Nomination and Compensation Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the Trust’s CCO and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; and (vi) evaluating the performance of the Board of Trustees. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee.  The Governance, Nomination and Compensation Committee met four times during the fiscal year ended March 31, 2015.

Qualified Legal Compliance Committee
The Qualified Legal Compliance Committee is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation.  The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2015 because no such reports were made during that period.

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Qualifications of the Trustees. The Governance, Nomination and Compensation Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust.  In addition, the Trustees are subject to periodic evaluation for their continued service on the Board.  On a staggered three-year basis, members of the Governance, Nomination and Compensation Committee review the qualifications of each Trustee, evaluate his or her contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board.  The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board.  The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion.  In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

Mr. John Ackerly, IV
Mr. John Ackerly, IV is a Director, Senior Vice President and a member of the Executive Committee of Davenport & Company, the investment adviser to the Davenport Funds.  Prior to joining Davenport & Company in 1994, he worked as a portfolio manager for Central Fidelity Bank.  Mr. Ackerly is a member of the Executive Committee for Davenport & Company and also serves on the Board of Directors.  He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts.  Mr. Ackerly earned an undergraduate degree from the University of Virginia and earned an M.B.A degree from Virginia Commonwealth University.  He is a Chartered Financial Analyst and has over 25 years of experience in the investment management profession.  He has served as a Trustee since 2012.  The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience and his academic background.

Mr. John T. Bruce
Mr. John T. Bruce is a founding partner and the President of Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds.  From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc.  Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has 37 years of experience in the investment management profession.  He has served as a Trustee since 1988.  The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

Dr. Robert S. Harris
Dr. Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean.  Dr. Harris teaches courses in financial management and policies and valuation in financial markets.  His research has focused on corporate finance, financial market analysis and mergers and acquisitions.  He has been widely published in leading academic and practitioner journals and has authored financial textbooks.  Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies.  He previously served as Chief Learning Officer and Vice President of United Technologies Corporation.  Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University.  He has served as a Trustee of the Trust since 2007.  The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.

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Mr. George K. Jennison
Mr. Jennison has over 30 years experience managing trading and execution platforms and integrating capital markets services into retail brokerage and clearing firm sales channels.  He is currently President of Oyster Consulting (a provider of audit, compliance, financial, operations, technology, trading and strategic management consulting to financial services firms).  Mr. Jennison began his career as a NASDAQ trader at Robinson-Humphrey Company where specialized in bank stocks and convertible securities.  Later, he served as a Senior Vice President at Shearson Lehman where he was responsible for managing the Financial Institutions NASDAQ Group and then became the Managing Director, Head of NASDAQ Trading at Wheat First Securities.  From 2009 until 2012, he was Senior Managing Director, head of the Equity Services Group at Wachovia Securities, where he was responsible for managing the equity trading platform for the firm’s retail brokerage, clearing and managed accounts.  Mr. Jennison has served on a number of investment industry committees as well as commitment committees for several foundations and investment firms.  He earned his B.A. degree in Economics and Management Services from Duke University and attended the Executive Program at the University of Virginia Darden School of Business. He has served as a Trustee of the Trust since 2015.  The Board has concluded that Mr. Jennison is suitable to serve as a Trustee because of his professional investment and business experience, leadership positions and academic background.

Mr. Harris V. Morrissette
Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses.  He serves as a director of International Shipholding Corporation (cargo transportation) and Trustmark National Bank (a bank holding company), and as a board member of White-Spunner Construction, Inc.  He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008 and chairman of Azalea Aviation, Inc. (airplane fueling) until 2012.  He is a board member of a number of not-for-profit organizations, among them the Business Council of Alabama and the Economic Development Partnership of Alabama.  Mr. Morrissette holds a B.S. degree from The University of Alabama.  He has served as a Trustee of the Trust since 1993.  The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.

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Ms. Elizabeth W. Robertson
Ms. Robertson  serves  as Chief Financial Officer of Monument Restaurants LLC (restaurant franchises) and has been employed by Monument Restaurants since 2011.  She previously served as Chief Financial Officer for Virginia Resources Authority (municipal bond authority) and a Senior Manager at KPMG (public accounting firm) where she specialized in audit and SEC reporting services for financial institutions.  Ms. Robertson has served as a Trustee of TowneBank Foundation and Community Board since 2015 and was a director of Franklin Financial Corporation and Franklin Federal Savings Bank from 1996 until 2014. She previously performed accounting and tax services for small businesses and individuals on a part-time basis and is a board member of a number of not-for-profit organizations, among them, the Richmond Ballet and the St. Andrew’s School Foundation.  She holds a B.S. degree from the University of Virginia McIntire School of Commerce and earned her Certified Public Accountant designation in 1975.  The Board has concluded that Ms. Robertson is suitable to serve as a Trustee because of her business experience and expertise in accounting matters and her leadership positions and service on other boards.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk.  The Trust, the investment advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and its service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the various committees.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board of Trustees requires management of the investment advisers and the Trust, including the Trust’s CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings.  The Board and the committees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters.  On at least an annual basis, the Independent Trustees meet separately with the Trust’s CCO outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.  The Trust’s CCO is supported by four compliance officers, each of whom serve at the fund complex level.  The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the funds’ securities.  In addition, in its annual review of the funds’ advisory agreements, the Board reviews information provided by the investment advisers relating to their operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

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Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

INVESTMENT ADVISER

Lowe, Brockenbrough & Company, Inc. (the “Adviser”) supervises each Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus.  Each Fund’s Advisory Agreement is effective for an initial two year period  and is subject to annual approval thereafter by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities, pro-vided such continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser.  The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund’s average daily net assets, is at the following annual rates: on the first $500 million, 0.65%; and on assets over $500 million, 0.55%.  For the fiscal years ended March 31, 2015, 2014 and 2013, the Equity Fund paid the Adviser advisory fees of $198,253, $195,590 and $172,346, respectively.

Compensation of the Adviser with respect to the Tax Exempt Virginia Fund, based upon the Fund’s average daily net assets, is at the following annual rates: on the first $250 million, 0.40%; on the next $250 million, 0.35%; and on assets over $500 million, 0.30%.  For the fiscal years ended March 31, 2015, 2014 and 2013, the Tax Exempt Virginia Fund paid the Adviser advisory fees of $55,472 (which was net of voluntary fee waivers of $50,188), $55,616 (which was net of voluntary fee waivers of $49,023) and $96,603 (which was net of voluntary fee waivers of $22,351), respectively.

The Adviser, organized as a Virginia corporation in 1970, is con-trolled by its majority shareholder, Austin Brockenbrough, III.  As an affiliate of the Adviser, Mr. Brockenbrough may directly or indirectly receive benefits from the advisory fees paid to the Adviser.  In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds.  The Adviser determines what securities and other investments will be pur-chased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all secur-ities orders for the Funds, determining with which broker, dealer, or issuer to place the orders.  The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions.  The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

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The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services.  The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations.  The Adviser, not the Funds, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

Portfolio Managers

Other Accounts Managed (as of March 31, 2015)

The Portfolio Managers are also responsible for the day-to-day management of other accounts, as indicated in the following table. Each Portfolio Manager’s name is followed by the name of the Funds for which the Portfolio Manager is responsible for providing investment advisory services.

Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based On Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Charles M. Caravati, III Jamestown Equity Fund	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 3 46	$ 0 $136 million $132 million	0 2 0	$ 0 $125 million $ 0
Lawrence B. Whitlock, Jr. Jamestown Equity Fund	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 132	$ 0 $ 0 $368 million	0 0 0	$ 0 $ 0 $ 0
Joseph A. Jennings, III Jamestown Tax-Exempt Virginia Fund	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 158	$ 0 $ 0 $121 million	0 0 0	$ 0 $ 0 $ 0

Potential Conflicts of Interest

The Portfolio Managers generally oversee other advisory accounts that adhere to an investment strategy similar to that of the Fund or Funds for which they serve.  Conflicts of interest may arise in connection with the management of a Fund’s investments, the management of other advisory accounts, and personal trading by Portfolio Managers.  The Adviser has an obligation to allocate investment opportunities to all of its clients, including the Funds, in a manner that is fair and equitable over time.  Policies and procedures have been adopted to ensure this equitable allocation among clients.  In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser’s clients come first.

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Compensation

The Adviser compensates the Portfolio Managers of the Funds with a combination of fixed salary, annual profit sharing contribution and an incentive bonus.  Incentive bonuses are based on the Adviser’s profitability and the Portfolio Manager’s contribution to the Adviser.  The fixed salary component represents the majority of the annual compensation.

Ownership of Fund Shares

The following table indicates, as of March 31, 2015, the dollar value of shares beneficially owned by the Portfolio Managers in the Funds for which the Portfolio Manager serves.

Name of Portfolio Manager	Dollar Value of Fund Shares Beneficially Owned
Charles M. Caravati, III	Jamestown Equity Fund - $ 100,001 - $500,000
Lawrence B. Whitlock, Jr.	Jamestown Equity Fund - $100,001 - $500,000
Joseph A. Jennings, III	Jamestown Tax Exempt Virginia Fund - None

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services.  The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a monthly fee based upon the average value of its daily net assets, subject to a minimum monthly fee, plus a shareholder recordkeeping fee (on a per shareholder  basis) for shareholder accounts in excess of 1,000.  In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.  For the fiscal years ended March 31, 2015, 2014 and 2013, the Equity Fund paid administration fees to the Administrator of $60,000, $57,000 and $50,000, respectively; and the Tax Exempt Virginia Fund paid administration fees to the Administrator of $56,000, $51,000 and $45,548, respectively.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust’s CCO.  For the performance of these services, the Funds pay the Administrator an annual base fee plus an asset-based fee on aggregate average net assets in excess of $100 million.  In addition, the Funds reimburse the Administrator for any out-of-pocket expenses incurred for compliance services.  For the fiscal years ended March 31, 2015, 2014 and 2013, the Equity Fund paid compliance service fees to the Administrator of $6,200, $6,200 and $6,200 respectively; and the Tax Exempt Virginia Fund paid compliance service fees to the Administrator of $6,200, $6,200 and $6,200, respectively.

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DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor.  The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares.  The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.  The Distributor is an affiliate of the Administrator and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

OTHER SERVICE PROVIDERS

The firm of Cohen Fund Audit Services Ltd., independent registered public accounting firm, 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust.

Sullivan & Worcester LLP, One Post Office Square, Boston Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds’ assets is U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202.  The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds’ practice to seek the best price and execution for all portfolio securities transactions.  The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds’ portfolio transactions.

The Funds’ fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets on a “net” basis, which may include a dealer markup. The Funds’ common stock portfolio transactions will normally be exchange traded and effected through broker-dealers who charge brokerage commissions.  Options will also normally be exchange traded involving the payment of commissions.  With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

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During the fiscal years ended March 31, 2015, 2014 and 2013, the total brokerage commissions paid by the Equity Fund were $16,285, $15,214 and $18,667, respectively. During the fiscal years ended March 31, 2015, 2014 and 2013, the total brokerage commissions paid by the Tax Exempt Virginia Fund were $0, $100 and $0, respectively.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services.  The types of research services that the Adviser may obtain include, but are not limited to, investment recom-mendations, financial, economic, political, fundamental and technical market and interest rate data, and other statisti-cal or research services.  Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have.  Conversely, the Funds may benefit from such transactions effected for the benefit of other clients.  In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution.  Factors considered by the Adviser in deter-mining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition.

In order to reduce the total operating expenses of the Equity Fund, a portion of the Fund’s operating expenses has been paid through an arrangement with a third party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.  Expenses reimbursed through the brokerage arrangement during the fiscal year ended March 31, 2014 were $12,000 for the Equity Fund.

As of March 31, 2015, the Equity Fund held common stock issued by the parent companies of the following “regular broker-dealers” of the Trust, as defined in the 1940 Act:

Type of Security	Regular Broker-Dealer	Market Value as of March 31, 2015
Common Stock	J.P. Morgan Securities LLC	$666,380
Common Stock	Morgan Stanley	$553,195

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Codes of Ethics.   The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds.  The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the transaction.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month as indicated on the Account Application.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan.  Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan.  A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (on the 15th and/or the last business day of the month).  Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are included in the Account Application or are available by calling the Funds.  Payments may also be made by check made payable to the designated recipient and mailed within 7 days of the withdrawal date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the Application (see “Signature Guarantees” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolu-tion” (or “Certification of Part-nership”) indicating the names, titles and required number of signatures authorized to act on its behalf.  The Application must be signed by a duly authorized officer(s) and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Funds.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment.  In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes.  The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1126, or by writing to:

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The Jamestown Funds
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration.  To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following:  (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signa-ture Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Funds.

PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV next determined after the order is received in proper form.  An order received prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day.  An order to purchase shares is not binding on the Funds until it has been confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Shares of the Funds generally may be sold only to U.S. citizens, U.S. residents and U.S. domestic corporations, partnerships, trusts, or estates. For purposes of this policy, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and estates must have a U.S. address of record.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted.  If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate.  The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind.  The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds.  The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods to determine NAV as described in the Prospectus.

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Employees and Affiliates of the Funds. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders.  However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them.  In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future.  Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions.  All charges will be deducted from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemptions in Kind.  The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind.  It is possible, however, that conditions may exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so.  The Board of Trustees has authorized payment to be made in port-folio secur-ities or other property of the Funds.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the NAV.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits to pay redemptions in cash, rather than in kind, to any share-holder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.

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NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The NAV of each Fund is determined as of the close of the regular session of trading on the Exchange (normally 4:00 p.m. Eastern time) on each “Business Day.”  A Business Day means any day, Monday through Friday, except for the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas.  NAV is deter-mined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding.  NAV includes interest on fixed income securities, which is accrued daily.

FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees.  Fund expenses include, among others, the fees and expense, if any, of the Independent Trustees, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds’ shareholder servicing operations, fees and expenses of qualifying and registering the Funds’ shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations.  The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party.  The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation.  All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust’s series, or funds, which allocation may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applica-bility to each fund.

ADDITIONAL TAX INFORMATION

Taxation of the Funds.  Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) so that it does not pay federal taxes on income and capital gains distributed to shareholders.  Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income.  In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

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While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains.  A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years.  While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.  If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income.  The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

There is a remedy for failure to meet the Subchapter M diversification test if the failure was due to reasonable cause and not to willful neglect.  The remedy involves certain divestiture and procedural requirements, and payment of a tax.  In certain de minimis situations, no tax is due in the event of a failure to meet the diversification requirements, but the divestiture and procedural requirements apply. Similarly, in the event of a failure to meet the Subchapter M income requirements, if the failure was due to reasonable cause and not to willful neglect it can be cured by satisfaction of procedural requirements and payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders.  As of March 31, 2015, the Tax Exempt Virginia Fund had a long-term capital loss carryforward of $10,847 for federal income tax purposes.  This capital loss carryforward is available indefinitely to offset realized capital gains in future years, thereby reducing future taxable gains distributions.

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Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Funds’ Dividends and Distributions.   Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”).  Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2015, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $413,200 ($464,850 for married taxpayers, $439,000 for heads of households) are subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in such highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time.  Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition,  for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period.  Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends from the Funds and net gains from the disposition of shares of the Funds.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund.  Each Fund will send shareholders information each year on the tax status of dividends and disbursements.  A dividend or capital gains distribu-tion paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the NAV of shares below your cost and thus in effect result in a return of a part of your investment.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” shares are sold.  Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered shares.  In response to this federal law, the Funds chose “average cost,” which is the mutual fund industry standard, as the Funds’ default tax lot identification for all shareholders.  Average cost will be the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method.  You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares.  Please keep in mind that the Funds are not responsible for providing you with cost basis information on shares acquired prior to January 1, 2012.

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The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Capital gain distributions made by the Tax Exempt Virginia Fund are also subject to Virginia income tax, except to the extent attributable to gains from certain obligations of the Commonwealth of Virginia and its political subdivisions.  Since federal and Virginia income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes.  A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

Sale, Exchange or Redemption of Fund Shares.   A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event.  For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.  In addition, any loss upon the sale of shares of the Tax Exempt Virginia Fund held for six months or less will be disallowed for both federal and Virginia income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Virginia, some portion of such dividends actually may have been subject to Virginia income tax.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988.  The Equity Fund is a diversified series of the Trust and the Tax Exempt Virginia Fund is a non-diversified series. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.  The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued.  The Trustees are permitted to create additional series, or funds, at any time.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights.  Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  The Trustees will hold office indefinitely, except that:  (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian.  Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees.  Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.).  Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this SAI.  In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.  The Trust does not expect to hold annual meetings of share-holders.

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Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities.  On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon.  Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust.  The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability.

Stock certificates will not be issued for your shares.  Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Proxy Voting Policies and Procedures.   The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities.  The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov.

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Portfolio Holdings Disclosure Policy.  The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.  The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to portfolio securities.  Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Principal Executive and Senior Financial Officers that requires the Trust’s Principal Executive Officer(s), Principal Financial Officer(s) and Principal Accounting Officer(s) to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

•	Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

•	Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to four different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the CCO of the Trust. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds.

Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Group	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Funds or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par, market value
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.   Lipper indicates that it will not trade based on the Funds’ portfolio information, and it prohibits its employees from any such trading.
None

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Bloomberg L.P.	CUSIP, description, shares/par, market value
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.  Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None
FactSet	CUSIP, description, shares/par, market value
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.  FactSet employees are required to follow a code of business conduct and ethics that obligates them to use a reasonable degree of care to safeguard confidential information and must agree in writing to comply with this code of business conduct and ethics.
None

•	These policies relating to disclosure of the Funds’ Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, including but not limited to the Funds’ administrator, distributor, custodian, legal counsel, accountants, pricing service, financial printer/typesetter and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

•	In the event a Fund processes a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for the receipt of such portfolio securities.

•	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

•	The CCO of the Trust may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

•	The CCO of the Trust shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least annually, the CCO shall provide the Board of Trustees with a report as to compliance with these policies.

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Principal Shareholders.  As of July 2, 2015, Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California 94105, owned of record 36.22% of the outstanding shares of the Equity Fund and 83.81% of the outstanding shares of the Tax Exempt Virginia Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control each Fund.  As of the same date, Dennis Pryor Trust, c/o Lowe Brockenbrough & Company, 1802 Bayberry Court, Richmond, Virginia 23226, owned of record 5.64% of the outstanding shares of the Equity Fund; and TD Ameritrade Trust Company, P.O. Box 17748, Denver, Colorado 80217, owned of record 11.04% of the outstanding shares of the Equity Fund.

CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information.  The average annual total returns of each Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or the period of a Fund’s operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total returns of a Fund (“T”) are computed by using the redeemable value at the end of a specified period of time (“ERV”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds’ past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows each Fund’s average annual total returns for periods ended March 31, 2015:

Equity Fund	Tax Exempt Virginia Fund
One Year 10.14%	One Year 2.61%
Five Years 13.25%	Five Years 2.46%
Ten Years 7.26%	Ten Years 3.08%

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In addition, each Fund may advertise other total return performance data (“Nonstandardized Return”).  Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions.  Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield.  A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]

Where:
a = dividends and interest earned during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security.  Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).  The yields of the Equity Fund and the Tax Exempt Virginia Fund for the 30 days ended March 31, 2015 were 0.78%, and 1.64%, respectively.

The tax-equivalent yield of the Tax Exempt Virginia Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate.  The Tax Exempt Virginia Fund’s tax-equivalent yield for the 30 days ended March 31, 2015, based on the highest marginal combined federal and Virginia income tax rate, was 2.90%.

The Funds’ performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  In particular, the Equity Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets.  Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals.  Performance comparisons may be useful to investors who wish to compare the Funds’ past performance to that of other mutual funds and investment products.  Of course, past performance is not a guarantee of future results.

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Lipper ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time.

Morningstar, Inc. rates mutual funds of all types, according to their risk-adjusted returns.  The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to the Funds’ Prospectus to obtain a more complete view of the Funds’ performance before investing.  Of course, when comparing the Funds’ performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price.  Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc.).  The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser’s view of current or past market conditions or historical trends.  The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited each year by an independent registered public accounting firm.  Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account.  A copy of the Annual Report will accompany this SAI whenever the SAI is requested by a shareholder or prospective investor.  The financial statements of the Funds for the year ended March 31, 2015, together with the report of an independent registered public accounting form thereon, are incorporated herein by reference to the Annual Report of the Funds.
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APPENDIX A

WILLIAMSBURG INVESTMENT TRUST

POLICIES AND PROCEDURES FOR VOTING PROXIES

1.            Purpose.  The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust.  These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2.            Definitions

(a)            Proxy.  A proxy permits a shareholder to vote without being present at annual or special meetings.  A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.  Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)            Proxy Manager.  Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3.            Policy for Voting Proxies.

(a)            Fiduciary Considerations.  Proxies are voted solely in the interests of the shareholders of the Trust.  Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b)            Management Recommendations.  Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock.  However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

4.            Conflicts of Interest.   The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds.  Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager.  The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

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5.            Routine Proposals.  Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6.            Non-routine Proposals.

(a)            Guidelines on Anti-takeover Issues.  Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.”  During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast.  This may (but is not required to) be the case for staggered board and fair price amendments.  Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(b)            Guidelines on Social and Political Issues.  Social and political issues should be reviewed on a case by case basis.  Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7.            Proxy Manager Approval.  Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8.            Proxy Voting Procedures.  Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision.  A reasonable effort should be made to obtain proxy material and to vote in a timely fashion.  Records should be maintained regarding the voting of proxies under these Policies and Procedures.

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9.            Report to the Board.  On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

10.            Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust.  To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds.  However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers’ policies and procedures.

As adopted November 1, 2004

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Lowe, Brockenbrough & Co., Inc. (the “Adviser”)
and The Jamestown Funds (the “Funds”)

Proxy Voting Policies and Procedures

Lowe, Brockenbrough & Co., Inc., The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, each of which is a series of Williamsburg Investment Trust (the “Trust”), intend to exercise a voice on behalf of shareholders and clients in matters of corporate governance through the proxy voting process.  The Funds and the Adviser take their fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients.  The Funds and the Adviser exercise their voting responsibilities as a fiduciary, solely with the goal of maximizing the value of shareholders’ and clients’ investments.

The Trust’s board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Funds.   The Adviser’s proxy voting principles for the Funds and its other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented.

General policy for voting proxies

The Adviser will vote proxies solely in the interests of its clients.  Any conflict of interest must be resolved in the way that will most benefit its clients.  The Adviser will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of its clients.  Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients.  Such circumstances may include, but are not limited to, situations where the Adviser, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Management Committee or by the Williamsburg Trust Audit Committee (Audit Committee) for securities held by the Jamestown Funds.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the Proxy Committee determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, the conflict shall be disclosed to the Management Committee or to the Audit Committee for Jamestown Fund securities and the ballot will be voted per the Egan-Jones recommendation.   The Proxy Manager shall keep a record of all such votes.

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In March 2006, the Advisor entered into an agreement with Egan-Jones to provide proxy voting recommendations.  The Advisor shall vote in accordance with the Egan-Jones recommendation unless the Advisor determines an alternative vote shall better serve client interest or unless a client has provided specific voting instructions.  The Advisor shall maintain records of all such votes.

Proxy voting process

The Adviser has designated a Proxy Manager and Committee.  Proxy voting is subject to the supervision of the Proxy Manager.  Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.